                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                             JPMEI-1    JPMorgan Enhanced Index
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                              TEII-1    Transamerica Equity II
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc.
(ACIM), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

                                      ATST
                  ACLCV-1 American Century Large Company Value

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio

                                      ATST
                  ACLCV-2 American Century Large Company Value by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

2006                    19.68%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended    6/30/03
Lowest:   (16.82)% Quarter ended    9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 19.68%     8.07%     6.08%
Service Class                 19.44%      N/A     16.52%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     4.05%
Russell 1000(R) Value Index   22.25%    10.88%     8.66%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized

                                      ATST
                  ACLCV-3 American Century Large Company Value portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; 0.80% over $250 million up to $500 million; 0.775% over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

ACIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie

                                      ATST
                  ACLCV-4 American Century Large Company Value

Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with UFAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-5 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.01         $0.19            $1.80          $1.99       $(0.30)     $(1.36)      $(1.66)       $11.34
           12/31/2005     11.06          0.18             0.26           0.44        (0.07)      (0.42)       (0.49)        11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00          0.17             1.80           1.97        (0.28)      (1.36)       (1.64)        11.33
           12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       19.68%      $173,206      0.92%     0.92%         1.72%          19%
                 12/31/2005        4.15        120,738      0.91      0.91          1.62           26
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       19.44          3,073      1.17      1.17          1.49           19
                 12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-6 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not

                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.


                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation

                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b)
    International Moderate Growth Fund commenced operations on May 1, 2006.

(c)
    Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d)
    Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e)
    Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f)
    Annualized.

(g)
    Not annualized.

(h)
    Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i)
    Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (ETFs), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of

                                      ATST
                                MN-1 Munder Net50
this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      ATST
                                MN-2 Munder Net50

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index (IIX), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                                MN-3 Munder Net50

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005                     8.06%

2006                     0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/01
Lowest:   (46.99)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              0.00%     5.04%        1.45%
Service Class             (0.29)%     N/A        15.96%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        2.41%
Inter@ctive Week
  Internet Index          13.85%     6.54%       (6.38)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.09%      0.09%
                                         ------------------
TOTAL                                     0.99%      1.24%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.99%      1.24%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $ 101     $ 315     $ 547     $1,213
Service Class               $ 126     $ 393     $ 681     $1,500
-----------------------------------------------------------------

                                      ATST
                                MN-4 Munder Net50

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.32         $0.01           $(0.01)        $  --         $ --        $ --          $ --         $10.32
         12/31/2005      9.55         (0.06)            0.83          0.77           --          --            --          10.32
         12/31/2004      8.28         (0.05)            1.32          1.27           --          --            --           9.55
         12/31/2003      4.97         (0.06)            3.37          3.31           --          --            --           8.28
         12/31/2002      8.07         (0.05)           (3.05)        (3.10)          --          --            --           4.97
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.26         (0.02)           (0.01)        (0.03)          --          --            --          10.23
         12/31/2005      9.52         (0.08)            0.82          0.74           --          --            --          10.26
         12/31/2004      8.28         (0.06)            1.30          1.24           --          --            --           9.52
         12/31/2003      5.94         (0.06)            2.40          2.34           --          --            --           8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                 Net        Ratio of Expenses
                                               Assets,          to Average           Net Investment
                  For the                      End of         Net Assets(f)          Income (Loss)    Portfolio
                   Period        Total         Period      --------------------        to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)      Total(e)      Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        0.00%(j)   $105,005      1.00%(i)     1.00%(i)         0.07%           72%
                 12/31/2005        8.06        113,452      1.00         1.02            (0.62)           96
                 12/31/2004       15.34        100,139      1.00(h)      1.00(h)         (0.55)           34
                 12/31/2003       66.60         74,941      1.00         1.08            (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00         1.77            (0.92)           52
---------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       (0.29)         3,373      1.25(i)      1.25(i)         (0.23)           72
                 12/31/2005        7.77          3,179      1.25         1.27            (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)      1.25(h)         (0.68)           34
                 12/31/2003       39.39            750      1.25         1.38            (1.14)           29
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(j) Rounds to less than 0.01%.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)
                                                                       Templeton
                                                                    Transamerica
                                                                          Global
                                                                      (formerly,
                                                                       Templeton
                                                                           Great
                                                                       Companies


                                                                Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or

                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.

---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity II

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The investment objective of this portfolio is long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in:

 - Common stocks

The portfolio pursues its investment objective by investing principally in listed and unlisted common stocks, that is, stocks that are listed on an exchange and those that trade in the over-the-counter market.

The portfolio may also invest in debt securities and convertible or preferred stock having a call on convertible to common stock, by means of a conversion privilege or attached warrants, and warrants or other rights to purchase common stock. Unless market conditions indicate otherwise, the portfolio will be invested in such equity-type securities. However, when market conditions warrant it, a portion of the portfolio's assets may be held in cash or debt securities.

TIM uses a "bottom up" approach to investing and focuses on identifying fundamental change in its early stages and investing in premier companies. It believes in long-term investing and does not attempt to time the market. The portfolio is constructed one company at a time. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies that it believes have the defining features of premier growth companies that are under-valued in the stock market. Premier companies have many or all of these features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal.

                                      ATST
                          TEII-1 Transamerica Equity II

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of the portfolio has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2004                   16.37%

2005                   17.29%

2006                    8.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.52%  Quarter ended  12/31/04
Lowest:    (4.29)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                LIFE OF
                                       1 YEAR    FUND*
                                       ------   -------
Portfolio                               8.76%    14.12%
Russell 1000(R) Growth Index            9.07%     6.88%

* The portfolio commenced operations on December 30, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges

                                      ATST
                          TEII-2 Transamerica Equity II
or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

------------------------------------------------------------
Management fees                                   0.30%
Other expenses                                    0.15%
                                                  -----
TOTAL                                             0.45%
Expense reduction(b)                              0.15%
                                                  -----
NET OPERATING EXPENSES                            0.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.30%, excluding certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.30% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

                             1 YEAR   3 YEAR   5 YEAR   10 YEARS
----------------------------------------------------------------
Portfolio                     $31      $129     $237      $552
----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.30% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.30% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.30% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                          TEII-3 Transamerica Equity II

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                          For a share outstanding throughout each period(a)
             -----------------------------------------------------------------------------------------------------------
                                    Investment Operations                          Distributions
                         -------------------------------------------   -------------------------------------
             Net Asset                                                                From                     Net Asset
 For the      Value,          Net         Net Realized                  From Net      Net                       Value,
  Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
 Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
------------------------------------------------------------------------------------------------------------------------
12/31/2006     $9.49         $0.05           $0.72          $0.77        $(0.04)     $(0.72)      $(0.76)       $ 9.50
12/31/2005     11.66          0.04            1.62           1.66         (0.14)      (3.69)       (3.83)         9.49
12/31/2004     10.02          0.09            1.55(h)        1.64            --          --           --         11.66
12/31/2003     10.00         (0.03)           0.05           0.02            --          --           --         10.02
------------------------------------------------------------------------------------------------------------------------

                                              Ratios/Supplemental Data
                            ------------------------------------------------------------
                                Net       Ratio of Expenses
                              Assets,        to Average       Net Investment
 For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
  Period        Total         Period      -----------------   to Average Net   Turnover
 Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)     Assets(f)       Rate(g)
----------------------------------------------------------------------------------------
12/31/2006       8.76%        $19,409      0.30%     0.45%          0.49%         19%
12/31/2005      17.29          19,991      0.30      0.44           0.36          29
12/31/2004   16.37(h)          19,171      0.30      0.36           0.84          33
12/31/2003       0.20          85,723      0.30      0.34          (0.30)         --
----------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) The inception date of Transamerican Equity II is December 30, 2003.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) The capital contribution from affiliates is included in net realized and unrealized gain (loss) of $0.21. The capital contribution from affiliates increased total return by 2.10% for the year ended December 31, 2004.

                                      ATST
                          TEII-4 Transamerica Equity II

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)
                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed

                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

             The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

             EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks,

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

2006                    10.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended    12/31/99
Lowest:   (12.44)% Quarter ended     9/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               10.33%     6.63%      8.04%
Service Class               10.06%      N/A      13.07%
S&P 500 Composite Stock
  Index                     15.78%     6.19%      8.43%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of the 0.30% portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH and DAVID COHEN, Managing Directors of Van Kampen, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2006    $18.23         $0.15           $1.59          $1.74        $(0.18)     $(1.06)      $(1.24)        $18.73
        12/31/2005     16.90          0.14            1.43           1.57         (0.24)         --        (0.24)         18.23
        12/31/2004     15.26          0.19            1.71           1.90         (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22            2.46           2.68         (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24           (2.81)         (2.57)        (0.31)         --        (0.31)         12.85
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2006     18.52          0.10            1.63           1.73         (0.15)      (1.06)       (1.21)         19.04
        12/31/2005     17.19          0.10            1.45           1.55         (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16            1.75           1.91         (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13            2.03           2.16         (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.33%      $180,443      0.82%     0.82%         0.81%           40%
                 12/31/2005        9.41        208,119      0.82      0.82          0.84            50
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       10.06          1,428      1.07      1.07          0.55            40
                 12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                             JPMEI-1    JPMorgan Enhanced Index
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc.
(ACIM), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

                                      ATST
                  ACLCV-1 American Century Large Company Value

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio

                                      ATST
                  ACLCV-2 American Century Large Company Value by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

2006                    19.68%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended    6/30/03
Lowest:   (16.82)% Quarter ended    9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 19.68%     8.07%     6.08%
Service Class                 19.44%      N/A     16.52%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     4.05%
Russell 1000(R) Value Index   22.25%    10.88%     8.66%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized

                                      ATST
                  ACLCV-3 American Century Large Company Value portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; 0.80% over $250 million up to $500 million; 0.775% over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

ACIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie

                                      ATST
                  ACLCV-4 American Century Large Company Value

Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with UFAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-5 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.01         $0.19            $1.80          $1.99       $(0.30)     $(1.36)      $(1.66)       $11.34
           12/31/2005     11.06          0.18             0.26           0.44        (0.07)      (0.42)       (0.49)        11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00          0.17             1.80           1.97        (0.28)      (1.36)       (1.64)        11.33
           12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       19.68%      $173,206      0.92%     0.92%         1.72%          19%
                 12/31/2005        4.15        120,738      0.91      0.91          1.62           26
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       19.44          3,073      1.17      1.17          1.49           19
                 12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-6 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

             The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

             EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks,

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

2006                    10.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended    12/31/99
Lowest:   (12.44)% Quarter ended     9/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               10.33%     6.63%      8.04%
Service Class               10.06%      N/A      13.07%
S&P 500 Composite Stock
  Index                     15.78%     6.19%      8.43%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of the 0.30% portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH and DAVID COHEN, Managing Directors of Van Kampen, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2006    $18.23         $0.15           $1.59          $1.74        $(0.18)     $(1.06)      $(1.24)        $18.73
        12/31/2005     16.90          0.14            1.43           1.57         (0.24)         --        (0.24)         18.23
        12/31/2004     15.26          0.19            1.71           1.90         (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22            2.46           2.68         (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24           (2.81)         (2.57)        (0.31)         --        (0.31)         12.85
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2006     18.52          0.10            1.63           1.73         (0.15)      (1.06)       (1.21)         19.04
        12/31/2005     17.19          0.10            1.45           1.55         (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16            1.75           1.91         (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13            2.03           2.16         (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.33%      $180,443      0.82%     0.82%         0.81%           40%
                 12/31/2005        9.41        208,119      0.82      0.82          0.84            50
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       10.06          1,428      1.07      1.07          0.55            40
                 12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                MN-1    Munder Net50
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (ETFs), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of

                                      ATST
                                MN-1 Munder Net50
this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      ATST
                                MN-2 Munder Net50

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index (IIX), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                                MN-3 Munder Net50

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005                     8.06%

2006                     0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/01
Lowest:   (46.99)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              0.00%     5.04%        1.45%
Service Class             (0.29)%     N/A        15.96%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        2.41%
Inter@ctive Week
  Internet Index          13.85%     6.54%       (6.38)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.09%      0.09%
                                         ------------------
TOTAL                                     0.99%      1.24%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.99%      1.24%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $ 101     $ 315     $ 547     $1,213
Service Class               $ 126     $ 393     $ 681     $1,500
-----------------------------------------------------------------

                                      ATST
                                MN-4 Munder Net50

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.32         $0.01           $(0.01)        $  --         $ --        $ --          $ --         $10.32
         12/31/2005      9.55         (0.06)            0.83          0.77           --          --            --          10.32
         12/31/2004      8.28         (0.05)            1.32          1.27           --          --            --           9.55
         12/31/2003      4.97         (0.06)            3.37          3.31           --          --            --           8.28
         12/31/2002      8.07         (0.05)           (3.05)        (3.10)          --          --            --           4.97
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.26         (0.02)           (0.01)        (0.03)          --          --            --          10.23
         12/31/2005      9.52         (0.08)            0.82          0.74           --          --            --          10.26
         12/31/2004      8.28         (0.06)            1.30          1.24           --          --            --           9.52
         12/31/2003      5.94         (0.06)            2.40          2.34           --          --            --           8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                 Net        Ratio of Expenses
                                               Assets,          to Average           Net Investment
                  For the                      End of         Net Assets(f)          Income (Loss)    Portfolio
                   Period        Total         Period      --------------------        to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)      Total(e)      Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        0.00%(j)   $105,005      1.00%(i)     1.00%(i)         0.07%           72%
                 12/31/2005        8.06        113,452      1.00         1.02            (0.62)           96
                 12/31/2004       15.34        100,139      1.00(h)      1.00(h)         (0.55)           34
                 12/31/2003       66.60         74,941      1.00         1.08            (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00         1.77            (0.92)           52
---------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       (0.29)         3,373      1.25(i)      1.25(i)         (0.23)           72
                 12/31/2005        7.77          3,179      1.25         1.27            (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)      1.25(h)         (0.68)           34
                 12/31/2003       39.39            750      1.25         1.38            (1.14)           29
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(j) Rounds to less than 0.01%.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             CGRES-1    Clarion Global Real Estate Securities
                                             JPMEI-1    JPMorgan Enhanced Index
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                                TE-1    Transamerica Equity
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             ACLCV-1    American Century Large Company Value
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                              IMGF-1    International Moderate Growth Fund
                                             JPMEI-1    JPMorgan Enhanced Index
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc.
(ACIM), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

                                      ATST
                  ACLCV-1 American Century Large Company Value

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio

                                      ATST
                  ACLCV-2 American Century Large Company Value by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

2006                    19.68%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended    6/30/03
Lowest:   (16.82)% Quarter ended    9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 19.68%     8.07%     6.08%
Service Class                 19.44%      N/A     16.52%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     4.05%
Russell 1000(R) Value Index   22.25%    10.88%     8.66%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized

                                      ATST
                  ACLCV-3 American Century Large Company Value portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; 0.80% over $250 million up to $500 million; 0.775% over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

ACIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie

                                      ATST
                  ACLCV-4 American Century Large Company Value

Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with UFAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-5 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.01         $0.19            $1.80          $1.99       $(0.30)     $(1.36)      $(1.66)       $11.34
           12/31/2005     11.06          0.18             0.26           0.44        (0.07)      (0.42)       (0.49)        11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00          0.17             1.80           1.97        (0.28)      (1.36)       (1.64)        11.33
           12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       19.68%      $173,206      0.92%     0.92%         1.72%          19%
                 12/31/2005        4.15        120,738      0.91      0.91          1.62           26
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       19.44          3,073      1.17      1.17          1.49           19
                 12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-6 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

             The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

             EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks,

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

2006                    10.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended    12/31/99
Lowest:   (12.44)% Quarter ended     9/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               10.33%     6.63%      8.04%
Service Class               10.06%      N/A      13.07%
S&P 500 Composite Stock
  Index                     15.78%     6.19%      8.43%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of the 0.30% portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH and DAVID COHEN, Managing Directors of Van Kampen, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2006    $18.23         $0.15           $1.59          $1.74        $(0.18)     $(1.06)      $(1.24)        $18.73
        12/31/2005     16.90          0.14            1.43           1.57         (0.24)         --        (0.24)         18.23
        12/31/2004     15.26          0.19            1.71           1.90         (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22            2.46           2.68         (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24           (2.81)         (2.57)        (0.31)         --        (0.31)         12.85
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2006     18.52          0.10            1.63           1.73         (0.15)      (1.06)       (1.21)         19.04
        12/31/2005     17.19          0.10            1.45           1.55         (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16            1.75           1.91         (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13            2.03           2.16         (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.33%      $180,443      0.82%     0.82%         0.81%           40%
                 12/31/2005        9.41        208,119      0.82      0.82          0.84            50
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       10.06          1,428      1.07      1.07          0.55            40
                 12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              IMGF-1    International Moderate Growth Fund
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             PIMCO-1    PIMCO Total Return
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                              IMGF-1    International Moderate Growth Fund
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKLCC-1    Van Kampen Large Cap Core
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for investors who seek long-term growth of capital and income and who wish to include both value and growth styles of investing in their investment portfolio.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Large Cap Core

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

Under normal circumstances, at least 80% of the portfolio's assets will be invested in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that Van Kampen believes have strong free cash flow and earnings growth potential. Van Kampen emphasizes individual security selection.

Van Kampen may invest up to 10% of the portfolio's assets in securities of issuers economically tied to emerging market countries. An issuer generally will be deemed to be economically tied to a country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to earn income, facilitate portfolio management and mitigate risks.

The portfolio may invest up to 10% of its total assets in Real Estate Investment Trusts ("REITs").

The portfolio may invest up to 25% of its total assets in securities of foreign issuers, including emerging market securities primarily through ownership of depositary receipts.

             The portfolio spans both growth and value styles of investing. Both inflows and outflows will be allocated equally between the two investment styles. In addition, Van Kampen will rebalance monthly to maintain an equal allocation between the two investment styles. These allocations are non-discretionary.

             EQUITY -- Van Kampen seeks capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets.

The manager seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The manager typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The manager generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

VALUE -- The value portion of the portfolio emphasizes a value style of investing seeking well-established, undervalued companies believed by Van Kampen to possess the potential for capital growth and income. Portfolio securities are typically sold when Van Kampen's assessments of the capital growth and income potential of such securities materially change.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks,

                                      ATST
                        VKLCC-1 Van Kampen Large Cap Core
particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. However, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all

                                      ATST
                        VKLCC-2 Van Kampen Large Cap Core
circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance, the S&P 500 Composite Stock Price Index, a widely recognized unmanaged index of market performance, which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    20.14%

1998                    18.39%

1999                    26.39%

2000                    (5.93)%

2001                    (7.06)%

2002                   (16.38)%

2003                    21.08%

2004                    12.75%

2005                     9.41%

2006                    10.33%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.66%  Quarter ended    12/31/99
Lowest:   (12.44)% Quarter ended     9/30/02

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Asset Allocation Portfolio of Endeavor Series Trust.

                                      ATST
                        VKLCC-3 Van Kampen Large Cap Core

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               10.33%     6.63%      8.04%
Service Class               10.06%      N/A      13.07%
S&P 500 Composite Stock
  Index                     15.78%     6.19%      8.43%

*   Service Class shares commenced operations May 1,
    2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.82%      1.07%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.82%      1.07%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily assets, excluding 12b-1 fees and extraordinary expense.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 84     $262      $455      $1,014
Service Class                 $109     $340      $590      $1,306
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% up to $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of the 0.30% portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's

                                      ATST
                        VKLCC-4 Van Kampen Large Cap Core
annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed within Van Kampen's U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include DENNIS LYNCH and DAVID COHEN, Managing Directors of Van Kampen, and SAM CHAINANI and ALEXANDER NORTON, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. ROBERT BAKER, JASON LEDER, and KEVIN HOLT, Managing Directors of Van Kampen. Mr. Lynch, who is the U.S. Growth team's lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team's lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKLCC-5 Van Kampen Large Cap Core

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                  For a share outstanding throughout each period(a)
                     ------------------------------------------------------------------------------------------------------------
                                            Investment Operations                          Distributions
                                 -------------------------------------------   -------------------------------------
                     Net Asset                                                                From                     Net Asset
         For the      Value,          Net         Net Realized                  From Net      Net                        Value,
          Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
         Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class 12/31/2006    $18.23         $0.15           $1.59          $1.74        $(0.18)     $(1.06)      $(1.24)        $18.73
        12/31/2005     16.90          0.14            1.43           1.57         (0.24)         --        (0.24)         18.23
        12/31/2004     15.26          0.19            1.71           1.90         (0.26)         --        (0.26)         16.90
        12/31/2003     12.85          0.22            2.46           2.68         (0.27)         --        (0.27)         15.26
        12/31/2002     15.73          0.24           (2.81)         (2.57)        (0.31)         --        (0.31)         12.85
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class 12/31/2006     18.52          0.10            1.63           1.73         (0.15)      (1.06)       (1.21)         19.04
        12/31/2005     17.19          0.10            1.45           1.55         (0.22)         --        (0.22)         18.52
        12/31/2004     15.51          0.16            1.75           1.91         (0.23)         --        (0.23)         17.19
        12/31/2003     13.37          0.13            2.03           2.16         (0.02)         --        (0.02)         15.51
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.33%      $180,443      0.82%     0.82%         0.81%           40%
                 12/31/2005        9.41        208,119      0.82      0.82          0.84            50
                 12/31/2004       12.75        234,150      0.82      0.82          1.23           175
                 12/31/2003       21.08        246,502      0.83      0.83          1.62           180
                 12/31/2002      (16.38)       243,355      0.84      0.85          1.73           251
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       10.06          1,428      1.07      1.07          0.55            40
                 12/31/2005        9.12          1,076      1.07      1.07          0.59            50
                 12/31/2004       12.53            805      1.07      1.07          1.03           175
                 12/31/2003       16.14            225      1.08      1.08          1.31           180
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Large Cap Core share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                        VKLCC-6 Van Kampen Large Cap Core

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             MFSHY-1    MFS High Yield
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGV-1    Capital Guardian Value
                                              IMGF-1    International Moderate Growth Fund
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                                TE-1    Transamerica Equity
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                             JPMEI-1    JPMorgan Enhanced Index
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (ETFs), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of

                                      ATST
                                MN-1 Munder Net50
this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      ATST
                                MN-2 Munder Net50

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index (IIX), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                                MN-3 Munder Net50

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005                     8.06%

2006                     0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/01
Lowest:   (46.99)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              0.00%     5.04%        1.45%
Service Class             (0.29)%     N/A        15.96%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        2.41%
Inter@ctive Week
  Internet Index          13.85%     6.54%       (6.38)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.09%      0.09%
                                         ------------------
TOTAL                                     0.99%      1.24%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.99%      1.24%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $ 101     $ 315     $ 547     $1,213
Service Class               $ 126     $ 393     $ 681     $1,500
-----------------------------------------------------------------

                                      ATST
                                MN-4 Munder Net50

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.32         $0.01           $(0.01)        $  --         $ --        $ --          $ --         $10.32
         12/31/2005      9.55         (0.06)            0.83          0.77           --          --            --          10.32
         12/31/2004      8.28         (0.05)            1.32          1.27           --          --            --           9.55
         12/31/2003      4.97         (0.06)            3.37          3.31           --          --            --           8.28
         12/31/2002      8.07         (0.05)           (3.05)        (3.10)          --          --            --           4.97
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.26         (0.02)           (0.01)        (0.03)          --          --            --          10.23
         12/31/2005      9.52         (0.08)            0.82          0.74           --          --            --          10.26
         12/31/2004      8.28         (0.06)            1.30          1.24           --          --            --           9.52
         12/31/2003      5.94         (0.06)            2.40          2.34           --          --            --           8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                 Net        Ratio of Expenses
                                               Assets,          to Average           Net Investment
                  For the                      End of         Net Assets(f)          Income (Loss)    Portfolio
                   Period        Total         Period      --------------------        to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)      Total(e)      Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        0.00%(j)   $105,005      1.00%(i)     1.00%(i)         0.07%           72%
                 12/31/2005        8.06        113,452      1.00         1.02            (0.62)           96
                 12/31/2004       15.34        100,139      1.00(h)      1.00(h)         (0.55)           34
                 12/31/2003       66.60         74,941      1.00         1.08            (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00         1.77            (0.92)           52
---------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       (0.29)         3,373      1.25(i)      1.25(i)         (0.23)           72
                 12/31/2005        7.77          3,179      1.25         1.27            (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)      1.25(h)         (0.68)           34
                 12/31/2003       39.39            750      1.25         1.38            (1.14)           29
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(j) Rounds to less than 0.01%.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                             JPMEI-1    JPMorgan Enhanced Index
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                             PIMCO-1    PIMCO Total Return
                                             TRPSC-1    T. Rowe Price Small Cap
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TVB-1    Transamerica Value Balanced
                                             VKAIA-1    Van Kampen Active International Allocation
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks to diversify his or her domestic stock portfolio by adding foreign investments and is comfortable with the risks accompanying these investments (long-term growth of capital).
---------------------
When a manager uses a "top-down" approach, it looks first at broad market factors, and on the basis of those market factors, chooses certain markets, countries, sectors or industries within the overall market.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Active International Allocation

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser is Morgan Stanley Investment Management Inc., which does business in certain instances (including its role as a sub-adviser to this portfolio) under the name Van Kampen.

The portfolio invests primarily in accordance with country and sector weightings determined by its sub-adviser, in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices.

Van Kampen seeks to maintain a diversified portfolio of international equity securities based on a top-down approach that emphasizes country and sector selection and weighting rather than individual stock selection. Van Kampen seeks to capitalize on the significance of country and sector selection in international equity portfolio returns by over and underweighting countries and/or sectors based primarily on three factors: (i) valuation; (ii) dynamics/fundamental change; and (iii) market momentum/technicals.

Van Kampen focuses mainly on the industrialized countries comprising the Morgan Stanley Capital International Europe, Australasia & Far East Index (the MSCI EAFE Index). EAFE countries include Japan, most nations in Western Europe, Australia, New Zealand, Hong Kong and Singapore.

Van Kampen views each country and sector as a unique investment opportunity and evaluates prospects for value, growth, inflation, interest rates, corporate earnings, liquidity and risk characteristics, investor sentiment and economic and currency outlook. Van Kampen -- on an ongoing basis -- establishes the proportion or weighting for each country and sector (e.g., overweight, underweight or neutral) relative to the MSCI EAFE Index for investment by the portfolio. The sub-adviser invests the portfolio's assets within each country and/or sector based on its assigned weighting. The portfolio may invest in emerging market countries and, with regard to such investments, may make global, regional and sector allocations to emerging markets, as well as allocations to specific emerging market countries. Van Kampen generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

Van Kampen may utilize futures, forwards, options, swaps and other derivative instruments to manage the risks of the portfolio and for other purposes, such as gaining exposure to currencies underlying various securities or financial instruments held in the portfolio.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, they tend to go up and down more dramatically over the short term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
               VKAIA-1 Van Kampen Active International Allocation and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

                                      ATST
               VKAIA-2 Van Kampen Active International Allocation

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the Morgan Stanley Capital International -- Europe, Australasia & Far East Index (MSCI-EAFE Index), a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     2.54%

1998                    15.44%

1999                    32.35%

2000                   (18.26)%

2001                   (22.96)%

2002                   (16.97)%

2003                    32.81%

2004                    16.04%

2005                    13.79%

2006                    23.51

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   23.26%  Quarter ended    12/31/99
Lowest:   (17.80)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR   5 YEARS    OF FUND*
                            ------   --------   ---------
Initial Class               23.51%   12.45%        5.91%
Service Class               23.18%      N/A       23.34%
MSCI-EAFE Index             26.86%   15.45%        8.07%

 *  Service Class shares commenced operations May 1,
    2003.

(1) This historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price International Stock Portfolio of Endeavor Series Trust. Van Kampen has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               VKAIA-3 Van Kampen Active International Allocation

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.85%      0.85%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.20%      0.20%
                                          ------------------
TOTAL                                       1.05%      1.30%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.05%      1.30%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.07%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.07% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $107     $334      $579      $1,283
Service Class                 $132     $412      $713      $1,568
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% of the first $250 million; 0.80% over $250 million up to $1 billion; and 0.775% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; and 0.80% in excess of $250 million.

SUB-ADVISER: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 5th Floor, New York, NY 10020, is an affiliate of Van Kampen Asset Management, and does business in certain instances (including in its role as sub-adviser to the portfolio) under the name "Van Kampen."

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% up to $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.325% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; and 0.35% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
               VKAIA-4 Van Kampen Active International Allocation

PORTFOLIO MANAGER:

ANN D. THIVIERGE, Managing Director. Ms. Thivierge has worked for the sub-adviser since 1986 and managed the portfolio since 2002.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
               VKAIA-5 Van Kampen Active International Allocation

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.42         $0.25            $2.67          $2.92       $(0.05)     $   --       $(0.05)       $15.29
           12/31/2005     11.30          0.18             1.34           1.52        (0.40)         --        (0.40)        12.42
           12/31/2004      9.98          0.11             1.45           1.56        (0.24)         --        (0.24)        11.30
           12/31/2003      7.59          0.10             2.37           2.47        (0.08)         --        (0.08)         9.98
           12/31/2002      9.16          0.08            (1.63)         (1.55)       (0.02)         --        (0.02)         7.59
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.43          0.21             2.67           2.88        (0.03)         --        (0.03)        15.28
           12/31/2005     11.32          0.15             1.36           1.51        (0.40)         --        (0.40)        12.43
           12/31/2004     10.00          0.05             1.48           1.53        (0.21)         --        (0.21)        11.32
           12/31/2003      7.50            --             2.50           2.50           --          --           --         10.00
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.51%      $230,638      0.94%     1.05%         1.84%           17%
                 12/31/2005       13.79        190,875      0.94      1.12          1.62            22
                 12/31/2004       16.04        151,185      0.99      1.12          1.13            63
                 12/31/2003       32.81        187,949      0.99      1.17          1.20            53
                 12/31/2002      (16.97)       101,056      1.17      1.17          1.01           118
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       23.18         12,147      1.19      1.30          1.48            17
                 12/31/2005       13.61          4,917      1.19      1.37          1.27            22
                 12/31/2004       15.71          2,293      1.24      1.37          0.50            63
                 12/31/2003       33.36            116      1.24      1.49          0.05            53
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Active International Allocation share classes commenced operations as follows:
      Initial Class-April 8, 1991
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charge and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid directly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
               VKAIA-6 Van Kampen Active International Allocation

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                             JPMEI-1    JPMorgan Enhanced Index
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (ETFs), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of

                                      ATST
                                MN-1 Munder Net50
this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      ATST
                                MN-2 Munder Net50

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index (IIX), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                                MN-3 Munder Net50

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005                     8.06%

2006                     0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/01
Lowest:   (46.99)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              0.00%     5.04%        1.45%
Service Class             (0.29)%     N/A        15.96%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        2.41%
Inter@ctive Week
  Internet Index          13.85%     6.54%       (6.38)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.09%      0.09%
                                         ------------------
TOTAL                                     0.99%      1.24%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.99%      1.24%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $ 101     $ 315     $ 547     $1,213
Service Class               $ 126     $ 393     $ 681     $1,500
-----------------------------------------------------------------

                                      ATST
                                MN-4 Munder Net50

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.32         $0.01           $(0.01)        $  --         $ --        $ --          $ --         $10.32
         12/31/2005      9.55         (0.06)            0.83          0.77           --          --            --          10.32
         12/31/2004      8.28         (0.05)            1.32          1.27           --          --            --           9.55
         12/31/2003      4.97         (0.06)            3.37          3.31           --          --            --           8.28
         12/31/2002      8.07         (0.05)           (3.05)        (3.10)          --          --            --           4.97
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.26         (0.02)           (0.01)        (0.03)          --          --            --          10.23
         12/31/2005      9.52         (0.08)            0.82          0.74           --          --            --          10.26
         12/31/2004      8.28         (0.06)            1.30          1.24           --          --            --           9.52
         12/31/2003      5.94         (0.06)            2.40          2.34           --          --            --           8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                 Net        Ratio of Expenses
                                               Assets,          to Average           Net Investment
                  For the                      End of         Net Assets(f)          Income (Loss)    Portfolio
                   Period        Total         Period      --------------------        to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)      Total(e)      Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        0.00%(j)   $105,005      1.00%(i)     1.00%(i)         0.07%           72%
                 12/31/2005        8.06        113,452      1.00         1.02            (0.62)           96
                 12/31/2004       15.34        100,139      1.00(h)      1.00(h)         (0.55)           34
                 12/31/2003       66.60         74,941      1.00         1.08            (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00         1.77            (0.92)           52
---------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       (0.29)         3,373      1.25(i)      1.25(i)         (0.23)           72
                 12/31/2005        7.77          3,179      1.25         1.27            (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)      1.25(h)         (0.68)           34
                 12/31/2003       39.39            750      1.25         1.38            (1.14)           29
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(j) Rounds to less than 0.01%.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                             JPMEI-1    JPMorgan Enhanced Index
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (ETFs), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of

                                      ATST
                                MN-1 Munder Net50
this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      ATST
                                MN-2 Munder Net50

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index (IIX), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                                MN-3 Munder Net50

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005                     8.06%

2006                     0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/01
Lowest:   (46.99)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              0.00%     5.04%        1.45%
Service Class             (0.29)%     N/A        15.96%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        2.41%
Inter@ctive Week
  Internet Index          13.85%     6.54%       (6.38)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.09%      0.09%
                                         ------------------
TOTAL                                     0.99%      1.24%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.99%      1.24%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $ 101     $ 315     $ 547     $1,213
Service Class               $ 126     $ 393     $ 681     $1,500
-----------------------------------------------------------------

                                      ATST
                                MN-4 Munder Net50

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.32         $0.01           $(0.01)        $  --         $ --        $ --          $ --         $10.32
         12/31/2005      9.55         (0.06)            0.83          0.77           --          --            --          10.32
         12/31/2004      8.28         (0.05)            1.32          1.27           --          --            --           9.55
         12/31/2003      4.97         (0.06)            3.37          3.31           --          --            --           8.28
         12/31/2002      8.07         (0.05)           (3.05)        (3.10)          --          --            --           4.97
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.26         (0.02)           (0.01)        (0.03)          --          --            --          10.23
         12/31/2005      9.52         (0.08)            0.82          0.74           --          --            --          10.26
         12/31/2004      8.28         (0.06)            1.30          1.24           --          --            --           9.52
         12/31/2003      5.94         (0.06)            2.40          2.34           --          --            --           8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                 Net        Ratio of Expenses
                                               Assets,          to Average           Net Investment
                  For the                      End of         Net Assets(f)          Income (Loss)    Portfolio
                   Period        Total         Period      --------------------        to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)      Total(e)      Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        0.00%(j)   $105,005      1.00%(i)     1.00%(i)         0.07%           72%
                 12/31/2005        8.06        113,452      1.00         1.02            (0.62)           96
                 12/31/2004       15.34        100,139      1.00(h)      1.00(h)         (0.55)           34
                 12/31/2003       66.60         74,941      1.00         1.08            (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00         1.77            (0.92)           52
---------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       (0.29)         3,373      1.25(i)      1.25(i)         (0.23)           72
                 12/31/2005        7.77          3,179      1.25         1.27            (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)      1.25(h)         (0.68)           34
                 12/31/2003       39.39            750      1.25         1.38            (1.14)           29
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(j) Rounds to less than 0.01%.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             TUSGS-1    Transamerica U.S. Government Securities

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               CGG-1    Capital Guardian Global
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                             MARGR-1    Marsico Growth
                                             PIMCO-1    PIMCO Total Return
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                             JPMEI-1    JPMorgan Enhanced Index
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                                MN-1    Munder Net50
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPSC-1    T. Rowe Price Small Cap
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A slightly higher return than the S&P 500 with a comparable level of risk.
---------------------
The S&P 500 is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

(JPMORGAN LOGO)    JPMorgan Enhanced Index

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's objective by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index (S&P 500). Industry by industry, the portfolio's weightings are similar to those of the S&P
500. The portfolio does not look to overweight or underweight industries. Holdings by industry sector will normally approximate those of the S&P 500.

Within each industry, the portfolio's sub-adviser modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. The sub-adviser employs a three-step process in valuing stocks:

- RESEARCH -- The sub-adviser takes an in-depth look at company prospects over a relatively long period rather than focusing on near-term expectations. The research goal is to provide insight into a company's real growth potential.

- VALUATION -- The research findings allow the sub-adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

 - STOCK SELECTION -- The portfolio's sub-adviser uses research and valuation rankings as a basis for choosing which stocks to buy and sell. In general, the sub-adviser buys stocks that are identified as undervalued and considers selling them when they appear overvalued. This process results in an investment portfolio containing typically between 175 and 350 stocks. Along with attractive valuation, the sub-adviser often considers a number of other criteria, including:

   - High potential reward compared to potential risk

   - Temporary mispricings caused by market overreactions

The portfolio invests at least 80% of its assets in equity securities, primarily common stocks. During ordinary market conditions, the portfolio's sub-adviser will keep the portfolio as fully invested as practicable in equity securities. The portfolio may invest up to 20% of its assets in short-term, fixed-income instruments including:

 - U.S. government securities

 - Bankers' acceptances, commercial paper, certificates of deposit and Eurodollar obligations issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches or of the World Bank

 - Commercial paper and other short-term obligations of, and variable amount master demand notes and variable rate notes issued by, U.S. and foreign corporations

 - Repurchase agreements

 - Short-term bonds and notes with remaining maturities of 13 months or less

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                         JPMEI-1 JPMorgan Enhanced Index

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different

                                      ATST
                         JPMEI-2 JPMorgan Enhanced Index
periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized, unmanaged index of market performance, which is composed of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.
TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    31.39%

1999                    18.16%

2000                   (10.92)%

2001                   (11.98)%

2002                   (24.59)%

2003                    28.94%

2004                    11.02%

2005                     3.46%

2006                    15.31%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.37%  Quarter ended  12/31/98
Lowest:   (17.69)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            15.31%    5.19%         7.02%
Service Class            14.96%     N/A         13.88%
S&P 500 Composite Stock
  Price Index            15.78%    6.19%         7.78%

 *  Initial Class shares commenced operations on May 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor Enhanced Index Portfolio of Endeavor Series Trust, which employed different strategies (and had a different sub-adviser).

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.74%      0.74%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.07%      0.07%
                                         ------------------
TOTAL                                      0.81%      1.06%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.81%      1.06%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.84%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.84% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

                                      ATST
                         JPMEI-3 JPMorgan Enhanced Index

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. ("TFAI"), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.74% of the first $750 million; 0.69% over $750 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $750 million; and 0.25% in excess of $750 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

TERANCE CHEN, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group with 8 years of industry experience. An employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. He holds a B.S. in finance and information systems from New York University's Stern School of Business.

RAFFAELE ZINGONE, CFA, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. An employee since 1991, Mr. Zingone is responsible for the management of a range of Large Cap Structured Equity Portfolios. Prior to his current role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining the firm, he was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York. He received his B.A. in mathematics and economics from the College of the Holy Cross and his M.B.A. in finance from New York University.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMEI-4 JPMorgan Enhanced Index

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $14.34         $0.17            $2.01          $2.18       $(0.17)      $--         $(0.17)       $16.35
           12/31/2005     14.04          0.13             0.35           0.48        (0.18)       --          (0.18)        14.34
           12/31/2004     12.75          0.15             1.24           1.39        (0.10)       --          (0.10)        14.04
           12/31/2003      9.94          0.10             2.77           2.87        (0.06)       --          (0.06)        12.75
           12/31/2002     13.24          0.08            (3.33)         (3.25)       (0.05)       --          (0.05)         9.94
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     14.36          0.14             2.00           2.14        (0.13)       --          (0.13)        16.37
           12/31/2005     14.08          0.10             0.35           0.45        (0.17)       --          (0.17)        14.36
           12/31/2004     12.79          0.17             1.19           1.36        (0.07)       --          (0.07)        14.08
           12/31/2003     10.43          0.06             2.31           2.37        (0.01)       --          (0.01)        12.79
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net
                                         Assets,                         Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       15.31%      $193,322           0.81%              1.16%          55%
           12/31/2005        3.46        200,857           0.83               0.95           42
           12/31/2004       11.02        231,055           0.80               1.18           48
           12/31/2003       28.94        233,744           0.82               0.91           52
           12/31/2002      (24.59)       159,257           0.85               0.72           56
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       14.96          6,851           1.06               0.91           55
           12/31/2005        3.20          7,462           1.08               0.71           42
           12/31/2004       10.71          6,339           1.06               1.33           48
           12/31/2003       22.71            922           1.06               0.74           52
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Enhanced Index share classes commenced operations as follows:
      Initial Class-May 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         JPMEI-5 JPMorgan Enhanced Index

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital, is looking for a stock market portfolio that is focused on a particular stock market segment, and is able to tolerate significant fluctuations in the value of his or her investment.

(MUNDER CAPITAL LOGO)    Munder Net50

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Munder Capital Management (Munder), seeks to achieve the portfolio's objective by investing principally in:

 - Stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet

These types of companies fall into three basic categories:

 - Pure plays--companies whose core business models are focused primarily on the Internet;

 - Builders--companies that provide the innovative hardware, services and software components that enable the advancement or facilitate the usage of the Internet; and

 - Beneficiaries--companies across a broad range of industries and sectors that utilize the Internet to enhance their business models.

Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The portfolio intends to hold approximately 50 different securities, but may hold between 40 and 60 securities at any time. The portfolio may invest up to 25% of its assets in foreign securities.

There is no limit on the market capitalization of the companies in which the portfolio may invest, or in the length of operating history for the companies. The portfolio may invest in small companies. Small companies are defined as those with a market capitalization or annual revenues of no more than $1 billion. The portfolio may also invest without limit in initial public offerings ("IPOs"), although it is uncertain whether such IPOs will be available for investment by the portfolio or what impact, if any, they will have on the portfolio's performance.

The portfolio may, to a lesser extent, invest in emerging markets, purchase and sell options, forward currency exchange contracts, invest in exchange-traded funds (ETFs), and use various investment techniques or other securities and investment strategies in pursuit of its investment objective.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

INTERNET INVESTING

The portfolio's policy of focusing on Internet companies makes it more susceptible to factors adversely affecting companies in that sector.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The World Wide Web
(WWW), which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within WWW documents and to other WWW documents.

Internet-related businesses can be affected by specific risks including: aggressive product pricing due to competitive pressure from numerous market entrants, short product cycles and product obsolescence, among others. Companies in the rapidly changing fields of science and technology often face high price volatility. The market price of technology companies may be particularly susceptible to earnings disappointments, such as earning projections that fail to materialize. Products and services that at first appear promising may not prove commercially successful or may become obsolete quickly. This level of risk will increase to the extent the portfolio has significant exposure to smaller or unseasoned companies, which may not have established products or more experienced management. Increased volatility also is associated with investments in this segment of the stock market (as opposed to investments in a broader range of industries). The performance and volatility of the portfolio will likely reflect that of

                                      ATST
                                MN-1 Munder Net50
this sector during down markets as well as during up markets.

SMALL-SIZED COMPANIES

Investing in small-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary
Receipts (ADRs), Global Depositary Receipts (GDRs), and European
Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

INITIAL PUBLIC OFFERINGS

Investments in IPOs involve special risks:

 - Fluctuation of market value

 - Possible higher transaction costs

 - Market risk

 - Liquidity risk

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

                                      ATST
                                MN-2 Munder Net50

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - inaccurate market predictions which may result in losses instead of gains

 - prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the Inter@ctive Week Internet Index (IIX), a widely recognized, unmanaged index of market performance. The IIX is a modified market capitalization weighted index designed to measure a cross section of companies involved in providing internet infrastructure and access, developing and marketing internet content and software, and conducting business over the internet. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                                MN-3 Munder Net50

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (0.62)%

2001                   (25.42)%

2002                   (38.41)%

2003                    66.60%

2004                    15.34%

2005                     8.06%

2006                     0.00%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   38.66%  Quarter ended  12/31/01
Lowest:   (46.99)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class              0.00%     5.04%        1.45%
Service Class             (0.29)%     N/A        15.96%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        2.41%
Inter@ctive Week
  Internet Index          13.85%     6.54%       (6.38)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2001, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                           0.90%      0.90%
Rule 12b-1 fees                           0.00%(b)   0.25%
Other expenses                            0.09%      0.09%
                                         ------------------
TOTAL                                     0.99%      1.24%
Expense reduction(c)                      0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                    0.99%      1.24%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current expenses.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. TFAI through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $ 101     $ 315     $ 547     $1,213
Service Class               $ 126     $ 393     $ 681     $1,500
-----------------------------------------------------------------

                                      ATST
                                MN-4 Munder Net50

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.90% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.90% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Munder Capital Management, 480 Pierce Street, Birmingham, MI 48009

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.50% of the portfolio's average daily net assets.

PORTFOLIO MANAGERS: A team of professional portfolio managers employed by Munder makes investment decisions for the portfolio.

KENNETH A. SMITH, CFA, Director, Technology Investing and Senior Portfolio Manager. Mr. Smith has been a member of the portfolio's management team since Munder began managing the portfolio. Mr. Smith leads Munder's Technology Team and became Director of Technology Investing in 2004. He has been a member of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 1999.

JONATHAN R. WOODLEY, Portfolio Manager/Analyst. Mr. Woodley has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, and has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since 2005. Previously, he was part of Munder's small-cap growth portfolio management team. Mr. Woodley joined Munder in 2000 as an analyst for Munder's mid-cap core and small-cap growth investment disciplines.

MARK A. LEBOVITZ, CFA, Portfolio Manager/Analyst. Mr. Lebovitz has been a member of the portfolio's management team and part of Munder's Technology portfolio management team, responsible for managing the Munder Internet Fund, the Munder Technology Fund and The Munder @Vantage Fund, since 2005. He has provided idea generation and research support in the technology sector for Munder's equity investment disciplines since joining Munder in 1999.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                                MN-5 Munder Net50

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.32         $0.01           $(0.01)        $  --         $ --        $ --          $ --         $10.32
         12/31/2005      9.55         (0.06)            0.83          0.77           --          --            --          10.32
         12/31/2004      8.28         (0.05)            1.32          1.27           --          --            --           9.55
         12/31/2003      4.97         (0.06)            3.37          3.31           --          --            --           8.28
         12/31/2002      8.07         (0.05)           (3.05)        (3.10)          --          --            --           4.97
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.26         (0.02)           (0.01)        (0.03)          --          --            --          10.23
         12/31/2005      9.52         (0.08)            0.82          0.74           --          --            --          10.26
         12/31/2004      8.28         (0.06)            1.30          1.24           --          --            --           9.52
         12/31/2003      5.94         (0.06)            2.40          2.34           --          --            --           8.28
----------------------------------------------------------------------------------------------------------------------------------

                                                                  Ratios/Supplemental Data
                                             ------------------------------------------------------------------
                                                 Net        Ratio of Expenses
                                               Assets,          to Average           Net Investment
                  For the                      End of         Net Assets(f)          Income (Loss)    Portfolio
                   Period        Total         Period      --------------------        to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)      Total(e)      Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        0.00%(j)   $105,005      1.00%(i)     1.00%(i)         0.07%           72%
                 12/31/2005        8.06        113,452      1.00         1.02            (0.62)           96
                 12/31/2004       15.34        100,139      1.00(h)      1.00(h)         (0.55)           34
                 12/31/2003       66.60         74,941      1.00         1.08            (0.88)           29
                 12/31/2002      (38.41)        13,596      1.00         1.77            (0.92)           52
---------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       (0.29)         3,373      1.25(i)      1.25(i)         (0.23)           72
                 12/31/2005        7.77          3,179      1.25         1.27            (0.87)           96
                 12/31/2004       14.98          2,771      1.25(h)      1.25(h)         (0.68)           34
                 12/31/2003       39.39            750      1.25         1.38            (1.14)           29
---------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Munder Net50 share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers and includes the recovery of waived expenses, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.01% and 0.01% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment adviser, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(j) Rounds to less than 0.01%.

                                      ATST
                                MN-6 Munder Net50

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks an aggressive, long-term approach to building capital and who is comfortable with significant fluctuations inherent in small-cap stock investing.
---------------------
When a manager uses a "bottom-up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(T. ROWE PRICE LOGO)    T. Rowe Price Small Cap

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price), seeks to achieve the portfolio's objective by principally investing in:

- common stocks of small-cap growth companies

This portfolio will normally invest at least 80% of its net assets in small-cap growth companies. These are currently defined as companies whose market capitalization falls within the range of, or less than, the smallest 100 companies in the Standard & Poor's 500 Composite Stock Index (S&P 500 Index) which was approximately $5.683 billion and below as of December 31, 2006, but the upper size limit will vary with market fluctuations. On or about July 16, 2007, the portfolio will change its definition of a small-cap growth company to consist of companies whose market capitalization falls within the range of companies in the MSCI US Small Cap Growth Index, which was approximately $203 million to $3,717 million as of December 31, 2006, but the limits will vary with market fluctuations. Companies whose capitalization increases above this range after the portfolio's initial purchase continue to be considered small companies for purposes of this policy. Most of the stocks purchased by the portfolio will be in the size range described above. However, the portfolio may on occasion purchase a stock whose market capitalization exceeds the range. (A company's market "cap" is found by multiplying its shares outstanding by its stock price.)

The portfolio intends to be invested in a large number of holdings and the top 25 holdings will not constitute a large portion of assets. T. Rowe Price believes this broad diversification should minimize the effects of individual security selection on portfolio performance.

T. Rowe Price uses a number of quantitative models that are designed to identify key characteristics of small-cap growth stocks. Based on these models and fundamental company research, stocks are selected in a "bottom-up" manner so that the portfolio as a whole reflects characteristics T. Rowe Price considers important, such as valuations (price/earnings or price/book value ratios, for example) and projected earnings and sales growth, valuation, capital usage, and earnings quotes. T. Rowe Price also considers portfolio risks and characteristics in the process of portfolio construction.

While the portfolio invests principally in small-cap U.S. common stocks, T. Rowe Price may, to a lesser extent, invest in foreign stocks (up to 10% of total assets), exchange traded funds, stock index futures and options, or other securities and investment strategies in pursuit of its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the fund could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The fund is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALLER COMPANIES

Smaller companies involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth

                                      ATST
                         TRPSC-1 T. Rowe Price Small Cap
prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

                                      ATST
                         TRPSC-2 T. Rowe Price Small Cap

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark is the MSCI US Small Cap Growth Index, a widely recognized, unmanaged index of market performance that represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market). Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                                     (8.45)%

2001                                     (9.71)%

2002                                    (27.35)%

2003                                     40.40%

2004                                     10.37%

2005                                       111%

2006                                      3.59%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   25.80%  Quarter ended   12/31/01
Lowest:   (25.15)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             3.59%     5.22%       5.21%
Service Class             3.34%      N/A       15.34%
MSCI US Small Cap
  Growth Index           12.07%     8.50%       8.08%
Russell 2000(R) Growth
  Index(1)               13.35%     6.94%       3.65%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.
(1) Prior to May 1, 2007, this index served as the portfolio's benchmark. The index was changed to the MSCI US Small Cap Growth Index to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                         TRPSC-3 T. Rowe Price Small Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.75% of the portfolio's average daily net assets.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of: T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750 million
  and $1.5 billion..........    5% fee reduction on assets
                                         over $750 million
Assets between $1.5 billion
  and $3 billion............  7.5% fee reduction on assets
                                         over $1.5 billion
Assets above $3 billion.....     10.0% reduction on assets
                                           over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

SUDHIR NANDA PH.D., CFA, a Vice President of T. Rowe Price Group, Inc., is Chairman of the portfolio's Investment Advisory Committee and manages the portfolio on a day-to-day basis. Dr. Nanda has seven years of investment experience, six of which have been with T. Rowe Price. Dr. Nanda joined T. Rowe Price in 2000 and joined the portfolio as a portfolio manager in 2006. Prior to joining T. Rowe Price, he was an assistant professor of finance at Penn State University in Harrisburg and held financial and general management positions with Tata Steel, a steel and engineering firm.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                         TRPSC-4 T. Rowe Price Small Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.08        $(0.05)          $0.35          $0.30          $--       $(1.02)      $(1.02)       $10.36
           12/31/2005     12.35         (0.04)           1.21           1.17           --        (2.44)       (2.44)        11.08
           12/31/2004     11.19         (0.06)           1.22           1.16           --           --           --         12.35
           12/31/2003      7.97         (0.05)           3.27           3.22           --           --           --         11.19
           12/31/2002     10.97         (0.07)          (2.93)         (3.00)          --           --           --          7.97
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00         (0.08)           0.35           0.27           --        (1.02)       (1.02)        10.25
           12/31/2005     12.30         (0.07)           1.21           1.14           --        (2.44)       (2.44)        11.00
           12/31/2004     11.17         (0.08)           1.21           1.13           --           --           --         12.30
           12/31/2003      8.31         (0.05)           2.91           2.86           --           --           --         11.17
-----------------------------------------------------------------------------------------------------------------------------------

                                                 Net
                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                               Assets,        Ratio of      Net Investment
                  For the                      End of       Expenses to     Income (Loss)    Portfolio
                   Period        Total         Period       Average Net       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Assets(d)      Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        3.59%      $253,644          0.84%           (0.48)%          34%
                 12/31/2005       10.61        326,681          0.81            (0.36)           49
                 12/31/2004       10.37        308,252          0.79            (0.51)           27
                 12/31/2003       40.40        543,942          0.80            (0.54)           17
                 12/31/2002      (27.35)       115,309          0.96            (0.75)           39
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        3.34         17,411          1.09            (0.73)           34
                 12/31/2005       10.40         16,877          1.06            (0.63)           49
                 12/31/2004       10.12          7,525          1.05            (0.74)           27
                 12/31/2003       34.42          1,538          1.05            (0.74)           17
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Small Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TRPSC-5 T. Rowe Price Small Cap

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                              IMGF-1    International Moderate Growth Fund
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TE-1    Transamerica Equity
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                             AAGRP-1    Asset Allocation -- Growth Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               CGG-1    Capital Guardian Global
                                             CGUSE-1    Capital Guardian U.S. Equity
                                               CGV-1    Capital Guardian Value
                                             CGRES-1    Clarion Global Real Estate Securities
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                              IMGF-1    International Moderate Growth Fund
                                            JPMMCV-1    JPMorgan Mid Cap Value
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MARGR-1    Marsico Growth
                                             MFSHY-1    MFS High Yield
                                             PIMCO-1    PIMCO Total Return
                                             TRPEI-1    T. Rowe Price Equity Income
                                             TRPGS-1    T. Rowe Price Growth Stock
                                               TAV-1    Third Avenue Value
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TUSGS-1    Transamerica U.S. Government Securities
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks to maximize returns and who can tolerate substantial volatility in the value of his or her principal.

(MORNINGSTAR LOGO)    Asset Allocation -- Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital
appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to invest primarily in underlying funds and portfolios that expect to invest primarily in equities.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance and global markets' current valuations, and other global economic factors.

- The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

- The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund/portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

- TA IDEX AllianceBernstein International Value

- TA IDEX Bjurman, Barry Micro Emerging Growth

- TA IDEX BlackRock Global Allocation

- TA IDEX BlackRock Natural Resources

- TA IDEX Evergreen Health Care

- TA IDEX Evergreen International Small Cap

- TA IDEX Legg Mason Partners Investors Value

- TA IDEX Marsico International Growth

- TA IDEX Mellon Market Neutral Strategy

- TA IDEX Neuberger Berman International

- TA IDEX Oppenheimer Developing Markets

- TA IDEX Oppenheimer Small- & Mid-Cap Value

- TA IDEX Third Avenue Value

- TA IDEX UBS Dynamic Alpha

- TA IDEX UBS Large Cap Value

- TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

- American Century Large Company Value

- BlackRock Large Cap Value

- Capital Guardian Global

- Capital Guardian U.S. Equity

- Capital Guardian Value

- Clarion Global Real Estate Securities

                                      ATST
                  AAGRP-1 Asset Allocation -- Growth Portfolio

- Federated Market Opportunity

- JPMorgan Enhanced Index

- JPMorgan Mid Cap Value

- Jennison Growth

- Legg Mason Partners All Cap

- Marsico Growth

- Munder Net50

- T. Rowe Price Equity Income

- T. Rowe Price Growth Stock

- T. Rowe Price Small Cap

- Templeton Transamerica Global

- Transamerica Balanced

- Transamerica Equity

- Transamerica Growth Opportunities

- Transamerica Money Market

- Transamerica Science & Technology

- Transamerica Small/Mid Cap Value

- Transamerica Value Balanced

- Van Kampen Active International Allocation

- Van Kampen Large Cap Core

- Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  AAGRP-2 Asset Allocation -- Growth Portfolio

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    30.80%

2004                    14.19%

2005                    12.24%

2006                    15.62%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.23%  Quarter ended    6/30/03
Lowest:    (3.55)% Quarter ended    3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                1 YEAR   LIFE OF FUND*
                                ------   -------------
Initial Class                    15.62%      10.34%
Service Class                    15.28%      18.30%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%       9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  AAGRP-3 Asset Allocation -- Growth Portfolio

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.04%      0.04%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.92%      0.92%
                                 ------------------
TOTAL(d)                           1.06%      1.31%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          1.06%      1.31%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the fund's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $108     $337      $585      $1,294
Service Class                 $133     $415      $718      $1,579
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon
Parkway,
St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research

                                      ATST
                  AAGRP-4 Asset Allocation -- Growth Portfolio analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  AAGRP-5 Asset Allocation -- Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.84         $0.37            $1.52          $1.89       $(0.13)     $(0.97)      $(1.10)       $13.63
           12/31/2005     12.06          0.16             1.27           1.43        (0.06)      (0.59)       (0.65)        12.84
           12/31/2004     10.67          0.05             1.45           1.50        (0.01)      (0.10)       (0.11)        12.06
           12/31/2003      8.17          0.02             2.49           2.51        (0.01)         --        (0.01)        10.67
           12/31/2002     10.00          0.08            (1.91)         (1.83)          --          --           --          8.17
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.78          0.34             1.50           1.84        (0.11)      (0.97)       (1.08)        13.54
           12/31/2005     12.03          0.13             1.26           1.39        (0.05)      (0.59)       (0.64)        12.78
           12/31/2004     10.67          0.03             1.44           1.47        (0.01)      (0.10)       (0.11)        12.03
           12/31/2003      8.46            --(h)          2.21           2.21           --          --           --         10.67
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.62%     $1,198,596          0.14%               2.75%            4%
                 12/31/2005       12.24         966,677          0.14                1.28            41
                 12/31/2004       14.19         759,168          0.14                0.46            38
                 12/31/2003       30.80         501,532          0.14                0.18            18
                 12/31/2002      (18.30)        156,176          0.21                1.43            20
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.28         338,769          0.39                2.54             4
                 12/31/2005       11.92         213,215          0.39                1.06            41
                 12/31/2004       13.90         118,490          0.39                0.29            38
                 12/31/2003       26.12          14,893          0.38                0.03            18
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds of less than $0.01 per share.

                                      ATST
                  AAGRP-6 Asset Allocation -- Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and income through investments in securities markets throughout the world.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Global

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. Although the portfolio typically intends to be fully invested in equity securities, it may invest in cash, cash equivalents and government securities, when prevailing market and economic conditions indicate that it is desirable to do so.

While the assets of the portfolio can be invested with geographical flexibility, the emphasis will be on securities of companies located in the U.S., Europe, Canada, Australia, and the Far East, giving due consideration to economic, social, and political developments, currency risks and the liquidity of various national markets. The portfolio generally invests at least 65% of its total assets in at least three different countries, one of which may be the United States. The portfolio may also invest up to 10% of its assets in the securities of developing country issuers.
Based on the research carried out by the sub-adviser's equity analysts, portfolio managers look across countries and industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given country or sector reflects the managers' and analysts' assessments and outlooks for individual companies within that country or sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCK

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                          CGG-1 Capital Guardian Global

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price decline. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

EMERGING MARKET

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a widely recognized unmanaged index of market performance which includes companies representative of the market structure of 23 developed market countries in Europe, Latin America, and the Pacific Basin, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect

                                      ATST
                          CGG-2 Capital Guardian Global
charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    47.84%

2000                   (15.42)%

2001                   (10.36)%

2002                   (19.52)%

2003                    37.60%

2004                    10.88%

2005                    10.18%

2006                    14.32%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   31.01%  Quarter ended  12/31/99
Lowest:   (20.05)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                            1 YEAR   5 YEARS   LIFE OF FUND*
                            ------   -------   -------------
Initial Class               14.32%    9.11%         7.14%
Service Class               14.00%      N/A        18.14%
Morgan Stanley Capital
  International World
  Index                     20.65%   10.50%         6.96%

 *  Initial Class shares commenced operations February 3,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Global Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             1.03%      1.03%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.11%      0.11%
                                           ------------------
TOTAL                                       1.14%      1.39%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      1.14%      1.39%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.32%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.32% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

                                      ATST
                          CGG-3 Capital Guardian Global

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $116     $362      $628      $1,386
Service Class                 $142     $440      $761      $1,669
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 1.05% of the first $125 million; 1.00% of assets over $125 million up to $250 million; 0.90% of assets over $250 million up to $400 million; 0.825% of assets over $400 million up to $750 million; 0.80% over $750 million up to $1 billion; 0.75% over $1 billion up to $2 billion; and 0.70% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.60% of assets up to $125 million; 0.50% over $125 million up to $250 million; 0.45% over $250 million up to $400 million; and 0.40% in excess of $400 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 1.03% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - RICHARD N. HAVAS is Vice Chairman of the Board of Directors of Capital Guardian (Canada) and a portfolio manager for Capital Guardian. He joined the Capital organization in 1986.

 - NANCY J. KYLE is Vice Chairman of the Board of Directors and a portfolio manager of Capital Guardian. She joined the Capital organization in 1991.

 - LIONEL M. SAUVAGE is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - NILLY SIKORSKY is President and Managing Director of Capital International S.A. with portfolio management responsibilities for Capital Guardian. She joined the Capital organization in 1962.

 - RUDOLF M. STAEHELIN is a Senior Vice President and Director of Capital International Research, Inc. with portfolio management responsibilities for Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGG-4 Capital Guardian Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $13.69         $0.11            $1.43          $1.54       $(0.36)     $(4.64)      $(5.00)       $10.23
           12/31/2005     12.88          0.11             1.17           1.28        (0.06)      (0.41)       (0.47)        13.69
           12/31/2004     11.66          0.08             1.18           1.26        (0.04)         --        (0.04)        12.88
           12/31/2003      8.49          0.05             3.14           3.19        (0.02)         --        (0.02)        11.66
           12/31/2002     10.57          0.01            (2.07)         (2.06)       (0.02)         --        (0.02)         8.49
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     13.67          0.08             1.43           1.51        (0.34)      (4.64)       (4.98)        10.20
           12/31/2005     12.88          0.07             1.17           1.24        (0.04)      (0.41)       (0.45)        13.67
           12/31/2004     11.66          0.05             1.18           1.23        (0.01)         --        (0.01)        12.88
           12/31/2003      8.76         (0.01)            2.91           2.90           --          --           --         11.66
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,      to Average Net     Net Investment
                  For the                      End of          Assets(f)       Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       14.32%      $216,762      1.14%     1.14%         0.91%           36%
                 12/31/2005       10.18        210,441      1.10      1.10          0.86            32
                 12/31/2004       10.88        409,831      1.10      1.10          0.65            23
                 12/31/2003       37.60        271,610      1.14      1.14          0.48            20
                 12/31/2002      (19.52)       120,447      1.29      1.29          0.17            33
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       14.00         12,451      1.39      1.39          0.65            36
                 12/31/2005        9.90          9,783      1.35      1.35          0.55            32
                 12/31/2004       10.60          5,832      1.35      1.35          0.38            23
                 12/31/2003       33.11          1,212      1.39      1.39         (0.14)           20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Global share classes commenced operations as follows:
      Initial Class-February 3, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies and annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003. Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any. For the year ended December 31, 2002. Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGG-5 Capital Guardian Global

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and are willing to assume the risk of short-term price fluctuations.

(CAPITAL GUARDIAN LOGO)    Capital Guardian U.S. Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The portfolio may invest up to 15% of its total assets in securities of issuers domiciled outside the U.S. In selecting investments, greater consideration is given to potential appreciation and future dividends than to current income.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the investment adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

To meet redemption requests or pending investment of its assets or during unusual market conditions, the portfolio may invest all or a portion of its assets in preferred stocks, bonds, cash and cash equivalents.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                      CGUSE-1 Capital Guardian U.S. Equity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the S&P 500 Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2001                    (3.38)%

2002                   (23.80)%

2003                    36.50%

2004                     9.77%

2005                     6.31%

2006                    10.11%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    18.38%  Quarter ended   6/30/03
Lowest:    (19.01)% Quarter ended   9/30/02

                                      ATST
                      CGUSE-2 Capital Guardian U.S. Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             10.11%     5.97%        4.35%
Service Class              9.87%      N/A        13.93%
S&P 500 Composite Stock
  Price Index             15.78%     6.19%        1.81%

 *  Initial Class shares commenced operations October 9,
    2000; Service Class shares commenced operations May 1, 2003.
(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian U.S. Equity Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.80%      0.80%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.06%      0.06%
                                         ------------------
TOTAL                                      0.86%      1.11%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.86%      1.11%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.01%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.01% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  88     $ 274     $ 477     $1,061
Service Class               $ 113     $ 353     $ 612     $1,352
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

                                      ATST
                      CGUSE-3 Capital Guardian U.S. Equity

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: Capital Guardian uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - TERRY BERKEMEIER is a Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1992.

 - MICHAEL R. ERICKSEN is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1987.

 - DAVID I. FISHER is Chairman of the Board of Directors and a portfolio manager of Capital Guardian. He joined the Capital organization in 1969.

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

 - ALAN J. WILSON is a Director, Senior Vice President and a portfolio manager for Capital Guardian. He joined the Capital organization in 1991.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                      CGUSE-4 Capital Guardian U.S. Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                      Investment Operations                                 Distributions
                                  ------------------------------                -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.32         $0.07            $1.00          $1.07       $(0.07)     $(1.08)      $(1.15)       $11.24
         12/31/2005     11.02          0.06             0.62           0.68        (0.06)      (0.32)       (0.38)        11.32
         12/31/2004     10.07          0.06             0.92           0.98        (0.03)         --        (0.03)        11.02
         12/31/2003      7.39          0.04             2.65           2.69        (0.01)         --        (0.01)        10.07
         12/31/2002      9.74          0.03            (2.35)         (2.32)       (0.01)      (0.02)       (0.03)         7.39
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.31          0.05             0.99          (1.04)       (0.04)      (1.08)       (1.12)        11.23
         12/31/2005     11.02          0.03             0.63           0.66        (0.05)      (0.32)       (0.37)        11.31
         12/31/2004     10.07          0.04             0.92           0.96        (0.01)         --        (0.01)        11.02
         12/31/2003      7.96          0.01             2.10           2.11           --          --           --         10.07
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period       to Average Net      to Averaged     Turnover
                  Ended(b)    Return(c)(e)     (000's)         Assets(d)       Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       10.11%      $249,151           0.86%              0.66%           27%
                 12/31/2005        6.31        254,860           0.89               0.55            35
                 12/31/2004        9.77        266,915           0.90               0.57            23
                 12/31/2003       36.50        238,949           0.91               0.41            20
                 12/31/2002      (23.80)       116,484           0.98               0.43            23
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.87         11,412           1.11               0.40            27
                 12/31/2005        6.06          9,753           1.14               0.29            35
                 12/31/2004        9.49          8,120           1.15               0.38            23
                 12/31/2003       26.50          2,331           1.16               0.17            20
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian U.S. Equity share classes commenced operations as follows:
      Initial Class-October 9, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                      CGUSE-5 Capital Guardian U.S. Equity

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Long-term growth of capital and income.

(CAPITAL GUARDIAN LOGO)    Capital Guardian Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term growth of capital and income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Capital Guardian Trust Company (Capital Guardian), seeks to achieve this objective through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities).

Capital Guardian normally will invest at least 80% of its net assets in common stocks (or securities convertible into or exchangeable for common stocks) of companies with market capitalization greater than $1.5 billion at the time of purchase.

The portfolio can also hold cash, invest in cash equivalents and U.S. government securities when prevailing market and economic conditions indicate that it is desirable to do so. The portfolio intends to remain fully invested; however, cash and cash equivalents may be held for defensive purposes.

In selecting securities for purchase or sale by the portfolio, the portfolio's sub-adviser uses a "value" approach to investing, and searches for securities of companies it believes exhibit one or more "value" characteristics relative to the Standard & Poor's 500 Composite Stock Price Index. The "value" characteristics include below market price to earnings ratios, below market price to book ratios, and equal to or above market dividend yields.

Based on the research carried out by the sub-adviser's analysts, portfolio managers look across industry sectors in selecting stocks for the portfolio. With a long-term perspective, portfolio managers look for quality companies at attractive prices that will outperform their peers and the benchmark over time. In keeping with the sub-adviser's bottom-up philosophy, the weighting for any given sector reflects the managers' and analysts' assessments and outlooks for individual companies within that sector. Weightings are arrived at through individual stock selection rather than through top-down judgments.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio may hold fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts, Global Depositary Receipts (GDRs), and European Depositary Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

                                      ATST
                          CGV-1 Capital Guardian Value

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    24.81%

1998                     7.56%

1999                    (3.06)%

2000                     5.57%

2001                     6.64%

2002                   (20.70)%

2003                    34.58%

2004                    16.70%

2005                     7.71%

2006                    16.50%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   21.05%  Quarter ended   6/30/03
Lowest:   (21.13)% Quarter ended   9/30/02

                                      ATST
                          CGV-2 Capital Guardian Value

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.50%     9.34%        8.64%
Service Class            16.20%      N/A        18.76%
Russell 1000(R) Value
  Index                  22.25%    10.88%       11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Capital Guardian Value Portfolio of Endeavor Series Trust. Capital Guardian has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.79%      0.79%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.05%      0.05%
                                 ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.84%      1.09%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.87%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.87% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.775% over $500 million up to $1 billion; 0.70% over $1 billion up to $2 billion; and 0.65% in excess of $2 billion.

SUB-ADVISER: Capital Guardian Trust Company, 333 S. Hope Street, Los Angeles, CA 90071

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.375% of the portfolio's average daily net assets.

                                      ATST
                          CGV-3 Capital Guardian Value

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS: A team of portfolio managers manage this portfolio. The sub-adviser uses a multiple portfolio manager system under which the portfolio is divided into several segments. Each segment is individually managed with the portfolio manager free to decide on company and industry selection as well as valuation and transaction assessment. An additional portion of the portfolio is managed by a group of investment research analysts.

The individual portfolio managers, as applicable, of each segment of the portfolio, other than that managed by the group of research analysts are as follows:

 - KAREN A. MILLER is a Director, Senior Vice President and a portfolio manager of Capital Guardian. She joined the Capital organization in 1990.

 - THEODORE R. SAMUELS is a Director, Senior Vice President and a portfolio manager of Capital Guardian. He joined the Capital organization in 1981.

 - EUGENE P. STEIN is Vice Chairman of the Board of Directors, Chairman of the Investment Committee and a portfolio manager of Capital Guardian. He joined the Capital organization in 1972.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                          CGV-4 Capital Guardian Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.57         $0.34            $2.82          $3.16       $(0.34)     $(2.14)      $(2.48)       $21.25
         12/31/2005     20.27          0.29             1.22           1.51        (0.20)      (1.01)       (1.21)        20.57
         12/31/2004     17.56          0.25             2.65           2.90        (0.19)         --        (0.19)        20.27
         12/31/2003     13.15          0.24             4.29           4.53        (0.12)         --        (0.12)        17.56
         12/31/2002     17.35          0.18            (3.75)         (3.57)       (0.11)      (0.52)       (0.63)        13.15
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.66          0.30             2.82           3.12        (0.30)      (2.14)       (2.44)        21.34
         12/31/2005     20.37          0.24             1.23           1.47        (0.17)      (1.01)       (1.18)        20.66
         12/31/2004     17.65          0.21             2.66           2.87        (0.15)         --        (0.15)        20.37
         12/31/2003     13.66          0.15             3.85           4.00        (0.01)         --        (0.01)        17.65
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.50%      $794,352      0.84%     0.84%         1.59%          40%
                 12/31/2005        7.71        721,176      0.85      0.85          1.43           35
                 12/31/2004       16.70        774,182      0.86      0.86          1.35           32
                 12/31/2003       34.58        459,102      0.88      0.88          1.63           30
                 12/31/2002      (20.70)       286,725      0.91      0.91          1.23           39
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.20         35,331      1.09      1.09          1.38           40
                 12/31/2005        7.50         23,622      1.10      1.10          1.18           35
                 12/31/2004       16.39         16,961      1.11      1.11          1.11           32
                 12/31/2003       29.30          2,271      1.13      1.13          1.37           30
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Capital Guardian Value share classes commenced operations as follows:
      Initial Class-May 27, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                          CGV-5 Capital Guardian Value

---------------------
This portfolio may be appropriate for the investor who seeks long-term total return consisting of current income and, potentially, capital appreciation. The investor should be comfortable with the risk of a non-diversified portfolio invested primarily in securities of real estate companies and their exposure to real estate markets.

(CLARION LOGO)    Clarion Global Real Estate Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

This portfolio's sub-adviser, ING Clarion Real Estate Securities, L.P. (Clarion), seeks to achieve the portfolio's objective by investing principally in equity securities of real estate companies which include:

 - Common stocks

 - Convertible securities

Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. In selecting investments for the portfolio, Clarion will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio's assets will be composed of investments in issuers that are economically tied to at least three different countries, including the United States. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade. As a general matter, these investments are expected to be in common stocks of large-, mid- and small-sized issuers, including real estate investment trusts (REITs).

Clarion uses a disciplined two-step process to choose the portfolio's investments. First, Clarion selects sectors and geographic regions in which to invest, and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private property market trends and conditions. Second, Clarion uses an in-house valuation process to identify investments with superior current income and growth potential relative to their peers, through which it examines several factors, including value and property, capital structure, and management and strategy. Clarion may decide to sell investments held by the portfolio for a variety of reasons, such as to secure gains, limit losses, or redeploy portfolio investments into opportunities believed to be more promising. Clarion also may engage in frequent and active trading of portfolio investments to achieve the portfolio's investment objective.

The portfolio may also invest in debt securities of real estate and non-real estate companies, mortgage-related securities such as pass through certificates, real estate mortgage investment conduit (REMIC), certificates, and collateralized mortgage obligations (CMOs), or short-term debt obligations. However, the portfolio does not directly invest in real estate.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

                                      ATST
                  CGRES-1 Clarion Global Real Estate Securities

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days.

REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include, without limitation:

 - Declining real estate value

 - Risks relating to general and local economic conditions

 - Over-building

 - Increased competition for assets in local and regional markets

 - Increases in property taxes

 - Increases in operating expenses or interest rates

 - Change in neighborhood value or the appeal of properties to tenants

 - Insufficient levels of occupancy

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

REITS

Equity REITs can be affected by changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. A REIT's performance also depends on the ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

                                      ATST
                  CGRES-2 Clarion Global Real Estate Securities

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect portfolio performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government -- related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                  CGRES-3 Clarion Global Real Estate Securities

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, S&P/Citigroup World Property Index, is an unmanaged, market-weighted, total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive at least 60% of their revenue from property-related activities. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    (3.77)%

2000                    29.62%

2001                    11.05%

2002                     3.60%

2003                    35.74%

2004                    32.86%

2005                    13.47%

2006                    42.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.85%  Quarter ended  12/31/04
Lowest:    (9.17)% Quarter ended  09/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            42.27%    24.71%        15.75%
Service Class            41.91%      N/A         31.64%
S&P/Citigroup World
  Property Index         40.26%    26.17%        15.06%

 *  Initial Class shares commenced operations May 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different firm managed this portfolio; the performance set forth prior to that date is attributable to that firm. On November 1, 2005, the portfolio modified its investment strategies; performance set forth prior to that date is attributable to the prior strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                  CGRES-4 Clarion Global Real Estate Securities

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                    0.76%      0.76%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.08%      0.08%
                                  ------------------
TOTAL                              0.84%      1.09%
Expense reduction(c)               0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES             0.84%      1.09%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  86     $ 268     $ 466     $1,037
Service Class               $ 111     $ 347     $ 601     $1,329
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; and 0.65% in excess of $1 billion.

SUB-ADVISER: ING Clarion Real Estate Securities L.P., 259 N. Radnor-Chester Rd., Suite 205, Radnor, PA 19087

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed pursuant to the portfolio's expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.76% of the portfolio's average daily net assets.

                                      ATST
                  CGRES-5 Clarion Global Real Estate Securities

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

T. RITSON FERGUSON, CFA, JOSEPH P. SMITH, CFA, AND STEVEN D. BURTON, CFA, serve as co-portfolio managers of this portfolio.

Mr. Ferguson is the Chief Investment Officer and Managing Director of Clarion. He joined Clarion in 1991, and provides oversight of the firm's day-to-day management of the portfolio.

Mr. Smith is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1997, he was with Alex. Brown & Sons, Inc. as an associate in the Real Estate Investment Banking Group.

Mr. Burton is a Managing Director of Clarion and is a member of the Investment Policy Committee. He shares responsibility for management of the portfolio. Prior to joining Clarion in 1995, he was with GE Investment Corporation.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  CGRES-6 Clarion Global Real Estate Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $19.77         $0.35           $7.45          $7.80        $(0.33)     $(2.70)      $(3.03)       $24.54
         12/31/2005     19.15          0.27            2.20           2.47         (0.32)      (1.53)       (1.85)        19.77
         12/31/2004     15.08          0.43            4.35           4.78         (0.36)      (0.35)       (0.71)        19.15
         12/31/2003     11.41          0.51            3.51           4.02         (0.29)      (0.06)       (0.35)        15.08
         12/31/2002     11.21          0.65           (0.25)          0.40         (0.13)      (0.07)       (0.20)        11.41
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.16          0.32            7.58           7.90         (0.30)      (2.70)       (3.00)        25.06
         12/31/2005     19.53          0.23            2.23           2.46         (0.30)      (1.53)       (1.83)        20.16
         12/31/2004     15.37          0.47            4.36           4.83         (0.32)      (0.35)       (0.67)        19.53
         12/31/2003     12.00          0.33            3.13           3.46         (0.03)      (0.06)       (0.09)        15.37
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      42.27%       $922,134           0.84%              1.59%           44%
                 12/31/2005      13.47         599,134           0.86               1.41           103
                 12/31/2004      32.86         396,224           0.86               2.62            69
                 12/31/2003      35.74         213,159           0.87               3.96            78
                 12/31/2002       3.60         124,219           0.98               5.61           123
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      41.91          53,276           1.09               1.39            44
                 12/31/2005      13.18          24,618           1.11               1.21           103
                 12/31/2004      32.50          11,771           1.11               2.77            69
                 12/31/2003      28.90           1,072           1.13               3.52            78
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Clarion Global Real Estate Securities share classes commenced as follows:
      Initial Class-May 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized

                                      ATST
                  CGRES-7 Clarion Global Real Estate Securities

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
This portfolio may be appropriate for investors who seek capital appreciation with a longer-term time horizon and who can tolerate substantial market volatility.

International Moderate Growth Fund

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve its investment objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios"). In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to allocate its investments in underlying funds/ portfolios to hold a mix of approximately 65% of its assets in equity securities of issuers in international developed markets; 30% of its assets in domestic (U.S. domiciled) bonds; and 5% of its assets in equity and fixed-income securities of issuers economically tied to a number of emerging market countries and in fixed-income securities of issuers in international developed markets. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, global markets' current valuations, historical performance and other economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX Van Kampen Emerging Markets Debt

ATST UNDERLYING PORTFOLIOS:

 - Capital Guardian Global

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - PIMCO Total Return

 - Templeton Transamerica Global

 - Transamerica Money Market

 - Transamerica U.S. Government Securities

 - Van Kampen Active International Allocation

                                      ATST
                    IMGF-1 International Moderate Growth Fund

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks, which mostly depend on the risks of the underlying funds/portfolios in which it invests (each underlying fund is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks," in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website

                                      ATST
                    IMGF-2 International Moderate Growth Fund at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

No performance is shown for the portfolio as it did not start operations until May 1, 2006. Performance information for the portfolio will appear in a future version of this prospectus once the portfolio has a full calendar year of performance information to report to investors.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. These figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

Annual portfolio operating expenses(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                     CLASS OF SHARES
                                    INITIAL    SERVICE
------------------------------------------------------
Management fees                       0.10%      0.10%
Rule 12b-1 fees                       0.00%(b)   0.25%
Other expenses                        0.29%      0.29%
Acquired Fund Fees and Expenses
  (fees and expenses of underlying
  funds)                              0.93%      0.93%
                                    ------------------
TOTAL(D)                              1.32%      1.57%
Expense reduction(c)                  0.14%      0.14%
                                    ------------------
NET OPERATING EXPENSES(D)             1.18%      1.43%
------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal period ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class                $120     $405      $710      $1,578
Service Class                $146     $482      $842      $1,856
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, Florida 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager, and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives monthly compensation
                                      ATST
                    IMGF-3 International Moderate Growth Fund from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements will be available in the Trust's annual report for the fiscal year ending December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    IMGF-4 International Moderate Growth Fund

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total        End of
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.00         $0.85           $(0.42)        $0.43         $ --        $ --         $ --         $10.43
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.00          0.84            (0.43)         0.41           --          --           --          10.41
---------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average        Net Investment
                  For the                      End of      Net Assets(f)(i)     Income (Loss)     Portfolio
                   Period        Total         Period      -----------------      to Average      Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)(h)    Rate(g)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.30%        $ 7,516      0.25%     0.39%          12.92%           1%
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.10          44,053      0.50      0.64           12.63            1
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) International Moderate Growth Fund commenced operations on May 1, 2006.

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(i) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
                    IMGF-5 International Moderate Growth Fund

---------------------
This portfolio may be appropriate for the investor who seeks investments in medium-sized companies with a value-oriented philosophy.

(JPMORGAN LOGO)    JPMorgan Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks growth from capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, J.P. Morgan Investment Management Inc. (JPMorgan), seeks to achieve the portfolio's investment objective by investing primarily (at least 80% of the portfolio's assets, under normal circumstances) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that JPMorgan believes to be undervalued.

Under normal market conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States. The portfolio may invest in other equity securities, which include preferred stocks, convertible securities and foreign securities, which may take the form of depositary receipts.

JPMorgan may use derivatives to hedge various market risks or to increase the portfolio's income. The portfolio may also invest in master limited partnerships, although their use will not be a principal investment strategy.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher cost for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

                                      ATST
                         JPMMCV-1 JPMorgan Mid Cap Value

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the fund if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the investment manager, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are fully described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Value Index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                         JPMMCV-2 JPMorgan Mid Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    12.92%

2001                    (3.94)%

2002                   (12.72)%

2003                    31.42%

2004                    14.58%

2005                     9.15%

2006                    17.25%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.27%  Quarter ended  12/31/01
Lowest:   (15.61)% Quarter ended  9/30/01

                         AVERAGE ANNUAL TOTAL RETURNS+
                  (For Calendar Year ended December 31, 2006)

                          1 YEAR   5 YEARS   LIFE OF FUND*
                          ------   -------   -------------
Initial Class             17.25%    10.96%        9.14%
Service Class             16.96%      N/A        18.11%
Russell Midcap()(R)
  Value Index             20.22%    15.91%       12.10%

 *  Initial Class shares commenced operations on May 3,
    1999; Service Class shares commenced operations May 1, 2003.

 + The portfolio was closed to new investors and new investments on December 9, 2005. Existing accounts may remain in the portfolio, but may not allocate additional investments to the portfolio.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                             CLASS OF SHARES
                                            INITIAL    SERVICE
--------------------------------------------------------------
Management fees                               0.81%      0.81%
Rule 12b-1 fees                               0.00%(b)   0.25%
Other expenses                                0.07%      0.07%
                                            ------------------
TOTAL                                         0.88%      1.13%
Expense reduction(c)                          0.00%      0.00%
                                            ------------------
NET OPERATING EXPENSES                        0.88%      1.13%
--------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

                                      ATST
                         JPMMCV-3 JPMorgan Mid Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.85% up to $100 million; and 0.80% over $100 million

SUB-ADVISER: J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly at the annual rate of 0.40% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.81% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

JONATHAN K.L. SIMON, Managing Director of JPMorgan, heads the U.S. Equity Value Group and has been an employee of JPMorgan and its predecessors since 1980. Mr. Simon joined the firm as an analyst in the London office, and transferred to New York in 1983. He became portfolio manager in 1987 and served as president of Robert Fleming's U.S. asset management operations from 1990 until 2000. He holds an M.A. in mathematics from Oxford University.

LAWRENCE PLAYFORD, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Mr. Playford's analytical coverage includes the energy, materials and industrial sectors; however, he also covers a few of the natural gas utilities in the portfolio. An employee since 1993, he joined the investment team as an analyst in October 2003 and was named a portfolio manager in 2004. Prior to that, Mr. Playford served as a client portfolio manager working directly with the U.S. Equity Group's investment teams to communicate investment strategy and results to clients since 2001. Mr. Playford also was a client advisor at JPMorgan Private Bank, providing investment and financial planning advice to high net worth clients. He joined the firm as a financial analyst, performing strategic planning and analysis for the firm's finance department. He holds a B.B.A. in accounting from the University of Notre Dame and an M.B.A. in finance from Fordham University. He is a Certified Public Accountant and a CFA charterholder.

GLORIA FU, CFA, Vice President of JPMorgan, is a research analyst and portfolio manager in the U.S. Equity Group. Ms. Fu's analytical coverage predominantly focuses on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. Prior to joining the firm, she was employed by Robertson Stephens as a sell-side analyst covering the gaming and lodging industries. From 1995 to 2000, she worked in direct real estate investment and valuation for both Arthur Andersen and Starwood Capital Group, a real estate private equity fund. Ms. Fu holds a Bachelors of Science and Masters degree in hotel administration from Cornell University and is also a CFA charterholder.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                         JPMMCV-4 JPMorgan Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $15.89         $0.17            $2.39          $2.56       $(0.15)     $(1.70)      $(1.85)       $16.60
           12/31/2005     14.81          0.13             1.22           1.35        (0.03)      (0.24)       (0.27)        15.89
           12/31/2004     12.93          0.08             1.81           1.89        (0.01)         --        (0.01)        14.81
           12/31/2003      9.85          0.01             3.08           3.09        (0.01)         --        (0.01)        12.93
           12/31/2002     11.29          0.01            (1.45)         (1.44)          --          --           --          9.85
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     15.83          0.13             2.37           2.50        (0.09)      (1.70)       (1.79)        16.54
           12/31/2005     14.77          0.09             1.22           1.31        (0.01)      (0.24)       (0.25)        15.83
           12/31/2004     12.92          0.04             1.82           1.86        (0.01)         --        (0.01)        14.77
           12/31/2003     10.21         (0.01)            2.72           2.71           --          --           --         12.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                       -------------------------------------------------------------------
                                           Net          Ratio of Expenses
                                         Assets,         to Average Net        Net Investment
            For the                      End of             Assets(f)          Income (Loss)    Portfolio
             Period        Total         Period      -----------------------     to Average      Turnover
            Ended(b)    Return(c)(g)     (000's)       Net(d)      Total(e)    Net Assets(f)     Rate (g)
----------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006       17.25%      $353,498        0.88%        0.88%           1.02%          40%
           12/31/2005        9.15        338,377        0.89 (h)     0.89 (h)        0.82           68
           12/31/2004       14.58        295,909        1.00 (i)     1.00 (i)        0.58          109
           12/31/2003       31.42         74,375        1.00         1.02            0.10           73
           12/31/2002      (12.72)        50,204        1.00         1.14            0.13           85
----------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006       16.96            516        1.13         1.13            0.77           40
           12/31/2005        8.86            614        1.14 (h)     1.14 (h)        0.59           68
           12/31/2004       14.36            470        1.25 (i)     1.25 (i)        0.27          109
           12/31/2003       26.54            310        1.25         1.28           (0.14)          73
----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.02% and 0.02% for Initial Class and Service Class, respectively.

(i) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.07% and 0.07% for Initial Class and Service Class, respectively.

                                      ATST
                         JPMMCV-5 JPMorgan Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term growth of capital and can tolerate fluctuations inherent in stock investing.
---------------------
When using a "top-down" approach, the manager looks first at broad market factors, and on the basis of those market factors, chooses certain sectors, or industries within the overall market. The manager then looks at individual companies within those sectors or industries.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(MARSICO CAPITAL MANAGEMENT LOGO)    Marsico Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------
This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Columbia Management Advisors, LLC has entered into an agreement with Marsico Capital Management, LLC (Marsico) under which Marsico provides portfolio management to the portfolio. Marsico seeks to achieve the portfolio's objective by investing principally in:

 - Common stocks

This portfolio invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks (typically having a market capitalization in the range of $4 billion or more). The portfolio may hold a limited number of additional common stocks at times such as when the portfolio manager is accumulating new positions, phasing out and replacing existing positions, or responding to exceptional market conditions.

In selecting investments for the portfolio, Marsico uses an approach that combines "top-down" macroeconomic analysis with "bottom-up" stock selection.

The "top-down" approach may take into consideration macro-economic factors such as, without limitation, interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, Marsico may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

Marsico then looks for individual companies or securities (primarily companies with a market capitalization greater than $4 billion) with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company or security may be a suitable investment, Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; reasonable valuations in the context of projected growth rates; and other indications that a company or security may be an attractive investment prospect. This process is called "bottom-up" stock selection.

As part of this fundamental, "bottom-up" research, Marsico may visit with various levels of a company's management, as well as with its customers and (as relevant) suppliers, distributors and competitors. Marsico also may prepare detailed earnings and cash flow models of companies. These models may assist Marsico in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company's past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

Marsico may reduce or sell the portfolio's investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The portfolio's core investments generally are comprised of large cap (typically having a market capitalization in the range of $4 billion or more), established companies and securities that exhibit growth characteristics. However, the portfolio also may typically include companies with more aggressive growth characteristics, and companies undergoing significant changes: e.g., the

                                      ATST
                             MARGR-1 Marsico Growth
introduction of a new product line, the appointment of a new management team, or an acquisition.

While the portfolio invests principally in publicly traded U.S. securities, Marsico may invest up to 20% in the aggregate in foreign equity securities listed on foreign markets, including companies in emerging markets (including securities of issuers quoted in foreign currencies) or, to a lesser extent, in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. In doing so, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary
Receipts (EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value

                                      ATST
                             MARGR-2 Marsico Growth
relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite
Stock Price Index, is a widely recognized, unmanaged index of market performance comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    (8.02)%

2001                   (14.09)%

2002                   (25.98)%

2003                    26.34%

2004                    12.25%

2005                     8.58%

2006                     5.36%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.54%  Quarter ended  6/30/03
Lowest:   (16.26)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                  5.36%     3.73%     1.43%
Service Class                  5.16%      N/A     12.30%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     2.41%
Russell 1000(R) Growth Index   9.07%     2.69%    (1.63)%

 *  Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(1) Prior to November 1, 2002, a different sub-adviser
    managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.
(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance

                                      ATST
                             MARGR-3 Marsico Growth
information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.80%      0.80%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.07%      0.07%
                                 ------------------
TOTAL                              0.87%      1.12%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES             0.87%      1.12%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets):
0.80% of the first $250 million;
0.75% over $250 million up to $500 million;
0.70% over $500 million up to $1 billion;
and 0.60% in excess of $1 billion.

SUB-ADVISER: Columbia Management Advisors, LLC, 100 Federal Street, Boston, MA 02110.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; 0.35% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

THOMAS F. MARSICO is the Chief Investment Officer of Marsico. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming Marsico in September 1997, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997 and served in the same capacity for the Janus Growth and Income Fund

                                      ATST
                             MARGR-4 Marsico Growth
from May 31, 1991 (the fund's inception date) through August 11, 1997.

Marsico is located at 1200 17th Street, Suite 1600, Denver, CO 80202. Marsico was organized in September 1997 as a registered investment adviser. Marsico provides investment services to other mutual funds and private accounts and, as of December 31, 2006, had approximately $84 billion under management.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                             MARGR-5 Marsico Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.34         $0.02            $0.53          $0.55       $(0.01)      $  --         $(0.01)       $10.88
         12/31/2005      9.53          0.01             0.81           0.82        (0.01)         --          (0.01)        10.34
         12/31/2004      8.49          0.01             1.03           1.04           --          --             --          9.53
         12/31/2003      6.72         (0.01)            1.78           1.77           --          --             --          8.49
         12/31/2002      9.09             -            (2.36)         (2.36)       (0.01)         --          (0.01)         6.72
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.28         (0.01)            0.54           0.53           --          --             --         10.81
         12/31/2005      9.50         (0.01)            0.79           0.78           --          --             --         10.28
         12/31/2004      8.48         (0.01)            1.03           1.02           --          --             --          9.50
         12/31/2003      7.06         (0.03)            1.45           1.42           --          --             --          8.48
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.36%      $211,386      0.87%     0.87%         0.17%           67%
                 12/31/2005        8.58        194,775      0.88      0.88          0.15            66
                 12/31/2004       12.25        143,150      0.87      0.87          0.15            80
                 12/31/2003       26.34        135,376      0.98      0.98         (0.19)          111
                 12/31/2002      (25.98)       102,574      1.00      1.06         (0.03)          103
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        5.16         12,820      1.12      1.12         (0.08)           67
                 12/31/2005        8.21         12,217      1.13      1.13         (0.12)           66
                 12/31/2004       12.03          5,818      1.10      1.10         (0.07)           80
                 12/31/2003       20.11            759      1.25      1.25         (0.47)          111
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Marsico Growth share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MARGR-6 Marsico Growth

---------------------
This portfolio may be appropriate for the investor who seeks:
 - High current income and is willing to assume the risks of investing in junk bonds.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS High Yield

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS(R) Investment Management (MFS), seeks to achieve this objective by investing, under normal market conditions, at least 80% of its net assets in high-yield, fixed-income securities. Fixed-income securities offering the high current income sought by the portfolio generally are lower rated bonds. These bonds, commonly known as "junk bonds," are assigned lower credit ratings by credit rating agencies or are unrated and considered by the sub-adviser to be comparable to lower rated bonds. The portfolio may invest all of its assets in these lower rated bonds. In analyzing debt securities, the sub-adviser may purchase securities of any maturity.

While the portfolio focuses its investments on long-and short-term fixed, contingent or variable interest rate bonds issued by corporations or other similar entities, it may invest in all types of debt and other fixed-income securities including:

 - Zero-coupon bonds, deferred interest bonds and pay-in-kind bonds

 - Mortgage-backed securities

 - Asset-backed securities

 - Collateralized mortgage obligations and multi-class pass-through securities

 - Convertible securities

- Non-mortgage-backed securities (such as pools of motor vehicle installment purchase obligations and credit card receivables)

- Participations in bank loans to corporate borrowers

- U.S. government securities including U.S. Treasury obligations

- Brady bonds

- Commercial paper and other short-term corporate obligations

- Foreign government obligations

- Eurodollar obligations

- Variable amount master demand notes and variable rate notes

The portfolio may invest up to 25% of its net assets in foreign securities including foreign debt securities such as Eurodollar bonds and Yankee bonds. The portfolio may invest in foreign securities of issuers located in emerging markets (up to 20% of net assets). The portfolio may also engage in foreign currency transactions in order to attempt to hedge against adverse changes in currency exchange rates.

The portfolio may also invest in derivative instruments, including options and futures.

MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of instruments and their issuers in light of current market, economic, political, and regulatory conditions. Factors considered may include the instruments' credit quality, collateral characteristics, and indenture provisions, and the issuer's management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative analysis of the structure of the instrument and its features may also be considered.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and

                                      ATST
                             MFSHY-1 MFS High Yield
interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. The returns of the portfolio may be reduced due to reinvestment at a lower interest rate.

BANK LOANS

The portfolio may invest in certain commercial loans by acquiring participations in such loans. The potential lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and the portfolio's ability to dispose of particular participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, the portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. It is also unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is

                                      ATST
                             MFSHY-2 MFS High Yield
tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities
   transactions

 - Higher costs for holding shares
   (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors

                                      ATST
                             MFSHY-3 MFS High Yield
affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers High Yield Bond Index, is a widely recognized, unmanaged index of market performance that includes all fixed-income securities having a minimum quality rating of Ba1, a minimum amount outstanding of $100 million, and at least 1 year to maturity. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1999                    5.82%

2000                   (5.18)%

2001                    3.78%

2002                    2.07%

2003                   17.74%

2004                    9.77%

2005                    1.81%

2006                   10.95%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   6.21%  Quarter ended  12/31/01
Lowest:   (5.43)% Quarter ended  12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            10.95%     8.30%       4.87%
Service Class            10.62%      N/A        8.50%
Lehman Brothers High
  Yield Bond Index       11.85%    10.19%       5.72%

 *  Initial Class shares commenced operations June 1,
    1998; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Endeavor High Yield Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                             MFSHY-4 MFS High Yield

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.05%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.05% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.72% over $250 million up to $500 million; 0.71% over $500 million up to $750 million; 0.68% over $750 million up to $1 billion; and 0.67% in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; 0.735% over $500 million up to $1 billion; and 0.72% in excess of $1 billion.

SUB-ADVISER: MFS(R) Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specific percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.32% over $250 million up to $500 million; 0.30% over $500 million up to $750 million; 0.27% over $750 million up to $1 billion; and 0.25% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                             MFSHY-5 MFS High Yield

PORTFOLIO MANAGERS:

JOHN F. ADDEO, Vice President of MFS, has served as Portfolio Manager of the portfolio since July 1, 2000. Mr. Addeo has been employed in the MFS investment management area since 1998 and became manager of this portfolio in April 2004.

DAVID P. COLE, CFA, Vice President of MFS, has served as Portfolio Manager of the portfolio since October 2006 and has been employed in the investment management area of MFS since 2004. Mr. Cole joined MFS in 2004 as a high yield fixed income research analyst. Prior to joining MFS, Mr. Cole spent five years as a High Yield Analyst for Franklin Templeton Investments from 1999 to 2004; two years as a Financial Economist/Treasury Market Analyst for Thomson Financial Services; and three years as an Economist for Standard and Poor's. He holds an MBA from the University of California and a BA from Cornell University.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             MFSHY-6 MFS High Yield

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a Share Outstanding throughout Each Period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                      Net Asset   -------------------------------------------   --------------------------------------   Net Asset
          For the      Value,          Net         Net Realized                  From Net    From Net                      Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $9.62         $0.69            $0.29         $0.98        $(1.00)     $(0.12)       $(1.12)         $9.48
         12/31/2005     10.54          0.70            (0.51)         0.19         (0.85)      (0.26)        (1.11)          9.62
         12/31/2004     10.28          0.77             0.18          0.95         (0.65)      (0.04)        (0.69)         10.54
         12/31/2003      8.83          0.72             0.83          1.55         (0.10)         --         (0.10)         10.28
         12/31/2002      8.90          0.60            (0.43)         0.17         (0.24)         --         (0.24)          8.83
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      9.70          0.67             0.29          0.96         (0.98)      (0.12)        (1.10)          9.56
         12/31/2005     10.64          0.68            (0.52)         0.16         (0.84)      (0.26)        (1.10)          9.70
         12/31/2004     10.37          0.75             0.18          0.93         (0.62)      (0.04)        (0.66)         10.64
         12/31/2003      9.48          0.50             0.42          0.92         (0.03)         --         (0.03)         10.37
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006      10.95%       $378,471      0.82%     0.82%         7.16%          96%
                 12/31/2005       1.81         421,010      0.83      0.83          6.92           51
                 12/31/2004       9.77         647,277      0.82      0.82          7.51           71
                 12/31/2003      17.74         661,026      0.81      0.81          7.58           64
                 12/31/2002       2.07         256,371      0.91      0.91          6.85           38
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.62          10,083      1.07      1.07          6.91           96
                 12/31/2005       1.50           7,825      1.08      1.08          6.66           51
                 12/31/2004       9.50           5,009      1.07      1.07          7.25           71
                 12/31/2003       9.74           1,270      1.03      1.03          7.45           64
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS High Yield share classes commenced operations as follows:
      Initial Class-June 1, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                             MFSHY-7 MFS High Yield

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and income growth and is willing to tolerate the fluctuation in principal value associated with changes in interest rates.

(PIMCO LOGO)    PIMCO Total Return

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return consistent with preservation of capital and prudent investment management.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Pacific Investment Management Company LLC (PIMCO) seeks to achieve this objective by investing principally in:

 - Fixed-income securities

PIMCO invests, under normal circumstances, at least 65% of the portfolio's net assets in a diversified portfolio of fixed-income instruments of varying maturities. The average duration of this portfolio normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.

PIMCO invests the portfolio's assets primarily in investment grade debt securities, but may invest up to 10% of the assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P or, if unrated, determined by PIMCO to be of comparable quality. PIMCO may invest up to 30% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) normally will be limited to 20% of the portfolio's total assets.

The portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The portfolio may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The "total return" sought by the portfolio consists of income earned on the portfolio's investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which is not so secured.

                                      ATST
                           PIMCO-1 PIMCO Total Return

The portfolio's investments in mortgage-related securities also are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

LEVERAGING

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio's portfolio securities.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

ISSUER

The value of a security may decline for a number of reasons which directly relate to the issuer, such as

                                      ATST
                           PIMCO-2 PIMCO Total Return
management performance, financial leverage and reduced demand for the issuer's goods or services.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, Lehman Brothers Aggregate Bond Index, is a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   4.90%

2004                   4.50%

2005                   2.33%

2006                   4.21%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.93%  Quarter ended     9/30/06
Lowest:   (2.13)% Quarter ended     6/30/04

                                      ATST
                           PIMCO-3 PIMCO Total Return

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             LIFE OF
                                 1 YEAR       FUND*
                                 ------    ------------
Initial Class                    4.21%        4.74%
Service Class                    3.90%        3.35%
Lehman Brothers Aggregate Bond
  Index                          4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.66%      0.66%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.73%      0.98%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.73%      0.98%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 1.20%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.20% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  75     $ 233     $ 406     $  906
Service Class               $ 100     $ 312     $ 542     $1,201
-----------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.675% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.70% of the first $250 million; 0.65% over $250 million up to $750 million; and 0.60% in excess of $750 million.

SUB-ADVISER: Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, CA 92660

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.25% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.66% of the portfolio's average daily net assets.

                                      ATST
                           PIMCO-4 PIMCO Total Return

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

PASI HAMALAINEN is responsible for the day-to-day management of the portfolio's assets.

Mr. Hamalainen is a Managing Director, generalist portfolio manager, member of the investment committee and head of global risk oversight. Previously, he has served as PIMCO's head of Fixed Income portfolio management in Europe, as the director of portfolio analytics and co-head of the firm's mortgage team in Newport Beach. Mr. Hamalainen joined PIMCO in 1994, previously having held a fellowship at The Wharton School. He holds a bachelor's degree in both electrical engineering and finance from the University of Pennsylvania and a master's degree in finance from The Wharton School at the University of Pennsylvania.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           PIMCO-5 PIMCO Total Return

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $10.91         $0.45           $0.00          $0.45        $(0.38)      $  --        $(0.38)        $10.98
         12/31/2005     11.12          0.36           (0.10)          0.26         (0.20)      (0.27)        (0.47)         10.91
         12/31/2004     10.98          0.19            0.29           0.48         (0.17)      (0.17)        (0.34)         11.12
         12/31/2003     10.62          0.22            0.29           0.51         (0.06)      (0.09)        (0.15)         10.98
         12/31/2002     10.00          0.20            0.42           0.62            --          --            --          10.62
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     10.93          0.42            0.01           0.43         (0.36)         --         (0.36)         11.00
         12/31/2005     11.16          0.34           (0.11)          0.23         (0.19)      (0.27)        (0.46)         10.93
         12/31/2004     11.02          0.17            0.29           0.46         (0.15)      (0.17)        (0.32)         11.16
         12/31/2003     10.89          0.12            0.11           0.23         (0.01)      (0.09)        (0.10)         11.02
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.21%       $976,434           0.73%              4.13%          709%
                 12/31/2005       2.33         726,038           0.74               3.28           387
                 12/31/2004       4.50         633,493           0.75               1.75           393
                 12/31/2003       4.90         552,494           0.75               2.06           430
                 12/31/2002       6.20         385,405           0.78               2.86           302
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.90          24,957           0.98               3.86           709
                 12/31/2005       2.03          23,661           0.99               3.10           387
                 12/31/2004       4.22          14,590           1.01               1.54           393
                 12/31/2003       2.14           3,044           0.99               1.67           430
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) PIMCO Total Return share classes commenced operations on:
     Initial Class-May 1, 2002
     Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           PIMCO-6 PIMCO Total Return

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A relatively conservative equity investment
 - Substantial dividend income along with long-term capital growth.

(T. ROWE PRICE LOGO)    T. Rowe Price Equity Income

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

The portfolio seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by primarily investing at least 80% of the portfolio's net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends.

T. Rowe Price typically employs a "value" approach in selecting investments. Their in-house research team seeks companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

In selecting investments, T. Rowe Price generally favors companies with one or more of the following:

- An established operating history

- Above-average dividend yield relative to the S&P 500 Composite Stock Price Index (S&P 500)

- Low price-to-earnings ratio relative to the S&P 500

- A sound balance sheet and other positive financial characteristics

- Low stock price relative to a company's underlying value as measured by assets, cash flow or business franchises

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. However, the portfolio may also invest in foreign securities (up to 25% of total assets) and other securities, including debt securities and futures and options, in keeping with its investment objective.

The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the fund may hold fluctuate in price, the value of your investment in the fund will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values
- Currency speculation
- Currency trading costs
- Different accounting and reporting practices
- Less information available to the public
- Less (or different) regulation of securities markets
- More complex business negotiations
- Less liquidity
- More fluctuations in prices
- Delays in settling foreign securities transactions
- Higher costs for holding shares (custodial fees)
- Higher transaction costs

                                      ATST
                       TRPEI-1 T. Rowe Price Equity Income

- Vulnerability to seizure and taxes
- Political instability and small markets
- Different market trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

                                      ATST
                       TRPEI-2 T. Rowe Price Equity Income

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, the Russell 1000(R) Value Index, measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.27%

1998                                      8.81%

1999                                      3.47%

2000                                     12.31%

2001                                      2.17%

2002                                    (12.81)%

2003                                     25.59%

2004                                     14.81%

2005                                      4.11%

2006                                     18.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

      Highest:   16.70%  Quarter ended   6/30/03
      Lowest:   (17.23)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class               18.96%     9.26%      9.94%
Service Class               18.71%      N/A      16.15%
S&P 500 Composite Stock
  Price Index               15.78%     6.19%      8.43%
Russell 1000(R) Value
  Index                     22.25%    10.88%     11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Equity Income Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.74%       0.74%
Rule 12b-1 fees                             0.00%(b)    0.25%
Other expenses                              0.06%       0.06%
                                           ------------------
TOTAL                                       0.80%       1.05%
Expense reduction(c)                        0.00%       0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.80%       1.05%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.88%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense

                                      ATST
                       TRPEI-3 T. Rowe Price Equity Income
    limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.88% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

         SHARE CLASS            1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------
Initial Class                    $ 82     $255      $444      $  990
Service Class                    $107     $334      $579      $1,283
---------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; 0.74% over $250 million up to $500 million; and 0.75% of average daily net assets in excess of $500 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million of the portfolio's average daily net assets; 0.375% over $250 million up to $500 million; and 0.35% of assets over $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion................        5% fee reduction on
                            assets over $750 million
Assets between $1.5
  billion and $3
  billion................      7.5% fee reduction on
                            assets over $1.5 billion
Assets above $3
  billion................     10.0% fee reduction on
                              assets over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

BRIAN C. ROGERS, a Vice President and Chief Investment Officer of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1995. He joined T. Rowe Price in 1982 and has been managing investments since 1983. Mr. Rogers has managed the retail T. Rowe Price Equity Income Fund since 1993.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPEI-4 T. Rowe Price Equity Income

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $20.12         $0.33           $3.18          $3.51        $(0.41)     $(2.41)       $(2.82)       $20.81
         12/31/2005     21.32          0.33            0.50           0.83         (0.39)      (1.64)        (2.03)        20.12
         12/31/2004     18.96          0.31            2.45           2.76         (0.26)      (0.14)        (0.40)        21.32
         12/31/2003     15.29          0.30            3.59           3.89         (0.12)      (0.10)        (0.22)        18.96
         12/31/2002     18.09          0.28           (2.58)         (2.30)        (0.18)      (0.32)        (0.50)        15.29
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     20.19          0.28            3.20           3.48         (0.37)      (2.41)        (2.78)        20.89
         12/31/2005     21.42          0.28            0.50           0.78         (0.37)      (1.64)        (2.01)        20.19
         12/31/2004     19.05          0.29            2.43           2.72         (0.21)      (0.14)        (0.35)        21.42
         12/31/2003     15.62          0.19            3.35           3.54         (0.01)      (0.10)        (0.11)        19.05
----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                             Net Assets,                       Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.96%       $841,295          0.80%              1.61%          14%
                 12/31/2005        4.11         802,067          0.79               1.60           22
                 12/31/2004       14.81         919,982          0.78               1.57           22
                 12/31/2003       25.59       1,058,801          0.78               1.80           14
                 12/31/2002      (12.81)        520,204          0.85               1.72           12
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.71          28,865          1.05               1.35           14
                 12/31/2005        3.81          21,561          1.04               1.37           22
                 12/31/2004       14.56          11,765          1.04               1.45           22
                 12/31/2003       22.74           1,476          1.03               1.64           14
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Equity Income share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TRPEI-5 T. Rowe Price Equity Income

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A moderate risk investment
 - Long-term growth of capital

(T. ROWE PRICE LOGO)    T. Rowe Price Growth Stock

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide long-term capital growth and, secondarily, increasing dividend income through investments in the common stocks of well-established growth companies.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, T. Rowe Price Associates, Inc. (T. Rowe Price) seeks to achieve the portfolio's objective by investing primarily, and under normal circumstances, not less than 80% of its net assets in common stocks of a diversified group of growth companies. T. Rowe Price normally (but not always) seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. T. Rowe Price generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company's earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Most of the portfolio's assets will be invested in U.S. common stocks. T. Rowe Price may also invest in foreign securities (up to 30% of its total assets) and futures and options, in keeping with its objective. The portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investments in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

                                      ATST
                       TRPGS-1 T. Rowe Price Growth Stock

GROWTH STOCKS

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involves additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions which may result in losses instead of gains

- Prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the S&P 500 Composite Stock Price Index, is comprised of 500 widely held common stocks that measures the general performance of the market; the secondary benchmark, the Russell 1000(R) Growth Index, measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TRPGS-2 T. Rowe Price Growth Stock

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     28.57%

1998                                     28.67%

1999                                     22.19%

2000                                     (0.51)%

2001                                    (10.04)%

2002                                    (22.81)%

2003                                     30.76%

2004                                      9.86%

2005                                      6.16%

2006                                     13.38%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:      23,37%  Quarter ended  12/31/98
Lowest:      (15.04)% Quarter ended   6/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS OR
                           1 YEAR   5 YEARS   LIFE OF FUND*
                           ------   -------   -------------
Initial Class              13.38%     5.94%        9.22%
Service Class              13.14%      N/A        13.81%
S&P 500 Composite Stock
  Price Index              15.78%     6.19%        8.43%
Russell 1000(R) Growth
  Index                     9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, T. Rowe Price Growth Stock Portfolio of Endeavor Series Trust.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.79%      0.79%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

      SHARE CLASS        1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------
Initial Class             $ 89     $278      $482      $1,073
Service Class             $114     $356      $617      $1,363
--------------------------------------------------------------

                                      ATST
                       TRPGS-3 T. Rowe Price Growth Stock

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; and 0.775% in excess of $250 million.

SUB-ADVISER: T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.375% over $250 million up to $500 million; and 0.35% in excess of $500 million.

T. Rowe Price has agreed to a voluntary fee waiver based on the combined average daily net assets of T. Rowe Price Equity Income, T. Rowe Price Growth Stock and
T. Rowe Price Small Cap as follows:

Assets between $750
  million and $1.5
  billion.................   5% fee reduction on assets
                                      over $750 million
Assets between $1.5
  billion and $3
  billion.................        7.5% fee reduction on
                               assets over $1.5 billion
Assets above $3 billion...  10% fee reduction on assets
                                        over $3 billion

The reduction in fees is split evenly between shareholders and TFAI.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.79% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

ROBERT W. SMITH, a Vice President of T. Rowe Price, manages the portfolio day-to-day and has been Chairman of the portfolio's Investment Advisory Committee since 1997. He joined T. Rowe Price in 1992 as an equity analyst.

Effective October 1, 2007, P. Robert Bartolo, a Vice President of T. Rowe Price, will replace Robert W. Smith as portfolio manager of T. Rowe Price Growth Stock. At that time, he also will become Chairman of the portfolio's Investment Advisory Committee, replacing Mr. Smith. He currently serves as a member of the Investment Advisory Committee. Mr. Bartolo joined T. Rowe Price in 2002 and has been managing investments since that time.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       TRPGS-4 T. Rowe Price Growth Stock

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $22.85         $0.10           $2.84          $2.94        $(0.06)     $(0.96)      $(1.02)       $24.77
           12/31/2005     21.63          0.06            1.27           1.33         (0.11)         --        (0.11)        22.85
           12/31/2004     19.72          0.11            1.83           1.94         (0.03)         --        (0.03)        21.63
           12/31/2003     15.09          0.03            4.61           4.64         (0.01)         --        (0.01)        19.72
           12/31/2002     19.56          0.02           (4.48)         (4.46)        (0.01)         --        (0.01)        15.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     22.73          0.04            2.83           2.87         (0.01)      (0.96)       (0.97)        24.63
           12/31/2005     21.55            --(h)         1.27           1.27         (0.09)         --        (0.09)        22.73
           12/31/2004     19.70          0.09            1.79           1.88         (0.03)         --        (0.03)        21.55
           12/31/2003     16.08            --(h)         3.62           3.62            --          --           --         19.70
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.38%      $306,805      0.87%     0.87%         0.45%          42%
                 12/31/2005        6.16        311,913      0.86      0.86          0.26           38
                 12/31/2004        9.86        333,533      0.84      0.84          0.53           38
                 12/31/2003       30.76        325,035      0.84      0.84          0.20           38
                 12/31/2002      (22.81)       222,912      0.87      0.92          0.12           48
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.14          5,738      1.12      1.12          0.18           42
                 12/31/2005        5.90          4,231      1.11      1.11            --(h)        38
                 12/31/2004        9.56          2,966      1.10      1.10          0.47           38
                 12/31/2003       22.51            678      1.12      1.12          0.01           38
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) T. Rowe Price Growth Stock share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $0.01 or 0.01%.

                                      ATST
                       TRPGS-5 T. Rowe Price Growth Stock

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             ACLCV-1    American Century Large Company Value
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                              JNGR-1    Jennison Growth
                                             LMPAC-1    Legg Mason Partners All Cap (formerly, Salomon All Cap)
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TST-1    Transamerica Science & Technology (formerly, Great
                                                        Companies -- Technology(SM))

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for investors who seek long-term capital growth from his or her investment, are comfortable with the portfolio's short-term price volatility and the risks associated with the portfolio's investment strategy.

(AMERICAN CENTURY LOGO)    American Century Large Company Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth; income is a secondary goal. (CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, American Century Investment Management, Inc.
(ACIM), seeks to achieve this objective by investing principally in:

 - U.S. equity securities

The portfolio invests primarily in U.S. large-capitalization companies. The sub-adviser considers large-capitalization companies to be companies that comprise the Russell 1000(R) Index. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index.

The portfolio's sub-adviser looks for stocks of companies that it believes are undervalued at the time of purchase. The managers use a value investment strategy that looks for companies that are temporarily out of favor in the market. The managers attempt to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. The managers may sell stocks from the portfolio if they believe a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the portfolio managers look for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The managers may also consider whether the companies' securities have a favorable income paying history and whether income payments are expected to continue or increase.

The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep at least 80% of the portfolio's assets invested in large cap U.S. equity securities at all times regardless of the movement of stock prices generally. The sub-adviser defines equity securities to include common stock, preferred stock, and equity equivalent securities, such as convertible securities, stock futures contracts or stock index futures contracts.

When the managers believe it is prudent, the portfolio may invest a portion of its assets in foreign securities, debt securities of companies, debt obligations of governments and their agencies, and other similar securities. Futures contracts, a type of derivative security, may help the portfolio's cash assets remain liquid while performing more like stocks.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following principal investment risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

                                      ATST
                  ACLCV-1 American Century Large Company Value

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio

                                      ATST
                  ACLCV-2 American Century Large Company Value by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Standard & Poor's Composite Stock Price Index, is a widely recognized unmanaged index of market performance which is comprised of 500 widely held common stocks that measures the general performance of the market, and the secondary benchmark, Russell 1000(R) Value Index, is a widely recognized managed index of market performance which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth value. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (19.38)%

2003                    28.79%

2004                    13.91%

2005                     4.15%

2006                    19.68%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.21%  Quarter ended    6/30/03
Lowest:   (16.82)% Quarter ended    9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 LIFE OF
                              1 YEAR   5 YEARS    FUND*
                              ------   -------   -------
Initial Class                 19.68%     8.07%     6.08%
Service Class                 19.44%      N/A     16.52%
S&P 500 Composite Stock
  Price Index                 15.78%     6.19%     4.05%
Russell 1000(R) Value Index   22.25%    10.88%     8.66%

*   Initial Class shares commenced operations May 1,
    2001; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, this portfolio was named
    American Century Income & Growth, and the portfolio employed a different investment strategy.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.83%      0.83%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.90%      1.15%
Expense reduction(c)                         N/A        N/A
                                          ------------------
NET OPERATING EXPENSES                      0.90%      1.15%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.35%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized

                                      ATST
                  ACLCV-3 American Century Large Company Value portfolio operating expenses are less than 1.35% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 92     $287      $498      $1,108
Service Class                 $117     $365      $633      $1,398
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI) 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.835% of the first $250 million; 0.80% of assets over $250 million up to $400 million; 0.775% of assets over $400 million up to $750 million; and 0.70% in excess of $750 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.85% of the first $250 million; 0.80% over $250 million up to $500 million; 0.775% over $500 million up to $750 million; and 0.70% in excess of $750 million.

SUB-ADVISER: American Century Investment Management, Inc., American Century Tower, 4500 Main St., 14th Floor, Kansas City, MO 64111

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.425% of the first $250 million; 0.40% over $250 million up to $400 million; 0.35% over $400 million up to $750 million; and 0.30% in excess of $750 million.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $250 million; 0.40% over $250 million up to $500 million; 0.35% over $500 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.85% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

ACIM uses a team of portfolio managers and analysts to manage this portfolio. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the portfolio as they see fit, guided by the portfolio's investment objective and strategy.

The portfolio managers on the investment team are:

CHARLES A. RITTER, CFA, Vice President and Senior Portfolio Manager, joined ACIM in December 1998. Before joining ACIM, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's Degree in mathematics and a Master's Degree in economics from Carnegie

                                      ATST
                  ACLCV-4 American Century Large Company Value

Mellon University. He also has an M.B.A. from the University of Chicago.

BRENDAN HEALY, CFA, Vice President and Portfolio Manager, joined ACIM in April 2000 and has been a Portfolio Manager since February 2004. Before joining ACIM, he spent six years with UFAA as an equity analyst. He has a Bachelor's Degree in mechanical engineering from the University of Arizona and an M.B.A. from the University of Texas-Austin.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                  ACLCV-5 American Century Large Company Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.01         $0.19            $1.80          $1.99       $(0.30)     $(1.36)      $(1.66)       $11.34
           12/31/2005     11.06          0.18             0.26           0.44        (0.07)      (0.42)       (0.49)        11.01
           12/31/2004      9.81          0.17             1.18           1.35        (0.10)         --        (0.10)        11.06
           12/31/2003      7.64          0.12             2.08           2.20        (0.03)         --        (0.03)         9.81
           12/31/2002      9.48          0.06            (1.90)         (1.84)          --          --           --          7.64
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.00          0.17             1.80           1.97        (0.28)      (1.36)       (1.64)        11.33
           12/31/2005     11.07          0.15             0.26           0.41        (0.06)      (0.42)       (0.48)        11.00
           12/31/2004      9.82          0.17             1.16           1.33        (0.08)         --        (0.08)        11.07
           12/31/2003      7.90          0.08             1.85           1.93        (0.01)         --        (0.01)         9.82
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       19.68%      $173,206      0.92%     0.92%         1.72%          19%
                 12/31/2005        4.15        120,738      0.91      0.91          1.62           26
                 12/31/2004       13.91        185,445      0.97      0.97          1.67           86
                 12/31/2003       28.79         59,978      1.08      1.08          1.41           62
                 12/31/2002      (19.38)        34,898      1.40      1.54          0.76           94
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       19.44          3,073      1.17      1.17          1.49           19
                 12/31/2005        3.83          1,781      1.16      1.16          1.36           26
                 12/31/2004       13.61          1,947      1.22      1.22          1.66           86
                 12/31/2003       24.40            149      1.31      1.31          1.39           62
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) American Century Large Company Value share classes commenced operations as follows:
      Initial Class-May 1, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                  ACLCV-6 American Century Large Company Value

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - Long-term growth of capital and who can tolerate fluctuations inherent in stock investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(JENNISON ASSOCIATES LOGO)    Jennison Growth

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Jennison Associates LLC (Jennison), seeks to achieve the portfolio's objective by investing substantially all, but at least 65%, of its total assets in equity securities, principally common stocks, preferred stocks, warrants, rights and depository receipts, of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies.

Jennison uses a bottom-up approach, researching and evaluating individual companies, to manage the portfolio's investments. Jennison looks primarily at individual company fundamentals rather than at macro-economic factors to identify individual companies with earnings growth potential that may not be recognized by the market at large.

In selecting stocks for the portfolio, Jennison looks for companies with the following financial characteristics:

 - Superior absolute and relative earnings growth

 - Above average revenue and earnings per share growth

 - Sustainable or improving profitability

 - Strong balance sheets

Securities in which the portfolio invests have historically been more volatile than the S&P 500 Composite Stock Price Index (S&P 500). In addition, companies that have an earnings growth ratio higher than that of the average S&P 500 company tend to reinvest their earnings rather than distribute them, so the portfolio is not likely to receive significant dividend income on its investments. Jennison focuses on stocks of companies that have distinct attributes such as:

 - Strong market position with a defensible franchise

 - Unique marketing competency

 - Strong research and development leading to superior new product flow

 - Capable and disciplined management

Such companies generally trade at high prices relative to their current earnings. The portfolio may invest up to 20% of its assets in the securities of foreign issuers.

The portfolio may invest up to 35% of its total assets in equity-related securities of companies that are undergoing changes in management or product or changes in marketing dynamics that have not yet been reflected in reported earnings (but are expected to affect earnings in the intermediate term). These securities often are not widely known and are favorably valued.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuates in price, the value of your investments in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings

                                      ATST
                             JNGR-1 Jennison Growth
growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

MEDIUM-SIZED COMPANIES

Investing in medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, is a widely recognized, unmanaged index of market

                                      ATST
                             JNGR-2 Jennison Growth
performance comprised of approximately 92% of the large cap segment of the U.S. market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.81%

1998                     5.18%

1999                     4.79%

2000                   (11.58)%

2001                   (18.54)%

2002                   (30.74)%

2003                    28.77%

2004                     9.13%

2005                    13.79%

2006                     1.96%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   16.24%  Quarter ended  12/31/01
Lowest:   (19.36)% Quarter ended  9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                                               LIFE OF
                         1 YEAR   5 YEARS       FUND*
                         ------   --------   ------------
Initial Class             1.96%     2.46%        0.46%
Service Class             1.60%      N/A        12.16%
Russell 1000(R) Growth
  Index                   9.07%     2.69%        5.45%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Jennison Growth Portfolio of Endeavor Series Trust. Jennison has been the portfolio's sub-adviser since October 9, 2000. Prior to that date, a different sub-adviser managed the portfolio and the performance set forth prior to October 9, 2000 is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.94%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.94% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them.

                                      ATST
                             JNGR-3 Jennison Growth

Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $500 million; 0.70% over $500 million up to $1 billion; 0.675% over $1 billion up to $1.5 billion; and 0.65% in excess of $1.5 billion.

SUB-ADVISER: Jennison Associates LLC (Jennison), 466 Lexington Avenue, 18th Floor, New York, NY 10017

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $250 million; 0.35% over $250 million up to $500 million; 0.30% over $500 million up to $1 billion; 0.25% over $1 billion up to $1.5 billion; and 0.20% in excess of $1.5 billion.

For the purpose of calculating the sub-advisory fee, the average daily net assets will be determined on a combined basis with those of the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

MICHAEL A. DEL BALSO, SPIROS SEGALAS and KATHLEEN A. MCCARRAGHER are the portfolio managers of the portfolio. Mr. Del Balso generally has final authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment, and management of cash flows.

Mr. Del Balso joined Jennison in May 1972 and is a Managing Director of Jennison. He is also Jennison's Director of Research for Growth Equity. Mr. Del Balso graduated from Yale University in 1966 and received his M.B.A. from Columbia University in 1968. He is a member of The New York Society of Security Analysts, Inc.

Mr. Segalas was a founding member of Jennison in 1969 and is currently a Director, President and Chief Investment Officer of Jennison. He received his B.A. from Princeton University in 1955 and is a member of The New York Society of Security Analysts, Inc.

Ms. McCarragher joined Jennison in 1998 and is a Managing Director of Jennison. She is also Jennison's Head of Growth Equity. Prior to joining Jennison, she was employed at Weiss, Peck & Greer L.L.C. as a managing director and director of large cap growth equities for six years. Ms. McCarragher received her B.B.A. degree from the University of Wisconsin and her M.B.A. from Harvard University.

The portfolio managers are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio managers. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                             JNGR-4 Jennison Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.55         $0.01            $0.08          $0.09          $--      $(0.78)      $(0.78)        $7.86
           12/31/2005      8.01         (0.01)            1.07           1.06        (0.02)      (0.50)       (0.52)         8.55
           12/31/2004      7.34          0.01             0.66           0.67           --          --           --          8.01
           12/31/2003      5.70            --             1.64           1.64           --          --           --          7.34
           12/31/2002      8.23         (0.01)           (2.52)         (2.53)          --          --           --          5.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.51         (0.02)            0.08           0.06           --       (0.78)       (0.78)         7.79
           12/31/2005      7.98         (0.03)            1.06           1.03           --(h)    (0.50)       (0.50)         8.51
           12/31/2004      7.33          0.09             0.56           0.65           --          --           --          7.98
           12/31/2003      6.04         (0.02)            1.31           1.29           --          --           --          7.33
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.96%      $145,174      0.87%     0.87%         0.07%           78%
           12/31/2005       13.79        152,630      0.87      0.87         (0.14)           67
           12/31/2004        9.13        128,235      0.90      0.90          0.19            68
           12/31/2003       28.77        160,265      0.90      0.90         (0.04)          132
           12/31/2002      (30.74)       115,138      0.99      1.04         (0.10)           68
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        1.60            838      1.12      1.12         (0.21)           78
           12/31/2005       13.52            469      1.12      1.12         (0.41)           67
           12/31/2004        8.87            876      1.17      1.17          1.23            68
           12/31/2003       21.36            121      1.17      1.17         (0.36)          132
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Jennison Growth share classes commenced operations as follows:
      Initial Class-November 18, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004, and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Rounds to less than $ (0.01) per share.

                                      ATST
                             JNGR-5 Jennison Growth

---------------------
This portfolio may be appropriate for the investor who wants long-term growth of capital and who can tolerate fluctuations in his or her investment.
---------------------

(CLEARBRIDGE ADVISORS LOGO)    Legg Mason Partners All Cap

                      (formerly Salomon All Cap)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, ClearBridge Advisors, LLC (ClearBridge), seeks to achieve this objective by investing portfolio assets principally in common stocks and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies ClearBridge believes are undervalued in the marketplace. While ClearBridge selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small- to medium-sized companies when the manager believes smaller companies offer more attractive value opportunities. The portfolio may invest in non-dividend paying stocks.

ClearBridge employs a two-step stock selection process in its search for undervalued stocks of temporarily out-of-favor companies. First, ClearBridge uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, it looks for a positive catalyst in the company's near term outlook which ClearBridge believes will accelerate earnings or improve the value of the company's assets. ClearBridge also emphasizes companies in those sectors of the economy which it believes are undervalued relative to other sectors.

When evaluating an individual stock, ClearBridge looks for:

- Low market valuations measured by ClearBridge's valuation models.

- Positive changes in earnings prospects because of factors such as:

  - New, improved or unique products and services

  - New or rapidly expanding markets for the company's products

  - New management
  - Changes in the economic, financial, regulatory or political environment particularly affecting the company
  - Effective research, product development and marketing
  - A business strategy not yet recognized by the marketplace

While the portfolio invests principally in common stocks, the portfolio may, to a lesser extent, invest in derivatives, foreign securities (up to 25% of assets) and other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                       LMPAC-1 Legg Mason Partners All Cap

Because the portfolio's holdings may fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts (ADR's), Global Depositary Receipts (GDR's) and European Depositary Receipts (EDR's), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency value

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

PREFERRED STOCKS

Preferred stocks may include obligations to pay a stated dividend. Their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stock of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

                                      ATST
                       LMPAC-2 Legg Mason Partners All Cap

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by the market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2000                    18.30%

2001                     2.09%

2002                   (24.71)%

2003                    35.15%

2004                     9.14%

2005                     4.08%

2006                    18.56%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   17.20%  Quarter ended     6/30/03
Lowest:   (20.03)% Quarter ended     9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            18.56%     6.50%        8.83%
Service Class            18.29%      N/A        16.04%
Russell 3000(R) Index    15.72%     7.18%        3.44%

*   Initial Class shares commenced operations May 3,
    1999; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
                       LMPAC-3 Legg Mason Partners All Cap

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(A)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                          ------------------
TOTAL                                       0.88%      1.13%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.88%      1.13%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to extent such expenses exceed 0.90%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.90% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 90     $281      $488      $1,084
Service Class                 $115     $359      $622      $1,375
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% up to $500 million; and 0.675% in excess of $500 million.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: ClearBridge Advisors, LLC, 399 Park Avenue, New York, NY 10022.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million of average daily net assets; 0.50% over $20 up to $100 million; 0.40% over $100 million up to $500 million; and 0.35% in excess of $500 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.30% of the first $20 million; 0.50% over $20 million up to $100 million; and 0.40% in excess of $100 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

                                      ATST
                       LMPAC-4 Legg Mason Partners All Cap

PORTFOLIO MANAGERS:

JOHN J. GOODE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1969.

PETER J. HABLE, managing director of ClearBridge, has managed this portfolio since May 2002. He has been employed by ClearBridge (or its predecessor firms) since 1983.

ClearBridge is a recently organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. in December 2005. ClearBridge is a wholly owned subsidiary of Legg Mason, Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       LMPAC-5 Legg Mason Partners All Cap

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                    For a share outstanding throughout each period(a)
                      -------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $14.71         $0.18            $2.26          $2.44       $(0.16)     $(2.26)       $(2.42)        $14.73
         12/31/2005     14.22          0.10             0.48           0.58        (0.09)         --         (0.09)         14.71
         12/31/2004     13.06          0.07             1.12           1.19        (0.03)         --         (0.03)         14.22
         12/31/2003      9.70          0.04             3.36           3.40        (0.04)         --         (0.04)         13.06
         12/31/2002     13.06          0.06            (3.28)         (3.22)       (0.10)      (0.04)        (0.14)          9.70
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     14.68          0.15             2.25           2.40        (0.13)      (2.26)        (2.39)         14.69
         12/31/2005     14.21          0.06             0.48           0.54        (0.07)         --         (0.07)         14.68
         12/31/2004     13.08          0.06             1.10           1.16        (0.03)         --         (0.03)         14.21
         12/31/2003     10.13          0.01             2.94           2.95           --          --            --          13.08
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.56%      $370,692           0.88%              1.22%           15%
                 12/31/2005        4.08        379,373           0.86               0.68            33
                 12/31/2004        9.14        611,410           0.87               0.53            36
                 12/31/2003       35.15        599,732           0.86               0.32            17
                 12/31/2002      (24.71)       308,823           0.91               0.56           134
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.29         12,810           1.13               0.99            15
                 12/31/2005        3.81          8,680           1.11               0.44            33
                 12/31/2004        8.90          7,496           1.13               0.42            36
                 12/31/2003       29.12          1,239           1.12               0.14            17
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Legg Mason Partners All Cap share classes commenced operations as follows:
      Initial Class-May 3, 1999
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       LMPAC-6 Legg Mason Partners All Cap

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
For the investor who seeks long-term growth of capital and who can tolerate fluctuations inherent in stock investing.

(TRANSAMERICA LOGO)    Transamerica Science & Technology
                       (formerly, Great Companies -- Technology(SM))

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing in, under normal circumstances, at least 80% of its assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology. These companies may include, without limitation, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. TIM will seek to invest the portfolio's assets in equity securities that, in TIM's opinion, are trading at a material discount to intrinsic value.

In choosing securities, the portfolio managers take a fundamental and research driven approach to investing in growth stocks. The portfolio generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress in their operating history or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

The portfolio managers seek to identify the companies best positioned to benefit from change; generally those with superior business models, proven management teams and businesses that are producing substantial cash flow. Critical to the investment process is the identification of companies exhibiting the highest growth potential at the most attractive prices/valuations. TIM seeks to pay a fair price relative to a company's intrinsic business value and/or projected growth rate or relative to alternative investments within an industry.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter the portfolio may not have more than 25% of its total assets invested in any one issuer, and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SCIENCE AND TECHNOLOGY STOCKS

Securities of science and technology companies are strongly affected by worldwide scientific and technological developments and governmental policies, and, therefore, are generally dependent upon or associated with scientific technological issues. The entire value of the portfolio may decrease if technology related industries decline. Further, the prices of many science and technology companies have experienced considerable volatility in the past and may do so in the future.

                                      ATST
                     TST-1 Transamerica Science & Technology

HEALTH CARE SECTOR

Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete and are also often dependent on the developer's ability to receive patents from regulatory agencies and then to enforce them in the market. A health care company's valuation can often be based largely on the potential or actual performance of a limited number of products. A health care company's valuation can be greatly affected if one of its products proves unsafe, ineffective or unprofitable. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. As a result, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, or health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the return of broad measures of market performance, the Dow Jones US Technology Index, which measures the performance of the technology sector of the U.S. equity market, and the NASDAQ 100 Index, which tracks the 100 largest stocks listed on the NASDAQ Stock Market. Each index is a widely recognized unmanaged index of market performance. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

                                      ATST
                     TST-2 Transamerica Science & Technology

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

2001                   (36.94)%

2002                   (38.12)%

2003                    50.95%

2004                     8.06%

2005                     2.06%

2006                     1.01%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   34.92%  Quarter ended  12/31/01
Lowest:   (34.65)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                       1 YEAR    5 YEAR   LIFE OF FUND*
                       -------   ------   -------------
Initial Class             1.01%    0.80%     (11.51)%
Service Class             0.76%     N/A       10.88%
Dow Jones US
  Technology Index       10.10%    1.41%     (11.17)%
NASDAQ 100 Index(2)       6.79%    2.19%     (10.83)%

*   Initial Class shares commenced operations May 1,
    2000; Service Class shares commenced operations May 1, 2003.

(1) Prior to August 1, 2006, a different sub-adviser managed this portfolio and prior to October 27, 2006, it used different investment strategies; the performance set forth prior to that date is attributable to that sub-adviser.
(2) This index served as the portfolio's benchmark prior to October 27, 2006. The Dow Jones US Technology Index was added to make more meaningful comparisons of the portfolio's performance relative to the strategy it employs.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.78%      0.78%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.85%      1.10%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.85%      1.10%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.98%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.98% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 87     $271      $471      $1,049
Service Class                 $112     $350      $606      $1,340
------------------------------------------------------------------

                                      ATST
                     TST-3 Transamerica Science & Technology

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.78% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.30% of over $250 million up to $500 million; and 0.25% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM (Lead Portfolio Manager) is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for the Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica and then returned to Transamerica as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

JOSHUA D. SHASKAN, CFA, is Principal and Portfolio Manager at TIM. He manages accounts in the small and small/mid cap growth equity disciplines. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Shaskan served as an Investment Specialist for Wells Fargo Securities. He earned an M.B.A. from UCLA and has 13 years of investment experience.

JEFFREY J. HOO, CFA, is Principal and Portfolio Manager at TIM. Mr. Hoo manages sub-advised funds and institutional separate accounts in the micro cap equity discipline. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Hoo worked at Sony Pictures Entertainment and KPMG Peat Marwick. Mr. Hoo earned a B.A. from Duke University and an M.B.A. from UCLA.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TST-4 Transamerica Science & Technology

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $4.36        $(0.01)          $0.02          $0.01        $  --       $(0.34)      $(0.34)        $4.03
           12/31/2005      4.29         (0.01)           0.10           0.09        (0.02)          --        (0.02)         4.36
           12/31/2004      3.97          0.02            0.30           0.32           --           --           --          4.29
           12/31/2003      2.63         (0.02)           1.36           1.34           --           --           --          3.97
           12/31/2002      4.25         (0.03)          (1.59)         (1.62)          --           --           --          2.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      4.34         (0.02)           0.02             --           --        (0.34)       (0.34)        $4.00
           12/31/2005      4.28         (0.02)           0.09           0.07        (0.01)          --        (0.01)         4.34
           12/31/2004      3.97          0.02            0.29           0.31           --           --           --          4.28
           12/31/2003      3.00         (0.02)           0.99           0.97           --           --           --          3.97
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                           Net       Ratio of Expenses
                                         Assets,        to Average       Net Investment
            For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
             Period        Total         Period      -----------------     to Average     Turnover
            Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        1.01%      $135,878      0.85%     0.85%        (0.33)%         93%
           12/31/2005        2.06        153,247      0.88      0.88         (0.22)          91
           12/31/2004        8.06        209,049      0.85      0.85          0.38           35
           12/31/2003       50.95        213,164      0.87      0.87         (0.57)          40
           12/31/2002      (38.12)        53,434      1.00      1.01         (0.79)          86
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        0.76          2,504      1.10      1.10         (0.59)          93
           12/31/2005        1.86          2,251      1.13      1.13         (0.47)          91
           12/31/2004        7.56          2,324      1.15      1.15          0.48           35
           12/31/2003       32.33            740      1.12      1.12         (0.83)          40
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Science & Technology commenced operations on:
      Initial Class-May 1, 2000
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                     TST-5 Transamerica Science & Technology

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                                TB-1    Transamerica Balanced
                                               TCS-1    Transamerica Convertible Securities
                                                TE-1    Transamerica Equity
                                               TGO-1    Transamerica Growth Opportunities
                                               TMM-1    Transamerica Money Market
                                             TSMCV-1    Transamerica Small/Mid Cap Value
                                             TUSGS-1    Transamerica U.S. Government Securities
                                               TVB-1    Transamerica Value Balanced

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                                   Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

----------------------
This portfolio may be appropriate for the investor who seeks long-term total returns that balance capital growth and current income.

----------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve the portfolio's objective by investing principally 60% to 70% of the portfolio's total assets in common stocks with the remaining 30% to 40% of the portfolio's assets primarily invested in high quality bonds with maturities of less than 30 years. TIM may also invest in cash or cash equivalents such as money market funds and other short-term investment instruments. This requires the managers of each of the stock and bond portions of the portfolio to be flexible in managing the portfolio's assets. At times, TIM may shift portions held in bonds and stocks according to business and investment conditions. However, at all times the portfolio will hold at least 25% of its assets in non-convertible fixed income securities.

To achieve its goal, the portfolio invests in a diversified portfolio of common stocks, bonds, money market instruments and other short-term debt securities issued by companies of all sizes. TIM's equity and fixed-income management teams work together to build a portfolio of performance-oriented stocks combined with bonds that TIM considers of good credit quality purchased at favorable prices.

TIM uses a "bottom up" approach to investing. It studies industry and economic trends, but focuses on researching individual issuers. The portfolio is constructed one security at a time. Each issuer passes through a research process and stands on its own merits as a viable investment in TIM's opinion.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

Equity Investments - TIM uses an intrinsic value discipline in selecting securities, based on strong earnings and cash flows to foster future growth, with the goal of producing a long-term above-average rate of return. In projecting free cash flows and determining earnings potential, TIM uses multiple factors such as:

 - The quality of the management team;

 - The company's ability to earn returns on capital in excess of the cost of capital;

 - Competitive barriers to entry; and

 - The financial condition of the company.

TIM takes a long-term approach to investing and views each investment in a company as owning a piece of the business.

Fixed-Income Investments - TIM's bond management team seeks out bonds with credit strength of the quality that could warrant higher ratings, which, in turn, could lead to higher valuations. To identify these bonds, the bond research team performs in-depth income and credit analysis on companies issuing bonds under consideration for the portfolio. It also compiles bond price information from many different bond markets and evaluates how these bonds can be expected to perform with respect to recent economic developments. The team leader analyzes this market information daily and negotiates each trade.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

                                      ATST
                           TB-1 Transamerica Balanced

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the S&P 500 Composite Stock Price Index, which is comprised of 500 widely held common stocks that measures the general performance of the market, and the Lehman Brothers U.S. Government/ Credit Index, which is comprised of domestic fixed income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                           TB-2 Transamerica Balanced

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                   13.90%

2004                   11.16%

2005                    7.96%

2006                    9.12%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   7.78%  Quarter ended  12/31/04
Lowest:   (1.44)% Quarter ended   3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year Ended December 31, 2006)

                                1 YEAR    LIFE OF FUND*
                                ------    -------------
Initial Class                    9.12%         7.72%
Service Class                    8.74%        10.48%
S&P 500 Composite Stock Price
  Index                         15.78%         8.02%
Lehman Brothers U.S.
  Government/Credit Index        3.78%         5.22%

 *  Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and the portfolio had a different investment style; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.40%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.40% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

                                      ATST
                           TB-3 Transamerica Balanced

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; 0.70% over $500 million up to $1.5 billion; and 0.625% in excess of $1.5 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $500 million; 0.30% over $500 million up to $1.5 billion; and 0.25% over $1.5 billion, less 50% of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

HEIDI Y. HU, CFA, Principal, Managing Director and Portfolio Manager at TIM, is the Lead Fixed Income Manager of the portfolio. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                           TB-4 Transamerica Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.63         $0.16           $0.88          $1.04        $(0.12)     $(0.30)      $(0.42)       $12.25
         12/31/2005     11.77          0.14            0.74           0.88         (0.16)      (0.86)       (1.02)        11.63
         12/31/2004     10.79          0.16            1.02           1.18         (0.13)      (0.07)       (0.20)        11.77
         12/31/2003      9.49          0.13            1.19           1.32         (0.02)          -        (0.02)        10.79
         12/31/2002     10.00          0.07           (0.58)         (0.51)            -           -            -          9.49
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.61          0.13            0.87           1.00         (0.10)      (0.30)       (0.40)        12.21
         12/31/2005     11.77          0.11            0.74           0.85         (0.15)      (0.86)       (1.01)        11.61
         12/31/2004     10.79          0.14            1.01           1.15         (0.10)      (0.07)       (0.17)        11.77
         12/31/2003      9.73          0.08            0.98           1.06             -           -            -         10.79
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.12%       $71,949      0.89%     0.89%         1.32%           47%
                 12/31/2005        7.96         61,698      0.94      0.94          1.17            50
                 12/31/2004       11.16         62,934      0.96      0.96          1.45           128
                 12/31/2003       13.90         61,419      1.15      1.15          1.31            65
                 12/31/2002       (5.10)        37,233      1.40      1.59          1.08            42
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        8.74          9,672      1.14      1.14          1.11            47
                 12/31/2005        7.79          3,791      1.19      1.19          0.91            50
                 12/31/2004       10.88          2,457      1.19      1.19          1.31           128
                 12/31/2003       10.93            591      1.38      1.38          1.14            65
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Balanced share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Ratio of Net Expenses to Average Net Assets is net of advisory fee waivers, if any.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before advisory fee waivers.

(f) Annualized.

(g) Not annualized.

                                      ATST
                           TB-5 Transamerica Balanced

---------------------
This portfolio may be appropriate for the investor who seeks current income enhanced by the potential for capital growth, and is willing to tolerate fluctuation in principal value caused by changes in interest rates.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Convertible Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks maximum total return through a combination of current income and capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve this objective by investing principally in:

 - Convertible securities

In seeking its investment objective, TIM will normally invest at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. TIM may also invest the portfolio's assets in other types of securities, including common stock.

TIM may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers.

In buying and selling securities for the portfolio, TIM relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, industry position, and economic market conditions. Factors considered include growth potential, earnings estimates, and quality of management.

TIM may use various techniques, such as buying and selling futures contracts, to increase or decrease the portfolio's exposure to changing security prices or other factors that affect security values.

The portfolio may also invest in other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary risks:

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying stock.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

                                      ATST
                    TCS-1 Transamerica Convertible Securities

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-advisor, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Merrill Lynch All U.S. Convertibles Index, is a widely recognized unmanaged index of market performance, which is a market capitalization-weighted index of domestic corporate convertible securities that are convertible to common stock only. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

                                      ATST
                    TCS-2 Transamerica Convertible Securities

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                                     23.66%

2004                                     13.18%

2005                                      3.88%

2006                                     10.90%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  11.64%  Quarter ended  6/30/03
Lowest:   (4.09)% Quarter ended  3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR    LIFE OF FUND*
                                 ------    -------------
Initial Class                    10.90%         9.11%
Service Class                    10.65%        11.89%
Merrill Lynch All U.S.
  Convertibles Index             12.83%         8.89%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.73%      0.73%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.78%      1.03%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.78%      1.03%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.25%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.25% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 80     $249      $433      $  966
Service Class                 $105     $328      $569      $1,259
------------------------------------------------------------------

                                      ATST
                    TCS-3 Transamerica Convertible Securities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $250 million; and 0.70% in excess of $250 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.35% of the portfolio's average daily net assets, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.73% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

KIRK J. KIM, Lead Portfolio Manager, is Principal and Portfolio Manager at TIM. Mr. Kim manages sub-advised funds and institutional separate accounts in the convertible bond discipline. Prior to joining TIM's predecessor in 1997, he worked as a securities analyst for The Franklin Templeton Group. Mr. Kim holds a B.S. in finance from the University of Southern California.

PETER O. LOPEZ is Principal and Portfolio Manager at TIM. Mr. Lopez also manages institutional accounts in the fixed-income discipline. Prior to joining TIM in 2003, he was Managing Director at Centre Pacific, LLC. Mr. Lopez also previously served as Senior Fixed Income Analyst for Transamerica Investment Services from 1997-2000. He holds an M.B.A. in finance and accounting from The University of Michigan and received a B.A. in economics from Arizona State University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                    TCS-4 Transamerica Convertible Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.20         $0.15            $1.05          $1.20       $(0.19)     $(0.18)      $(0.37)       $12.03
         12/31/2005     12.24          0.22             0.19           0.41        (0.27)      (1.18)       (1.45)        11.20
         12/31/2004     11.51          0.24             1.16           1.40        (0.23)      (0.44)       (0.67)        12.24
         12/31/2003      9.32          0.31             1.89           2.20        (0.01)         --        (0.01)        11.51
         12/31/2002     10.00          0.17            (0.85)         (0.68)          --          --           --          9.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     11.17          0.12             1.04           1.16        (0.17)      (0.18)       (0.35)        11.98
         12/31/2005     12.24          0.19             0.18           0.37        (0.26)      (1.18)       (1.44)        11.17
         12/31/2004     11.50          0.20             1.18           1.38        (0.20)      (0.44)       (0.64)        12.24
         12/31/2003      9.86          0.18             1.46           1.64           --          --           --         11.50
---------------------------------------------------------------------------------------------------------------------------------

                                                              Ratios/Supplemental Data
                                             ----------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of       Net Investment
                  For the                      End of         Expenses       Income (Loss)    Portfolio
                   Period        Total         Period        to Average        to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Net Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006     10.90%        $429,852          0.78%             1.26%           64%
                 12/31/2005       3.88         314,353          0.79              1.95            85
                 12/31/2004      13.18         351,386          0.84              2.04           138
                 12/31/2003      23.66         380,387          0.84              2.88           139
                 12/31/2002      (6.80)         82,148          1.08              2.73            72
-------------------------------------------------------------------------------------------------------
Service Class    12/31/2006      10.65          14,065          1.03              1.01            64
                 12/31/2005       3.54          10,710          1.04              1.65            85
                 12/31/2004      12.99           6,006          1.10              1.72           138
                 12/31/2003      16.69             883          1.09              2.41           139
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Convertible Securities share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                    TCS-5 Transamerica Convertible Securities

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who is a long-term investor and can tolerate volatility.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Growth Opportunities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing principally in:

 - Equity securities such as common stocks, preferred stocks, rights, warrants and securities convertible into or exchangeable for common stocks of small and medium capitalization companies

TIM generally invests at least 65% of the portfolio's assets in a diversified portfolio of equity securities. The companies issuing these securities are companies with small- and medium-sized market capitalization whose market capitalization or annual revenues are no more than $10 billion at the time of purchase.

TIM selects stocks that are issued by U.S. companies which, in its opinion, show:

 - Strong potential for steady growth

 - High barriers to competition

It is the opinion of TIM that companies with smaller- and medium-sized capitalization levels are less actively followed by security analysts and therefore they may be undervalued, providing strong opportunities for a rise in value.

While the portfolio invests principally in equity securities, TIM may also, to a lesser extent, invest in debt securities or other securities and investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

This portfolio is subject to the following primary risks:

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from the factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the fund will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligations to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the

                                      ATST
                     TGO-1 Transamerica Growth Opportunities
conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company.

Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(MONEY ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year and how the portfolio's average total returns for different periods compare to the return of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have a higher expense (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                     TGO-2 Transamerica Growth Opportunities

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2002                   (14.31)%

2003                    31.21%

2004                    16.63%

2005                    16.23%

2006                     5.10%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   15.45%  Quarter ended   6/30/03
Lowest:   (16.80)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEAR    LIFE OF FUND*
                         ------   -------   -------------
Initial Class             5.10%     9.88%       10.83%
Service Class             4.90%      N/A        17.36%
Russell Midcap(R)
  Growth Index           10.66%     8.23%        5.52%

 *  Initial Class shares commenced operations May 2,
    2001; Service Class shares commenced operations May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc., which employed different strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.77%      0.77%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                           ------------------
TOTAL                                       0.84%      1.09%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.84%      1.09%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.15%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.15% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 86     $268      $466      $1,037
Service Class                 $111     $347      $601      $1,329
------------------------------------------------------------------

                                      ATST
                     TGO-3 Transamerica Growth Opportunities

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

INVESTMENT ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.75% over $250 million up to $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $100 million; and 0.35% in excess of assets over $100 million, less 50% of any amount reimbursed to the portfolio by the TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.77% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EDWARD S. HAN, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages sub-advised funds and institutional separate accounts in the mid growth equity discipline and is a member of the Large Growth team. Prior to joining TIM's predecessor in 1998, he was a Vice President of Corporate Banking at Bank of America. Mr. Han holds an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia and received his B.A. in economics from the University of California at Irvine.

JOHN J. HUBER, CFA, co-portfolio manager, is Principal and Portfolio Manager at TIM. He also manages institutional separate accounts in the mid growth equity discipline. Mr. Huber's analytical responsibilities include covering the Financial Services, Producer Durables, Autos and Transportation, and Materials and Processing sectors. He joined TIM in 2005 when the firm acquired Westcap Investors, LLC. Prior to Westcap, Mr. Huber was a Senior Associate at Wilshire Associates and an Information Technology Consultant at Arthur Andersen. He earned a B.A. from Columbia University and an M.B.A. from University of California, Los Angeles.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                     TGO-4 Transamerica Growth Opportunities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $15.69         $0.01           $0.76          $0.77        $(0.04)     $(0.42)      $(0.46)       $16.00
         12/31/2005     14.66          0.04            2.18           2.22            --       (1.19)       (1.19)        15.69
         12/31/2004     12.57            --(f)         2.09           2.09            --          --           --         14.66
         12/31/2003      9.58         (0.02)           3.01           2.99            --          --           --         12.57
         12/31/2002     11.18         (0.05)          (1.55)         (1.60)           --          --           --          9.58
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     15.59         (0.03)           0.75           0.72         (0.01)      (0.42)       (0.43)        15.88
         12/31/2005     14.61            --(f)         2.17           2.17            --       (1.19)       (1.19)        15.59
         12/31/2004     12.54         (0.04)           2.11           2.07            --          --           --         14.61
         12/31/2003      9.87         (0.02)           2.69           2.67            --          --           --         12.54
---------------------------------------------------------------------------------------------------------------------------------

                                                             Ratios/Supplemental Data
                                             ---------------------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)    Portfolio
                   Period        Total         Period        to Average       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        5.10%      $478,963          0.84%            0.05%          68%
                 12/31/2005       16.23        445,761          0.86             0.30           44
                 12/31/2004       16.63        416,126          0.88               --(f)        63
                 12/31/2003       31.21        242,433          0.90            (0.16)          23
                 12/31/2002      (14.31)        95,613          1.12            (0.49)          14
------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        4.90         16,847          1.09            (0.20)          68
                 12/31/2005       15.93         14,980          1.11             0.03           44
                 12/31/2004       16.51          7,545          1.14            (0.31)          63
                 12/31/2003       27.05            619          1.15            (0.22)          23
------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Growth Opportunities share classes commenced operations as follows:
      Initial Class-May 2, 2001
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Amount rounds to less than $0.01 or 0.01%.

                                      ATST
                     TGO-5 Transamerica Growth Opportunities

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for long-term investors who are able to tolerate the volatility that exists with investing in small/mid-sized company stocks.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Small/Mid Cap Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize total return.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), seeks to achieve this objective by investing, under normal conditions, at least 80% of its assets in small- and mid-cap equity securities of domestic companies. The portfolio defines small- and mid-cap equities as companies whose market capitalization falls within the range of $100 million to $8 billion.

The portfolio generally will invest in small- and mid-cap equities with valuation characteristics including low price/earnings, price/book, and price/cash flow ratios. These characteristics are evaluated based upon a proprietary analysis of normalized levels of profitability. TIM's security selection process favors companies with above-average normalized net margins, returns on equity, returns on assets, free cash flow generation and revenue and earnings growth rates. Trends in balance sheet items including inventories, account receivables, and payables are scrutinized as well. TIM also reviews the company's products/services, market position, industry condition, financial and accounting policies and quality of management. Securities of issuers that possess the greatest combination of the aforementioned attributes are then prioritized as candidates for purchase.

Although the portfolio will invest primarily in publicly traded U.S. securities, it will be able to invest up to 10% of its total assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a failing market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs), and European Depositary Receipts
(EDRs), involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

                                      ATST
                    TSMCV-1 Transamerica Small/Mid Cap Value

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A." of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 2500(R) Value Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)

                                      ATST
                    TSMCV-2 Transamerica Small/Mid Cap Value


1997                    25.56%

1998                    (2.18)%

1999                    29.39%

2000                    11.02%

2001                    28.79%

2002                   (39.46)%

2003                    90.83%

2004                    16.35%

2005                    13.56%

2006                    18.05%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   44.49%  Quarter ended  12/31/01
Lowest:   (33.09)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               18.05%    12.50%    15.14%
Service Class               17.82%      N/A     17.43%
Russell 2500(R) Value
  Index                     20.18%    15.53%    13.71%

 *  Service Class shares commenced operations on May 1,
    2004.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus Small Cap Value Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2004.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.89%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.89% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $500 million; 0.75% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.375% of the first $500 million; and 0.325% of assets in excess of $500 million, less 50% of any amount reimbursed
                                      ATST
                    TSMCV-3 Transamerica Small/Mid Cap Value to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                    TSMCV-4 Transamerica Small/Mid Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                      For a share outstanding throughout each year(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions    of Year
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.33         $0.19            $2.94         $3.13        $(0.18)     $(1.70)      $(1.88)       $19.58
           12/31/2005     16.94          0.16             2.11          2.27         (0.08)      (0.80)       (0.88)        18.33
           12/31/2004     14.56          0.07             2.31          2.38            --          --           --         16.94
           12/31/2003      7.63         (0.05)            6.98          6.93            --          --           --         14.56
           12/31/2002     15.72         (0.05)           (6.24)        (6.29)           --       (1.80)       (1.80)         7.63
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.26          0.14             2.94          3.08         (0.16)      (1.70)       (1.86)        19.48
           12/31/2005     16.92          0.15             2.06          2.21         (0.07)      (0.80)       (0.87)        18.26
           12/31/2004     14.71          0.10             2.11          2.21            --          --           --         16.92
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.05%      $409,879      0.86%     0.86%         0.98%           24%
                 12/31/2005       13.56        407,351      0.86      0.86          0.92            33
                 12/31/2004       16.35        421,079      0.84      0.84          0.48           139
                 12/31/2003       90.83        360,057      0.88      0.88(h)      (0.49)          140
                 12/31/2002      (39.46)       224,359      0.91      1.19         (0.45)          133
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       17.82         15,822      1.11      1.11          0.73            24
                 12/31/2005       13.26         10,717      1.11      1.11          0.82            33
                 12/31/2004       15.02          1,443      1.11      1.11          0.94           139
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Small/Mid Cap Value share classes commenced operations as follows:
      Initial Class-May 4, 1993
      Service Class-May 3, 2004

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) Ratios of Total Expenses to Average Net Assets and Net Expenses to Average Net Assets are inclusive of recaptured expenses by the investment advisor, if any. The impact of recaptured expenses was 0.04% for Initial Class.

                                      ATST
                    TSMCV-5 Transamerica Small/Mid Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks:
 - A conservative investment
 - Long-term total return from dividend and capital growth of primarily U.S. government securities.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica U.S. Government

Securities

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), invests, under normal circumstances, at least 80% of its assets in U.S. government securities. These securities include:

 - U.S. Treasury obligations

 - Obligations issued by or guaranteed by U.S. government agencies or government-sponsored entities

 - Mortgage-backed securities guaranteed by Ginnie Mae or other U.S. government agencies or government-sponsored entities such as Sallie Mae or Fannie Mae

 - Collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by the U.S. government or its agencies and government-sponsored entities

The average weighted maturity for these U.S. government security obligations will generally range from three to seven years.

The portfolio may invest the remaining portion of its assets in:

 - Investment grade corporate bonds

 - Short-term corporate debt securities

 - Non-mortgage-backed securities such as motor vehicle installment purchase obligations, credit card receivables, corporate convertible and non-convertible fixed and variable rate bonds

 - High yield debt securities (up to 20% of the portfolio's total assets) so long as they are consistent with the portfolio's objective (The weighted average maturity of such obligations will generally range from two to ten years.)

 - High quality money-market securities

 - Debt securities (up to 20% of the portfolio's total assets), including securities denominated in foreign currencies, of foreign issuers (including foreign governments) in developed countries

 - U.S. dollar-denominated obligations issued by foreign branches of U.S. banks and domestic branches of foreign banks (up to 20% of the portfolio's total assets)

 - Zero-coupon bonds

The portfolio invests in debt obligations that the sub-adviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. In choosing securities, the sub-adviser uses a combination of quantitative and fundamental research, including analysis of the credit worthiness of issuers and the rates of interest offered by various issuers.

The portfolio's sub-adviser may also engage in options and futures transactions and interest rate swap transactions to efficiently manage the portfolio's interest rate exposure, as well as to hedge the portfolio's investment against adverse changes in interest rates. The portfolio may also enter into credit default swap transactions in an attempt to manage portfolio risk. The portfolio may also purchase securities on a when-issued, delayed delivery or forward commitment basis.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may by unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt

                                      ATST
                 TUSGS-1 Transamerica U.S. Government Securities securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured.

The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterpart to a derivative contract, is unable or unwilling to meet its financial obligations.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than the portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

High-yield securities are not generally meant for short-term investing.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

                                      ATST
                 TUSGS-2 Transamerica U.S. Government Securities

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

CURRENCY

When the portfolio invests in securities denominated in foreign securities, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information. (SAI) The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Lehman Brothers U.S. Government Securities Index, is a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. Absent any limitation of portfolio expenses,

                                      ATST
                 TUSGS-3 Transamerica U.S. Government Securities performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    9.15%

1998                    7.38%

1999                   (0.87)%

2000                   10.16%

2001                    5.10%

2002                    5.81%

2003                    2.95%

2004                    3.30%

2005                    2.23%

2006                    3.27%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   3.70%  Quarter   9/30/06
Lowest:   (2.83)% Quarter   6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                             1 YEAR   5 YEARS   OF FUND*
                             ------   -------   ---------
Initial Class                 3.27%    3.50%      4.80%
Service Class                 3.06%     N/A       2.35%
Lehman Brothers U.S.
  Government Securities
  Index                       3.48%    4.64%      6.02%

 *  Service Class shares commenced operations May 1,
    2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history and performance of the predecessor portfolio, Dreyfus U.S. Government Securities Portfolio of Endeavor Series Trust. TIM has been the portfolio's sub-adviser since May 1, 2002.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.55%      0.55%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.62%      0.87%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.62%      0.87%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.63%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.63% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The

                                      ATST
                 TUSGS-4 Transamerica U.S. Government Securities figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $63      $199      $346      $  774
Service Class                 $89      $278      $482      $1,073
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.55% of the portfolio's average daily net assets.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.55% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DEREK S. BROWN, CFA, is Portfolio Manager at TIM. Mr. Brown manages mutual funds, sub-advised funds and institutional accounts in the fixed-income discipline. Prior to joining TIM in 2005, he served in the portfolio management and fixed income trading departments at Bradford & Marzec, Inc. Mr. Brown also previously worked in the trading departments of Back Bay Advisors and The Boston Company Asset Management. He holds an M.B.A. from Boston College and received a B.A. in Communications Studies from University of Maine.

HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.S. in Economics from Lewis & Clark College.

GREG D. HAENDEL, CFA, is Senior Securities Analyst, Fixed-Income at TIM. Prior to joining TIM in 2003, he worked as a high-yield intern for Metropolitan West Asset Management, as a fixed-income intern for Lehman Brothers in London, as a mortgage-backed portfolio manager for Co-Bank in Colorado, and as a global debt analyst for Merrill Lynch in New York. Mr. Haendel holds an M.B.A. in Finance and Accounting from The Anderson School at UCLA and received a B.A. in Economics from Amherst College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Mangers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 TUSGS-5 Transamerica U.S. Government Securities

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $11.94         $0.52           $(0.14)        $0.38        $(0.44)     $(0.02)      $(0.46)       $11.86
         12/31/2005     12.32          0.43            (0.15)         0.28         (0.50)      (0.16)       (0.66)        11.94
         12/31/2004     12.42          0.40             0.00          0.40         (0.44)      (0.06)       (0.50)        12.32
         12/31/2003     12.32          0.36            (0.01)         0.35         (0.25)         --        (0.25)        12.42
         12/31/2002     11.89          0.42             0.26          0.68         (0.25)         --        (0.25)        12.32
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     12.18          0.51            (0.14)         0.37         (0.44)      (0.02)       (0.46)        12.09
         12/31/2005     12.53          0.41            (0.16)         0.25         (0.44)      (0.16)       (0.60)        12.18
         12/31/2004     12.64          0.37            (0.01)         0.36         (0.41)      (0.06)       (0.47)        12.53
         12/31/2003     12.58          0.38            (0.29)         0.09         (0.03)         --        (0.03)        12.64
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.27%       $164,070      0.62%     0.62%         4.41%           184%
                 12/31/2005       2.23         186,335      0.67      0.67          3.50             92
                 12/31/2004       3.30         211,847      0.72      0.72          3.19             82
                 12/31/2003       2.95         275,208      0.69      0.69          2.89            124
                 12/31/2002       5.81         284,569      0.71      0.71          3.50            379
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.06           8,572      0.87      0.87          4.27            184
                 12/31/2005       1.98           7,558      0.92      0.92          3.27             92
                 12/31/2004       2.90           5,250      0.97      0.97          2.97             82
                 12/31/2003       0.68           1,421      0.96      0.96          4.53            124
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica U.S. Government Securities share classes commenced operations as follows:
      Initial Class-May 13, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment advisor, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

                                      ATST
                 TUSGS-6 Transamerica U.S. Government Securities

---------------------
This portfolio may be appropriate for the investor who wants a combination of capital growth and income, and who is comfortable with the risks associated with an actively traded portfolio which shifts assets between equity and debt.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Value Balanced

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks preservation of capital and competitive investment returns.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC, (TIM) seeks to achieve the portfolio's investment objective by investing principally in:

 - Income-producing common and preferred stocks

 - Debt obligations of U.S. issuers, some of which will be convertible into common stocks

 - U.S. Treasury bonds, notes and bills

 - Money market instruments

 - Covered call options and put options

In selecting stocks, TIM focuses on quality, liquid, large-capitalization stocks, using a "bottom-up" screening process to identify stocks that are statistically undervalued. TIM's ultimate goal is to choose stocks whose price has been driven down by a market that has "over-reacted" to perceived risks. With this approach, the portfolio seeks to achieve a dividend income yield higher than that of the Russell 1000(R) Value Index, a widely recognized unmanaged index of market performance. It seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

TIM will seek to enhance returns in rising stock markets by increasing its allocation to equity, then protect itself in falling stock markets by reducing equity exposure and shifting into fixed-income investments, as well as into money market funds.

The portfolio will hold at least 25% of its assets in fixed-income securities at all times.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                        TVB-1 Transamerica Value Balanced
long time, or that a stock judged to be undervalued may actually be appropriately priced.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Rights include:

 - Inaccurate market predictions which may result in losses instead of gains

 - Prices may not match, so the benefits of the transaction might be diminished and the fund may incur substantial losses

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Russell 1000(R) Value Index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values; and the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    16.59%

1998                     8.33%

1999                    (5.64)%

2000                    17.55%

2001                     2.16%

2002                   (13.82)%

2003                    20.16%

2004                     9.96%

2005                     6.59%

2006                    15.27%

                                      ATST
                        TVB-2 Transamerica Value Balanced

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.05%        Quarter ended  6/30/03
Lowest:   (12.82)%       Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                 OR LIFE
                            1 YEAR    5 YEARS   OF FUND*
                            ------    -------   ---------
Initial Class               15.27%     6.95%       7.19%
Service Class               15.04%       N/A      12.65%
Russell 1000(R) Value
  Index                     22.25%    10.88%      11.01%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%       6.24%
Lehman Brothers
  Intermediate U.S.
  Government/Credit
  Index(1)                   4.08%     4.54%       5.81%

*   Service Class shares commenced operations May 1,
    2003.
(1) This index previously served as the portfolio's secondary benchmark. The new index was added to make more meaningful comparisons of the portfolio's performance relative to its investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                            CLASS OF SHARES
                                           INITIAL    SERVICE
-------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.08%      0.08%
                                           ------------------
TOTAL                                       0.83%      1.08%
Expense reduction(c)                        0.00%      0.00%
                                           ------------------
NET OPERATING EXPENSES                      0.83%      1.08%
-------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 85     $265      $460      $1,025
Service Class                 $110     $343      $595      $1,317
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.65% over $500 million up to $1 billion; and 0.60% in excess of $1 billion.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

                                      ATST
                        TVB-3 Transamerica Value Balanced

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; 0.325% over $500 million up to $1 billion; and 0.30% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

EQUITY PORTFOLIO MANAGER: MICHELLE E. STEVENS, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She manages sub-advised funds and institutional separate accounts in the small and small/mid value equity disciplines. Prior to joining TIM in 2001, Ms. Stevens served as Vice President and Director of small, mid, and flex cap investing for Dean Investment Associates. Ms. Stevens holds an M.B.A. from the University of Cincinnati and received her B.A. in economics from Wittenberg University.

EQUITY PORTFOLIO MANAGER: JOHN C. RIAZZI, CFA, is Principal, Managing Director and Portfolio Manager at TIM. Mr. Riazzi manages sub-advised funds and separate accounts in the value discipline. Prior to joining TIM in 2001, he was President and Chief Investment Officer for Dean Investment Associates, and while at Dean, served as Portfolio Manager of Dean Asset Allocation since November 1, 1999. Mr. Riazzi holds a B.A. in economics from Kenyon College.

FIXED-INCOME PORTFOLIO MANAGER: HEIDI Y. HU, CFA, is Principal, Managing Director and Portfolio Manager at TIM. She also manages sub-advised funds and institutional separate accounts in the balanced and fixed-income disciplines. Prior to joining TIM in 1998, Ms. Hu was Portfolio Manager for Arco Investment Management Company. She holds an M.B.A. from the University of Chicago and received her B.A. in economics from Lewis & Clark College.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        TVB-4 Transamerica Value Balanced

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                        Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $12.88         $0.36           $1.52          $1.88        $(0.35)     $(0.53)      $(0.88)        $13.88
         12/31/2005     13.48          0.31            0.51           0.82         (0.36)      (1.06)       (1.42)         12.88
         12/31/2004     12.41          0.36            0.86           1.22         (0.15)         --        (0.15)         13.48
         12/31/2003     10.66          0.30            1.81           2.11         (0.36)         --        (0.36)         12.41
         12/31/2002     13.29          0.33           (2.20)         (1.87)        (0.28)      (0.48)       (0.76)         10.66
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     13.25          0.34            1.57           1.91         (0.32)      (0.53)       (0.85)         14.31
         12/31/2005     13.86          0.28            0.52           0.80         (0.35)      (1.06)       (1.41)         13.25
         12/31/2004     12.74          0.37            0.87           1.24         (0.12)         --        (0.12)         13.86
         12/31/2003     11.08          0.18            1.52           1.70         (0.04)         --        (0.04)         12.74
----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             ---------------------------------------------------------------
                                                 Net
                                               Assets,                            Net Investment
                  For the                      End of       Ratio of Expenses     Income (Loss)    Portfolio
                   Period        Total         Period           to Average          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)        Net Assets(d)       Net Assets(d)     Rate(e)
------------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       15.27%      $441,492             0.83%               2.70%           41%
                 12/31/2005        6.59        462,906             0.85                2.34            58
                 12/31/2004        9.96        525,519             0.84                2.88            98
                 12/31/2003       20.16        249,184             0.82                2.68            53
                 12/31/2002      (13.82)       247,459             0.83                2.84           123
------------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.04          6,568             1.08                2.45            41
                 12/31/2005        6.21          5,240             1.10                2.09            58
                 12/31/2004        9.83          3,711             1.10                2.81            98
                 12/31/2003       15.40            462             1.09                2.26            53
------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Value Balanced share classes commenced operations as follows:
      Initial Class-January 3, 1995
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        TVB-5 Transamerica Value Balanced

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                             BRLCV-1    BlackRock Large Cap Value (formerly, Mercury Large Cap
                                                        Value)
                                               FMO-1    Federated Market Opportunity (formerly, Federated Growth &
                                                        Income)
                                             JPMCB-1    JPMorgan Core Bond (formerly, AEGON Bond)
                                             MFSIE-1    MFS International Equity (formerly, American Century
                                                        International)
                                               TTG-1    Templeton Transamerica Global (formerly, Templeton Great
                                                        Companies Global)
                                               TAV-1    Third Avenue Value
                                                TE-1    Transamerica Equity
                                               TMM-1    Transamerica Money Market
                                               TVB-1    Transamerica Value Balanced
                                             VKMCG-1    Van Kampen Mid-Cap Growth

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks superior long term performance with below average volatility.

(BLACKROCK LOGO)    BlackRock Large Cap Value

           (formerly, Mercury Large Cap Value)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The fund's sub-adviser, BlackRock Investment Management, LLC (BlackRock), seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies BlackRock selects from among those that are, at the time of purchase, included in the Russell 1000(R) Value Index. As of December 31, 2006, the Russell 1000(R) Value Index had a market capitalization of approximately $1 billion to $432 billion.

BlackRock seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi factor quantitative screening model combined with fundamental research, strict portfolio construction parameters, and risk management controls to seek repeatability of investment success.

INVESTMENT PROCESS

BlackRock follows a proprietary multifactor quantitative model in selecting securities for the portfolio.

The factors employed by the model include stock valuation, quality of earnings and potential future earnings growth.

BlackRock looks for strong relative earnings growth, earnings quality and good relative valuation. A company's stock price relative to its earnings and book value is also examined; if BlackRock believes that a company is overvalued, it will not be considered as an investment for the portfolio. After the initial screening is done, BlackRock relies on fundamental analysis, using both internal and external research, to optimize its quantitative model to choose companies that BlackRock believes have strong, sustainable earnings growth with current momentum at attractive price valuations.

Because the portfolio generally will not hold all the stocks in its index, and because its investments may be allocated in amounts that vary from the proportional weightings of the various stocks in that index, the portfolio is not an "index" portfolio. In seeking to outperform its benchmark, however, BlackRock reviews potential investments using certain criteria that are based on the securities in the index. These criteria currently include the following:

- Relative price earnings and price to book ratios

- Stability and quality of earnings

- Earnings momentum and growth

- Weighted median market capitalization of the portfolio

- Allocation among the economic sectors of the portfolio as compared to the index

- Weighted individual stocks within the applicable index

In addition, the portfolio may invest in foreign securities that are represented by American Depositary Receipts (ADRs).

The portfolio may also lend its portfolio securities and invest uninvested cash balances in affiliated money market funds. The portfolio may invest in investment grade convertible securities, preferred stock, illiquid securities, and U.S. government debt securities (i.e., securities that are direct obligations of the U.S. government). There are no restrictions on the maturity of the debt securities in which the portfolio may invest.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                      ATST
                        BRLCV-1 BlackRock Large Cap Value

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long run, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries, or the securities market as a whole.

Because the stocks that the portfolio hold fluctuate in price, the value of the investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. Historically, value investments have performed best during periods of economic recovery. Therefore, the value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the portfolio may underperform other equity funds that use different investing styles.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - changes in currency values

 - currency speculation

 - currency trading costs

 - different accounting and reporting practices

 - less information available to the public

 - less (or different) regulation of securities markets

 - more complex business negotiations

 - less liquidity

 - more fluctuations in prices

 - delays in settling foreign securities transactions

 - higher costs for holding shares (custodial fees)

 - higher transaction costs

 - vulnerability to seizure and taxes

 - political instability and small markets

 - different market trading days

SECURITIES LENDING

The portfolio may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the portfolio may lose money and there may be a delay in recovering the loaned securities. The portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with most debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        BRLCV-2 BlackRock Large Cap Value
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

LIQUIDITY

Liquidity risk exists when a particular security or other instrument is difficult to sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - fluctuations in market value

 - changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

 - length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

 - issuers defaulting on their obligations to pay interest or return principal.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE (1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Value Index, is a widely recognized, unmanaged index of market performance that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                        BRLCV-3 BlackRock Large Cap Value

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    25.04%

1998                    (4.78)%

1999                     7.95%

2000                    15.19%

2001                    (1.81)%

2002                   (14.21)%

2003                    29.78%

2004                    18.34%

2005                    15.94%

2006                    16.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   19.27%  Quarter ended   6/30/03
Lowest:   (20.67)% Quarter ended   9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                10 YEARS
                                                OR LIFE
                                                   OF
                             1 YEAR   5 YEARS    FUND*
                             ------   -------   --------
Initial Class                16.92%    12.30%    10.01%
Service Class                16.62%      N/A     21.42%
Russell 1000(R) Value Index  22.25%    10.88%    11.01%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                          CLASS OF SHARES
                                         INITIAL    SERVICE
-----------------------------------------------------------
Management fees                            0.78%      0.78%
Rule 12b-1 fees                            0.00%(b)   0.25%
Other expenses                             0.05%      0.05%
                                         ------------------
TOTAL                                      0.83%      1.08%
Expense reduction(c)                       0.00%      0.00%
                                         ------------------
NET OPERATING EXPENSES                     0.83%      1.08%
-----------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

       SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
-----------------------------------------------------------------
Initial Class               $  85     $ 265     $ 460     $1,025
Service Class               $ 110     $ 343     $ 595     $1,317
-----------------------------------------------------------------

                                      ATST
                        BRLCV-4 BlackRock Large Cap Value

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $250 million; 0.775% over $250 million up to $750 million; and 0.75% over $750 million.

SUB-ADVISER: BlackRock Investment Management, LLC, 800 Scudders Mill Road, Plainsboro, NJ 08536

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $250 million; 0.325% over $250 million up to $750 million; and 0.30% in excess of $750 million.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.78% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by a team led by ROBERT C. DOLL, JR., CFA, CPA, Vice Chairman, Director and Global Chief Investment Officer for BlackRock, Inc., who is responsible for the setting and implementation of the portfolio's investment strategy and the day to day management of the portfolio. Mr. Doll is Chairman of the BlackRock Retail Operating Committee and a member of the BlackRock Executive Committee. Prior to joining BlackRock in 2006, Mr. Doll was President of Fund Asset Management, L.P. and its affiliate, Merrill Lynch Investment Managers, L.P. ("MLIM"), from 2001 to 2006. He was Co-Head (Americas Region) of MLIM from 1999 to 2000. Prior to joining MLIM, Mr. Doll was Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive Vice President thereof from 1991 to 1999. He was President and a member of the Board of the funds advised by MLIM and its affiliates from 2005 to 2006. Mr. Doll received his MBA from the Wharton School at the University of Pennsylvania and graduated from Lehigh University with bachelor's degrees in accounting and economics.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                        BRLCV-5 BlackRock Large Cap Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding Throughout Each Period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $18.72         $0.17            $2.91          $3.08       $(0.10)     $(0.90)       $(1.00)       $20.80
         12/31/2005     17.17          0.13             2.54           2.67        (0.12)      (1.00)        (1.12)        18.72
         12/31/2004     14.97          0.18             2.47           2.65        (0.16)      (0.29)        (0.45)        17.17
         12/31/2003     11.63          0.17             3.28           3.45        (0.11)         --         (0.11)        14.97
         12/31/2002     14.09          0.18            (2.17)         (1.99)       (0.12)      (0.35)        (0.47)        11.63
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     18.81          0.13             2.91           3.04        (0.08)      (0.90)        (0.98)        20.87
         12/31/2005     17.27          0.09             2.57           2.66        (0.12)      (1.00)        (1.12)        18.81
         12/31/2004     15.06          0.15             2.48           2.63        (0.13)      (0.29)        (0.42)        17.27
         12/31/2003     11.77          0.11             3.19           3.30        (0.01)         --         (0.01)        15.06
----------------------------------------------------------------------------------------------------------------------------------

                                                                      Ratios/Supplemental Data
                                                           ----------------------------------------------
                                             Net Assets,   Ratio of Expenses   Net Investment
                  For the                      End of         to Average       Income (Loss)    Portfolio
                   Period        Total         Period        Net Assets(d)       to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)     -----------------   Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.92%     $1,054,389          0.83%              0.86%           60%
                 12/31/2005       15.94         860,826          0.84               0.70            69
                 12/31/2004       18.34         584,426          0.85               1.19           132
                 12/31/2003       29.78         383,372          0.84               1.33           145
                 12/31/2002      (14.21)        242,152          0.89               1.40           200
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       16.62          28,079          1.08               0.64            60
                 12/31/2005       15.73          14,908          1.09               0.49            69
                 12/31/2004       18.00           3,189          1.10               0.97           132
                 12/31/2003       28.03             918          1.10               1.19           145
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) BlackRock Large Cap Value share classes commenced operation as follows:
      Initial Class-May 1, 1996
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                        BRLCV-6 BlackRock Large Cap Value

---------------------
This portfolio may be appropriate for the investor who seeks high current income and moderate capital appreciation with an emphasis on capital protection in adverse periods.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.

(FEDERATED LOGO)   Federated Market Opportunity


      (formerly Federated Growth & Income)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks total return by investing in securities that have defensive characteristics.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Federated Equity Management Company of Pennsylvania (Federated), seeks to achieve the portfolio's objective by investing in securities of both domestic and foreign companies that, in Federated's opinion, are undervalued or out of favor, or securities that Federated believes are attractive due to their income-producing potential. This investment strategy is designed to enable the portfolio to pursue its investment objective while attempting to limit volatility. As more fully described below, the portfolio's investments may include, but are not limited to, the following: equity securities of domestic and foreign issuers, fixed-income securities of both domestic and foreign corporations or sovereign governmental entities, REITs, securities of precious metals companies, and derivative and hybrid instruments.

Federated's investment management approach may be described as contrarian in nature because Federated anticipates that it will invest in out-of-favor securities or deviate from the consensus view on markets in general, a sector, or individual securities.

Federated anticipates normally keeping a portion of the portfolio in cash in order to readily take advantage of buying opportunities. Federated may also increase the portfolio's cash position to favor capital preservation to the extent Federated is unable to find a sufficient number of undervalued or out-of-favor securities, or it believes the overall market valuations (and risks) are historically high. The portfolio's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.

The portfolio's asset allocation is based on valuation, sentiment, and technical considerations. The portfolio generally will favor asset categories that are undervalued relative to historical norms, as well as those which are out of favor based on market sentiment measures, and assets which have lagged other categories or declined sharply in price. The assumption is that valuations, sentiment, and prices will return to normal relationships, or "revert to the mean."

With regard to equity securities, Federated primarily uses the "value" style of investing and selects securities primarily utilizing a bottom-up approach to security analysis but also secondarily considers top-down analysis and sector allocation. Federated does not generally consider the composition of market indices in its selection of equity securities. Federated's use of the "value" style of investing seeks to identify and select securities that, in Federated's opinion, are trading at a lower valuation relative to one of the following two measurements: (i) the historic valuation of the securities; or (ii) valuations of the issuer's industry peers. Historically, undervalued securities have generally had lower share price volatility, and a higher yield, when compared with other equity securities.

Primarily using the bottom-up approach to security analysis, Federated searches for equity securities that appear to be undervalued or out-of-favor with share prices that have lagged the market and demonstrated an ability to maintain their value when the broad equity market is weak. Additionally, Federated seeks to invest in companies that have skilled management with a shareholder orientation and that appear to be financially strong.

Federated prefers to purchase a stock when it is relatively depressed, rather than after a substantial rise in price. Federated uses technical analysis as an aid in timing purchases and sales. Federated sells a portfolio security if it determines that the issuer does not continue to meet its stock selection criteria.

As a secondary matter, using top-down analysis, Federated considers current economic, financial market, and industry factors and societal trends that may affect the issuing company and in order to assist in determining sector allocations for the portfolio.

In addition, sector allocations are based on Federated's opinion as to which sectors are, as a whole, priced at a low market valuation when compared with the other sectors and which are

                                      ATST
                       FMO-1 Federated Market Opportunity
currently out of favor. Federated also considers such factors as the dividend-paying potential of the companies in each sector.

Federated may invest in fixed-income securities to generate total return. When investing in fixed-income securities, Federated invests in the sectors of the fixed-income market that it believes offers the best relative value. When searching for sectors within the fixed-income market, Federated places an emphasis on historical yield spreads and investing contrary to prevailing market sentiment with regard to an asset class. With regard to non-dollar denominated fixed-income securities, Federated also considers the currency appreciation potential of a given market. Such sectors may include non-investment grade fixed-income securities, emerging market debt and foreign non-dollar denominated fixed-income securities issued by foreign governmental entities or corporations as well as U.S. Treasury securities and other investment grade securities.

Federated may purchase convertible securities and real estate investment trusts (REITs) to provide total return and/or to enhance the portfolio's income.

The portfolio may also invest in securities of companies engaged in the exploration, mining and distribution of gold, silver and other precious metals.

The portfolio may purchase shares of exchange-traded funds (ETFs). ETFs are open-end investment companies or unit investment trusts that are registered under the Investment Company Act of 1940 (1940 Act). The shares of ETFs are listed and traded on stock exchanges at market prices. The portfolio may invest in ETFs in order to achieve exposure to a specific region, country, or market sector, or for other reasons consistent with its investment strategy.

The portfolio may invest in derivative contracts, such as swaps, options and futures contracts, to efficiently implement its overall investment strategies. The following examples illustrate some, but not, all of the specific ways in which the portfolio may use derivative or hybrid instruments. First, the portfolio may invest in a hybrid instrument which is structured as a note that pays a fixed dividend and at maturity either converts into shares of an equity security or returns a payment to the portfolio based on the change in value of an underlying equity security. Second, the portfolio may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, markets or indices or types of securities in which the portfolio may invest directly. The portfolio may also, for example, use derivative contracts to:

 - Obtain premiums from the sale of derivative contracts;

 - Realize gains from trading a derivative contract; or

 - Hedge against potential losses. For example, the portfolio may buy put options on stock indices or individual stocks (even if the stocks are not held by the portfolio) in an attempt to hedge against a decline in stock prices.

There can be no assurance that the portfolio's use of derivative contracts or hybrid instruments will work as intended.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

                                      ATST
                       FMO-2 Federated Market Opportunity

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

ASSET-BASED SECURITIES -- NATURAL RESOURCES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, precious metal prices historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolios.

                                      ATST
                       FMO-3 Federated Market Opportunity

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. A portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in higher-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices. High-yield securities are not generally meant for short-term investing. When the portfolio invests in high-yield securities, it generally seeks to receive a correspondingly higher return to compensate it for the additional credit risk and market risk it has assumed.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase, and conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management.

A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT, or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

HEDGING

The portfolio may enter into forward foreign currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. Dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting the portfolio's currency exposure from one currency to another removes the portfolio's opportunity to

                                      ATST
                       FMO-4 Federated Market Opportunity
profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed-income or convertible securities. Hybrid instruments are also potentially more volatile and may carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

LIQUIDITY

Liquidity risk exists when a particular investment is difficult to purchase or sell. The portfolio's investments in illiquid securities may reduce the returns of the portfolio because it may be unable to sell the illiquid securities at an advantageous time or price.

LEVERAGE

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the sub-adviser will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a portfolio to be more volatile than if it had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of portfolio securities.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the fund will be able to engage in these transactions to reduce exposure to other risks.

OPTIONS

Investing in financial contracts such as options involve additional risks and costs. Risks include, without limitation: inaccurate market predictions which may result in losses instead of gains; and prices may not match so the benefits of the transaction might be diminished and the portfolio may incur substantial losses.

EXCHANGE-TRADED FUNDS (ETF)

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and the portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or

                                      ATST
                       FMO-5 Federated Market Opportunity

(iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

PORTFOLIO TURNOVER

The portfolio may engage in a significant number of short-term transactions, which may adversely affect the portfolio's performance. Increased turnover results in higher brokerage costs or mark-up charges for the portfolio. The portfolio ultimately passes these costs on to shareholders.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------
The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, comprised of 3000 large U.S. companies that measures those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The secondary benchmark, the Merrill Lynch 3-month Treasury Bill Index, is issued by the U.S. government to pay for the national debt and other expenses. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     24.65%

1998                                      3.05%

1999                                     (4.45)%

2000                                     29.16%

2001                                     15.70%

2002                                      0.96%

2003                                     26.84%

2004                                      9.21%

2005                                      4.96%

2006                                      2.76%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:  12.15%  Quarter ended   6/30/99
Lowest:   (7.99)% Quarter ended   3/31/99

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                 10 YEARS
                                                  OR LIFE
                              1 YEAR   5 YEARS   OF FUND*
                              ------   -------   ---------
Initial Class                  2.76%     8.57%      10.71%
Service Class                  2.47%      N/A        9.86%
Russell 3000(R) Value Index   22.34%    11.22%      11.12%
Merrill Lynch 3-month
  Treasury Bill Index          4.83%     2.42%       3.80%

*   Service Class shares commenced operations May 1,
    2003.

                                      ATST
                       FMO-6 Federated Market Opportunity

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.74%      0.74%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.07%      0.07%
                                          ------------------
TOTAL                                       0.81%      1.06%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.81%      1.06%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors, Inc.
    (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contacts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 83     $259      $450      $1,002
Service Class                 $108     $337      $585      $1,294
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

Investment Adviser: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; and 0.70% in excess of $500 million.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.74% of the portfolio's average daily net assets.

SUB-ADVISER: Federated Equity Management Company of Pennsylvania, 1001 Liberty Avenue, 25th Floor, Pittsburgh, PA 15222-3779

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the first $30 million; 0.35% over $30 million up to $50 million; and 0.25% in excess of $50 million.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

STEVEN J. LEHMAN, CFA, Senior Vice President and Senior Portfolio Manager, has served as portfolio manager since 1997. He joined Federated in 1997. From 1985 to 1997, he served as portfolio manager, vice president and senior portfolio manager at First Chicago NBD.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                       FMO-7 Federated Market Opportunity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a Share Outstanding throughout Each Period(a)
                      -----------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   -------------------------------------
                      Net Asset                                                                From                     Net Asset
          For the      Value,          Net         Net Realized                  From Net      Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
---------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006    $16.52         $0.48           $  --(f)       $0.48        $(0.28)     $(1.32)      $(1.60)       $15.40
         12/31/2005     17.59          0.30            0.52           0.82         (0.40)      (1.49)       (1.89)        16.52
         12/31/2004     17.09          0.30            1.20           1.50         (0.48)      (0.52)       (1.00)        17.59
         12/31/2003     14.35          0.48            3.24           3.72         (0.49)      (0.49)       (0.98)        17.09
         12/31/2002     15.28          0.62           (0.48)          0.14         (0.35)      (0.72)       (1.07)        14.35
---------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006     17.05          0.45            0.01           0.46         (0.25)      (1.32)       (1.57)        15.94
         12/31/2005     18.12          0.27            0.54           0.81         (0.39)      (1.49)       (1.88)        17.05
         12/31/2004     17.57          0.24            1.27           1.51         (0.44)      (0.52)       (0.96)        18.12
         12/31/2003     15.04          0.17            2.88           3.05         (0.03)      (0.49)       (0.52)        17.57
---------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       2.76%       $518,866           0.81%              2.94%           91%
                 12/31/2005       4.96         577,785           0.83               1.76            55
                 12/31/2004       9.21         482,823           0.82               1.74            93
                 12/31/2003      26.84         453,361           0.81               3.14           128
                 12/31/2002       0.96         389,120           0.81               4.11           146
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       2.47          32,406           1.06               2.67            91
                 12/31/2005       4.72          32,851           1.08               1.54            55
                 12/31/2004       8.97          16,709           1.07               1.37            93
                 12/31/2003      20.79           2,807           1.08               1.55           128
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Federated Market Opportunity share classes commenced operations as follows:
      Initial Class-March 1, 1994
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01.

                                      ATST
                       FMO-8 Federated Market Opportunity

---------------------
The portfolio may be appropriate for the investor who seeks current income with preservation of capital, and who can tolerate the fluctuation in principal associated with changes in interest rates.

(JPMORGAN LOGO)    JPMorgan Core Bond

          (formerly AEGON Bond)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, JPMorgan Investment Advisors Inc. (JPMorgan Investment Advisors) seeks to achieve the portfolio's objective by investing at least 80% of its assets in bonds, including (without limitation):

 - U.S. government securities, including Treasury obligations and government sponsored enterprises such as Fannie Mae, Ginnie Mae, Freddie Mac and securities issued by other government agencies and instrumentalities

 - Medium- to high-quality corporate bonds

 - Mortgage-backed securities, including U.S. agency and non-agency pass through and Collateralized Mortgage Obligations (CMOs)

 - Asset-backed securities

 - Commercial Mortgage Backed Securities (CMBS)

To a lesser extent it may invest in:

 - U.S. dollar-denominated foreign bonds

 - Short-term securities, including agency discount notes and commercial paper

JPMorgan Investment Advisors analyzes four major factors in managing and constructing the portfolio: duration, market sector, maturity concentrations and individual securities. JPMorgan Investment Advisors looks for market sectors and individual securities that it believes will perform well over time. JPMorgan Investment Advisors is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction.
(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

 - Issuers defaulting on their obligations to pay interest or return principal

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulation to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulations of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different markets trading days

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a

                                      ATST
                           JPMCB-1 JPMorgan Core Bond
long time, or that a security judged to be undervalued may actually be appropriately priced.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

MORTGAGE-RATED AND OTHER ASSET-BACKED SECURITIES

Mortgage-related securities in which the portfolio may invest represent pools of mortgage loans assembled for sale to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security is not so secured. The portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of the portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

PROPRIETARY RESEARCH

Proprietary forms of research may not be effective and may cause overall returns to be lower than if other forms of research are used.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's benchmarks are the Lehman Brothers Aggregate Bond Index, a widely recognized unmanaged index of market performance, which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the Lehman Brothers U.S. Government/Credit Index, a widely recognized unmanaged index of market performance, which is comprised of domestic fixed-income securities, including Treasury issues and corporate debt issues. This index consists of securities with maturities from one to ten years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower

                                      ATST
                           JPMCB-2 JPMorgan Core Bond
performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     9.16%

1998                     9.32%

1999                    (2.94)%

2000                    10.89%

2001                     8.07%

2002                     9.97%

2003                     4.28%

2004                     4.53%

2005                     2.30%

2006                     3.92%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   5.53%  Quarter ended     9/30/98
Lowest:   (1.94)% Quarter ended     6/30/04

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                                OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   ---------
Initial Class                3.92%     4.97%      5.87%
Service Class                3.63%      N/A       3.21%
Lehman Brothers Aggregate
  Bond Index                 4.33%     5.06%      6.24%
Lehman Brothers U.S.
  Government/Credit Index    3.78%     5.17%      6.27%

*   Service Class shares commenced operations May 1,
    2003.
(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.45%      0.45%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.57%      0.82%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.57%      0.82%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive and/or reimburse expenses to the extent such expenses exceed 0.70%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.70% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $58      $183      $318      $  714
Service Class                 $84      $262      $455      $1,014
------------------------------------------------------------------

                                      ATST
                           JPMCB-3 JPMorgan Core Bond

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.45% of the first $750 million, 0.40% over $750 million up to $1 billion and 0.375% in excess of $1 billion.

SUB-ADVISER: JPMorgan Investment Advisors, Inc., 1111 Polaris Parkway, Columbus, OH 43240. JPMorgan Investment Advisors is an indirect wholly owned subsidiary of JP Morgan Chase & Co.

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.20% up to $750 million; 0.175% over $750 million up to $1 billion; and 0.15% in excess of $1 billion, less 50% of the amount of excess expenses paid by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.45% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

DOUGLAS S. SWANSON, Managing Director and Portfolio Manager has been with JPMorgan Investment Advisors since 1998, where he is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson is the lead portfolio manager for the JPMorgan Intermediate Bond Fund, the JPMorgan Core Bond Fund, and the JPMorgan Mortgage-Backed Securities Fund.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                           JPMCB-4 JPMorgan Core Bond

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class
           12/31/2006    $11.83         $0.53           $(0.07)        $0.46        $(0.63)     $   --       $(0.63)       $11.66
           12/31/2005     12.23          0.54            (0.26)         0.28         (0.66)      (0.02)       (0.68)        11.83
           12/31/2004     12.61          0.56            (0.01)         0.55         (0.88)      (0.05)       (0.93)        12.23
           12/31/2003     12.68          0.62            (0.10)         0.52         (0.59)         --        (0.59)        12.61
           12/31/2002     11.96          0.64             0.54          1.18         (0.46)         --        (0.46)        12.68
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class
           12/31/2006     12.41          0.53            (0.09)         0.44         (0.61)         --        (0.61)        12.24
           12/31/2005     12.81          0.53            (0.27)         0.26         (0.64)      (0.02)       (0.66)        12.41
           12/31/2004     13.16          0.55               --          0.55         (0.85)      (0.05)       (0.90)        12.81
           12/31/2003     12.97          0.40            (0.17)         0.23         (0.04)         --        (0.04)        13.16
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net
                                               Assets,                         Net Investment
                  For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
                   Period        Total         Period         to Average         to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       3.92%       $157,167           0.57%              4.54%           5%
                 12/31/2005       2.30         185,820           0.59               4.42            6
                 12/31/2004       4.53         218,258           0.56               4.52           12
                 12/31/2003       4.28         264,668           0.52               4.88           27
                 12/31/2002       9.97         331,734           0.53               5.21           49
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       3.63          10,591           0.82               4.29            5
                 12/31/2005       2.07           8,293           0.84               4.16            6
                 12/31/2004       4.31           5,471           0.81               4.21           12
                 12/31/2003       1.78           1,315           0.80               4.57           27
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) JPMorgan Core Bond share classes commenced operations as follows:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                           JPMCB-5 JPMorgan Core Bond

---------------------
This portfolio may be appropriate for the investor who seeks long-term capital growth, diversification of his or her investment portfolio through investment in foreign securities, and is comfortable with the risks associated with investing in foreign growth securities and short-term price volatility.
---------------------
When a portfolio manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(MFS INVESTMENT MANAGEMENT LOGO)    MFS International Equity

                           (formerly, American Century International)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital growth.
(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, MFS Investment Management (MFS), seeks to achieve this objective by investing principally in:

 - equity securities of foreign companies

The portfolio invests, under normal market conditions, at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries.

In selecting investments for the portfolio, the sub-adviser is not constrained to any particular investment style. The portfolio may invest its assets in the stock of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stock of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

              The portfolio may invest in derivative instruments.

              MFS uses a bottom-up investment approach in buying and selling investments for the portfolio. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, and market, economic, political, and regulatory conditions. Factors considered may include analysis of earnings, cash flows, competitive position, and management ability. Quantitative analysis of these and other factors may also be considered.

              The issuer of a security or other investment is generally deemed to be economically tied to a particular country if (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, cash equivalent securities or short-term debt securities. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for their greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high

                                      ATST
                        MFSIE-1 MFS International Equity
proportion of their earnings in their own business, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

PREFERRED STOCKS

Preferred stocks may include the obligation to pay a stated dividend. Their price could depend more on the size of the stated dividend than the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that stock considered to be undervalued may actually be appropriately priced.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bears foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency dominated securities may reduce the returns of the portfolio.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal

                                      ATST
                        MFSIE-2 MFS International Equity
amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills and experience which are different than those needed to pick other securities. Special risks include:

 - Inaccurate market predictions

 - Imperfect correlation

 - Illiquidity

CONVERTIBLE SECURITIES

Convertible Securities may include corporate notes or preferred stock, but ordinarily are a long-term debt obligation of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International-Europe, Australasia & Far East Index (MSCI-EAFE Index), is a widely recognized unmanaged index of market performance which includes stocks traded on exchanges in Europe, Australia, and the Far East, weighted by capitalization. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     7.50%

1998                    12.85%

1999                    24.95%

2000                   (14.99)%

2001                   (23.44)%

2002                   (21.18)%

2003                    25.29%

2004                    14.34%

2005                    12.86%

2006                    23.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.87%  Quarter ended    12/31/99
Lowest:   (19.85)% Quarter ended     9/30/02

                                      ATST
                        MFSIE-3 MFS International Equity

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                              10 YEARS
                                                 OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            23.07%     9.42%        4.46%
Service Class            22.92%      N/A        20.92%
MSCI-EAFE Index          26.86%    15.45%        8.07%

 *  Initial Class shares commenced operations January 2,
    1997; Service Class shares commenced operations May 1, 2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio and prior to July 3, 2006 another sub-adviser managed the portfolio; the performance set forth prior to those dates is attributable to those respective sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your product, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.92%      0.92%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.15%      0.15%
                                          ------------------
TOTAL                                       1.07%      1.32%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      1.07%      1.32%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.13%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.13% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $109     $340      $590      $1,306
Service Class                 $134     $418      $723      $1,590
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.925% of the first $250 million; 0.90% of assets over $250 million up to $500 million; 0.85% of assets over $500 million up to $1 billion; and 0.80% in excess of $1 billion.

SUB-ADVISER: MFS Investment Management, 500 Boylston Street, Boston, MA 02116

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.475% of the first $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to July 3, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.50% of the

                                      ATST
                        MFSIE-4 MFS International Equity
first $250 million; 0.475% over $250 million up to $500 million; 0.45% over $500 million up to $1 billion; and 0.40% in excess of $1 billion.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.92% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

DAVID R. MANNHEIM, Senior Vice President and Director of Core Portfolio Management at MFS, is a Portfolio Manager of the portfolio. Mr. Mannheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. securities; he was named Portfolio Manager at MFS in 1992. Prior to joining MFS, he was a Lending Officer for Midlantic National Bank. He is a graduate of Amherst College and the MIT Sloan School of Management.

MARCUS L. SMITH, Senior Vice President and Director of Asian Research at MFS, is a Portfolio Manager of the portfolio. Mr. Smith joined MFS in 1998 as an Equity Research Analyst following European securities; he was named Portfolio Manager at MFS in 2001. Prior to joining MFS, he was a Senior Consultant for Andersen Consulting. He is a graduate of Mount Union College and the Wharton School of University of Pennsylvania.

Massachusetts Financial Services is America's oldest mutual fund organization. It and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. It is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Inc.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        MFSIE-5 MFS International Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006     $8.75         $0.08           $1.88          $1.96        $(0.14)     $(0.54)      $(0.68)       $10.03
           12/31/2005      8.61          0.11            0.92           1.03         (0.07)      (0.82)       (0.89)         8.75
           12/31/2004      7.53          0.05            1.03           1.08            --          --           --          8.61
           12/31/2003      6.01          0.04            1.48           1.52            --          --           --          7.53
           12/31/2002      7.65          0.01           (1.63)         (1.62)        (0.02)         --        (0.02)         6.01
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006      8.70          0.05            1.89           1.94         (0.13)      (0.54)       (0.67)         9.97
           12/31/2005      8.59          0.08            0.91           0.99         (0.06)      (0.82)       (0.88)         8.70
           12/31/2004      7.52          0.03            1.04           1.07            --          --           --          8.59
           12/31/2003      5.91         (0.02)           1.63           1.61            --          --           --          7.52
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                 Net       Ratio of Expenses
                                               Assets,        to Average       Net Investment
                  For the                      End of        Net Assets(f)     Income (Loss)    Portfolio
                   Period        Total         Period      -----------------     to Average     Turnover
                  Ended(b)    Return(c)(g)     (000's)     Net(d)   Total(e)   Net Assets(f)     Rate(g)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       23.07%      $354,278      1.07%     1.07%         0.79%          138%
                 12/31/2005       12.86        265,260      1.10      1.10          1.30           103
                 12/31/2004       14.34        235,949      1.09      1.09          0.70           125
                 12/31/2003       25.29        303,527      1.14(h)   1.14(h)       0.58           219
                 12/31/2002      (21.18)       107,761      1.49      1.78          0.23           261
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       22.92          8,120      1.32      1.32          0.55           138
                 12/31/2005       12.42          3,850      1.35      1.35          0.97           103
                 12/31/2004       14.23          2,215      1.35      1.35          0.40           125
                 12/31/2003       27.24            650      1.39      1.39         (0.51)          219
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) MFS International Equity share classes commenced operations as follows:
      Initial Class-January 2, 1997
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) For the years ended December 31, 2006, 2005, 2004 and 2003, Ratio of Net Expenses to Average Net Assets is net of fee waivers and reimbursements by the investment adviser, if any. For the year ended December 31, 2002, Ratio of Net Expenses to Average Net Assets is net of fees paid indirectly.

(e) Ratio of Total Expenses to Average Net Assets includes all expenses before fee waivers and reimbursements by the investment adviser.

(f) Annualized.

(g) Not annualized.

(h) The impact of recaptured expenses on the Ratio of Expenses to Average Net Assets was 0.14% for the period ended December 31, 2003.

                                      ATST
                        MFSIE-6 MFS International Equity

---------------------
This portfolio may be appropriate for the investor who seeks capital growth without being limited to investments in U.S. securities, and who can tolerate the risks associated with foreign investing.
---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broader market factors.

(FRANKLIN TEMPLETON INVESTMENTS)(TRANSAMERICA INVESTMENT MANAGEMENT LOGO) Templeton Transamerica Global
(formerly, Templeton Great Companies Global)
(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term growth of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's assets are allocated between two sub-advisers, Transamerica Investment Management, LLC (TIM) and Templeton Investment Counsel, LLC (Templeton). TIM manages a portion of the portfolio's assets composed of domestic securities (called the "domestic portfolio"), and Templeton manages a portion of the portfolio's assets composed of non-U.S. securities (called the "international portion"). The percentage of assets allocated to each manager generally is based on the weighting of securities from U.S. and foreign issuers comprising the Morgan Stanley Capital International World Index (MSCIW Index), a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Each of the domestic and international percentages of the portfolio are adjusted periodically to account for changes that may be made in the composition of the MSCIW Index.

DOMESTIC PORTFOLIO

The portfolio will invest, under normal circumstances, at least 80% of the portfolio's assets in the "domestic portfolio" in a diversified portfolio of domestic common stocks that are believed by TIM to have the defining feature of premier growth companies that are undervalued in the stock market. TIM uses a "bottom-up" approach to investing and builds the portfolio one company at a time by investing portfolio assets principally in equity securities. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company. TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features -- shareholder-oriented management, dominance in market share, cost production advantages, leading brands, self-financed growth and attractive reinvestment opportunities.

INTERNATIONAL PORTFOLIO

Templeton seeks to achieve the portfolio's objective by investing in foreign securities. Templeton normally will invest primarily in equity securities. An equity security, or stock, represents a proportionate share of the ownership of a company. Its value is based on the success of the company's business, any income paid to stockholders, the value of the company's assets and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

For purposes of the portfolio's investments, "foreign securities" means those securities issued by companies that:

- Have its principal securities trading markets outside the U.S.; or

- Derive a significant share of their total revenue from either goods or services produced or sales made in markets outside the U.S.; or

- Have a significant portion of their assets outside the U.S.; or

- Are linked to non-U.S. dollar currencies; or

- Are organized under the laws of, or with principal offices in, another country

The portfolio may invest a portion of its assets in smaller companies. The portfolio considers smaller company stocks to be generally those with market capitalizations of less than $4 billion. Templeton may also invest in American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs), which are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Templeton, from time to time, may have significant investments in one or more countries or in particular sectors such as technology companies and financial institutions.

Depending upon current market conditions, Templeton generally invests a portion of its total assets in debt securities of companies and governments located anywhere in the world. Templeton may use various derivative strategies

                                      ATST
                       TTG-1 Templeton Transamerica Global
seeking to protect its assets, implement a cash or tax management strategy or enhance its returns. With derivatives, the manager attempts to predict whether an underlying investment will increase or decrease in value at some future time. The manager considers various factors, such as availability and cost, in deciding whether to use a particular instrument or strategy.

When choosing equity investments, Templeton applies a "bottom-up," value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers and analyzes various measures relevant to stock valuation, such as a company's price/cash flow ratio, price/earnings ratio, profit margins and liquidation value.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. Because the stocks the portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and,
                                      ATST
                       TTG-2 Templeton Transamerica Global
in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

COUNTRY, SECTOR OR INDUSTRY FOCUS

To the extent the portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the single country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regu-lations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SMALLER COMPANIES

While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.
(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Morgan Stanley Capital International World Index, is a market capitalization-weighted benchmark index made up of equities from 23 countries, including the U.S. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

                                      ATST
                       TTG-3 Templeton Transamerica Global

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    18.75%

1998                    30.01%

1999                    71.10%

2000                   (17.55)%

2001                   (22.84)%

2002                   (26.02)%

2003                    22.72%

2004                     9.54%

2005                     7.47%

2006                    18.79%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:    46.11%  Quarter ended    12/31/99
Lowest:    (20.75)% Quarter ended     9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                                  10 YEARS
                                                   OR LIFE
                               1 YEAR   5 YEARS   OF FUND*
                               ------   -------   ---------
Initial Class                  18.79%     4.89%      7.87%
Service Class                  18.45%      N/A      16.07%
Morgan Stanley Capital
  International World Index    20.65%    10.50%      8.09%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2004, a different sub-adviser managed this portfolio and it employed a different management style. Prior to August 1, 2006, a different sub-adviser served as co-investment sub-adviser to the portfolio and managed the portfolio's domestic equity component. Prior to October 27, 2006, the portfolio employed a different investment program for the portfolio's equity component. The performance set forth prior to that date is attributable to the previous sub-advisers.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.75%      0.75%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.12%      0.12%
                                          ------------------
TOTAL                                       0.87%      1.12%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.87%      1.12%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges with are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 89     $278      $482      $1,073
Service Class                 $114     $356      $617      $1,363
------------------------------------------------------------------

                                      ATST
                       TTG-4 Templeton Transamerica Global

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.725% of assets over $500 million up to $1.5 billion; and 0.70% in excess of $1.5 billion.

SUB-ADVISERS: Transamerica Investment Management LLC (TIM), 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025 and Templeton Investment Counsel, LLC (Templeton), 500 E. Broward Blvd., Suite 2100, Fort Lauderdale, FL 33394

SUB-ADVISER COMPENSATION: TIM receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.31% of the first $500 million; 0.275% over $500 million up to $1.5 billion; and 0.28% in excess of $1.5 billion. Templeton receives a portion of the sub-advisory fee based on the amount of assets it manages as follows (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $500 million; 0.375% over $500 million up to $1.5 billion; and 0.35% over $1.5 billion (for the portion of assets that it manages). TIM receives the sub-advisory fee stated in this paragraph, less any amount paid to Templeton for its sub-advisory services.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.75% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TINA SADLER, CFA, Vice President, Portfolio Manager and Research Analyst, joined Templeton in 1997 and currently has global research responsibilities for global wireless telecommunication services, small-cap telecommunications, as well as building and construction materials.

ANTONIO T. DOCAL, CFA, Senior Vice President, joined the Templeton organization in 2001. With more than 20 years of investment experience, Mr. Docal has research responsibility for the global chemical industry, as well as the telecommunications equipment sector. Prior to joining Templeton, Mr. Docal was Vice President and Director at Evergreen Funds in Boston, managing the Evergreen Latin America Fund and co-managing the Evergreen Emerging Markets Growth Fund and the Evergreen Global Opportunities Fund. Mr. Docal earned a B.A. in economics from Trinity College in Connecticut and an M.B.A. with concentrations in finance and international management from the Sloan School of Management at the Massachusetts Institute of Technology.

GARY MOTYL, CFA, President and Chief Investment Officer, Templeton Institutional Global Equities, manages several institutional mutual funds and separate account portfolios and has research responsibility for the global automobile industry. Mr. Motyl joined Templeton in 1981.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The Templeton organization has been investing globally since 1940.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                       TTG-5 Templeton Transamerica Global

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $18.81         $0.27           $3.23          $3.50        $(0.26)        $-        $(0.26)       $22.05
           12/31/2005     17.69          0.21            1.10           1.31         (0.19)         -         (0.19)        18.81
           12/31/2004     16.15          0.14            1.40           1.54             -          -             -         17.69
           12/31/2003     13.16          0.11            2.88           2.99             -          -             -         16.15
           12/31/2002     18.32          0.09           (4.82)         (4.73)        (0.43)         -         (0.43)        13.16
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     18.73          0.21            3.23           3.44         (0.24)         -         (0.24)        21.93
           12/31/2005     17.65          0.16            1.10           1.26         (0.18)         -         (0.18)        18.73
           12/31/2004     16.15          0.12            1.38           1.50             -          -             -         17.65
           12/31/2003     12.97         (0.04)           3.22           3.18             -          -             -         16.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             -------------------------------------------------------
                                                 Net         Ratio of
                                               Assets,       Expenses     Net Investment
                  For the                      End of       to Average    Income (Loss)    Portfolio
                   Period        Total         Period          Net          to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)     Net Assets(d)     Rate(e)
----------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       18.79%      $598,312         0.87%           1.35%           59%
                 12/31/2005        7.47        581,669         0.90            1.20            61
                 12/31/2004        9.54        642,460         0.95            0.84           139
                 12/31/2003       22.72        634,110         0.94            0.81           131
                 12/31/2002      (26.02)       635,357         0.92            0.60            67
----------------------------------------------------------------------------------------------------
Service Class    12/31/2006       18.45         16,329         1.12            1.02            59
                 12/31/2005        7.23          7,930         1.15            0.88            61
                 12/31/2004        9.29          3,911         1.19            0.73           139
                 12/31/2003       24.52            234         1.19           (0.39)          131
----------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Templeton Great Companies Global share classes commenced operations as follows:
      Initial Class-December 3, 1992
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                       TTG-6 Templeton Transamerica Global

---------------------
When a sub-adviser uses a "bottom-up" approach, it looks primarily at individual companies against the context of broad market factors.
---------------------
This portfolio may be appropriate for the investor who is willing to hold shares through periods of market fluctuations and the accompanying changes in share prices.

(THIRD AVENUE LOGO)    Third Avenue Value

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks long-term capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Third Avenue Management LLC (Third Avenue), seeks to achieve the portfolio's investment objective by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers.

Third Avenue employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value.

The fund invests in companies regardless of market capitalization. The mix of investments at any time will depend on the industries and types of securities believed to represent the best values, consistent with the fund's investment strategies and restrictions.

Attractive equity investments generally exhibit four essential characteristics:

 - Strong Finances -- the issuing company has a strong financial position, as evidenced by high-quality assets and a relative absence of significant liabilities.

 - Competent Management -- the company's management has a good track record as both owners and operators, and shares a common interest with outside, passive minority shareholders.

 - Understandable Business -- comprehensive and meaningful financial and related information is available, providing reliable benchmarks to aid in understanding the company, its value and its dynamics.

 - Discount to Private Market Value -- the market price lies substantially below a conservative valuation of the business as a private entity, or as a takeover candidate.

The portfolio may invest up to 15% of its assets in high-yield/high-risk fixed-income securities and other types of debt securities. These types of securities are commonly known as "junk bonds."

When Third Avenue believes that a temporary defensive posture is appropriate, or there appears to be a lack of suitable opportunities that meet the portfolio's investment criteria, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

This portfolio is non-diversified.

WHAT IS A NON-DIVERSIFIED PORTFOLIO?

A "non-diversified" portfolio has the ability to take larger positions in a smaller number of issuers. To the extent a portfolio invests a greater portion of its assets in the securities of a smaller number of issuers, it may be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio and may be subject to greater loss with respect to its portfolio securities. However, to meet federal tax requirements, at the close of each quarter, the portfolio may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S.

                                      ATST
                            TAV-1 Third Avenue Value
and foreign issuer markets are subject. These risks include, without limitation:

- Changes in currency values

- Currency speculation

- Currency trading costs

- Different accounting and reporting practices

- Less information available to the public

- Less (or different) regulation of securities markets

- More complex business negotiations

- Less liquidity

- More fluctuations in prices

- Delays in settling foreign securities transactions

- Higher costs for holding shares (custodial fees)

- Higher transaction costs

- Vulnerability to seizure and taxes

- Political instability and small markets

- Different market trading days

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- Fluctuations in market value;

- Changes in interest rates; the value of a fixed-income security generally decreases as interest rates rise;

- Length of time to maturity; the longer the duration, the more vulnerable the value of a bond is to fluctuations in interest rates

- Issuers defaulting on their obligations to pay interest or return principal

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

CURRENCY

When the portfolio invests in securities denominated in foreign currencies, it is subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for reasons such as changes in interest rates, government intervention or political developments. As a result, the portfolio's investments in foreign currency denominated securities may reduce the returns of the portfolio.

CREDIT

The portfolio could lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to meet its financial obligations.

INTEREST RATE

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. If the portfolio invests a significant portion of its assets in debt securities or stocks purchased primarily for dividend income and interest rates rise, then the value of your investment may decline.

HIGH-YIELD DEBT SECURITIES

High-yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High-yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The portfolio with high-yield debt securities may be more susceptible to credit risk and market risk than a portfolio that invests only in high-quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the portfolio's sub-adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

You should understand that high-yield securities are not generally meant for short-term investing.

NON-DIVERSIFICATION

Focusing investments in a small number of issuers, industries or foreign currencies increases risk. Because the portfolio is non-

                                      ATST
                            TAV-2 Third Avenue Value
diversified, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 3000(R) Value Index, is a widely recognized, unmanaged index of market performance, which is comprised of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1998                    (6.84)%

1999                    15.72%

2000                    35.47%

2001                     6.17%

2002                   (11.87)%

2003                    37.26%

2004                    24.81%

2005                    18.81%

2006                    16.07%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   22.81%  Quarter ended  3/31/00
Lowest:   (20.10)% Quarter ended  9/30/02

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class            16.07%    15.80%       13.91%
Service Class            15.78%      N/A        25.77%
Russell 3000(R) Value
  Index                  22.34%    11.22%        8.76%

*   Initial Class shares commenced operations January 2,
    1998; Service Class shares commenced operations May 1, 2003.

                                      ATST
                            TAV-3 Third Avenue Value

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.86%      1.11%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.86%      1.11%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 88     $274      $477      $1,061
Service Class                 $113     $353      $612      $1,352
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISERS: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Third Avenue Management LLC, 622 Third Avenue, 32nd Floor, New York, NY 10017-2023

SUB-ADVISER COMPENSATION: The sub-adviser receives a monthly fee equal to 50% of the fees received by, or expense reimbursement returned to, TFAI, less 50% of the amount paid by TFAI on behalf of the portfolio pursuant to any expense limitation or the amount of any other reimbursement made by TFAI to the portfolio.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

CURTIS JENSEN, co-portfolio manager of the portfolio, is Co-Chief Investment Officer of Third Avenue and oversees its research efforts. Mr. Jensen also manages the Third Avenue Small-Cap Value Fund, a fund advised by Third Avenue. He has been with Third Avenue since 1995. Prior to joining Third Avenue, Mr. Jensen held various corporate finance positions with Manufacturers Hanover Trust Company and Enright & Company, a private investment banking firm. He received an M.B.A. degree from the Yale School of Management.

                                      ATST
                            TAV-4 Third Avenue Value

IAN LAPEY, co-portfolio manager of the portfolio, has been employed by Third Avenue since 2001 as a portfolio manager and research analyst, having previously been an equity research analyst with Credit Suisse First Boston for three years. Prior to that, he held various research positions with Salomon Brothers, Hampshire Securities, and Lord Abbett & Co. Mr. Lapey received an M.B.A. from New York University Stern School of Business, and an M.S. in Accounting from Northeastern University. He is also a Certified Public Accountant.

KATHLEEN CRAWFORD, assistant portfolio manager, is a research analyst for Third Avenue. She joined the firm in 2003. Previously, Ms. Crawford was an equity research associate for Alliance Capital Management. Ms. Crawford received a B.A. in Economics from Northwestern University, and an M.B.A. from Columbia Business School.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                            TAV-5 Third Avenue Value

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $24.22         $0.25           $3.49          $3.74        $(0.21)     $(1.42)      $(1.63)       $26.33
           12/31/2005     20.98          0.17            3.74           3.91         (0.12)      (0.55)       (0.67)        24.22
           12/31/2004     16.93          0.09            4.08           4.17         (0.12)          -        (0.12)        20.98
           12/31/2003     12.39          0.11            4.50           4.61         (0.05)      (0.02)       (0.07)        16.93
           12/31/2002     14.52          0.06           (1.78)         (1.72)        (0.07)      (0.34)       (0.41)        12.39
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     24.21          0.19            3.49           3.68         (0.17)      (1.42)       (1.59)        26.30
           12/31/2005     21.02          0.12            3.73           3.85         (0.11)      (0.55)       (0.66)        24.21
           12/31/2004     16.96          0.05            4.09           4.14         (0.08)          -        (0.08)        21.02
           12/31/2003     12.50          0.10            4.38           4.48             -       (0.02)       (0.02)        16.96
-----------------------------------------------------------------------------------------------------------------------------------

                                                            Ratios/Supplemental Data
                                             ------------------------------------------------------
                                             Net Assets,    Ratio of     Net Investment
                  For the                      End of      Expenses to   Income (Loss)    Portfolio
                   Period        Total         Period      Average Net     to Average     Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       16.07%     $1,121,918       0.86%           1.00%          17%
                 12/31/2005       18.81         971,322       0.87            0.74           19
                 12/31/2004       24.81         574,721       0.86            0.47           19
                 12/31/2003       37.26         468,411       0.85            0.75           20
                 12/31/2002      (11.87)        251,993       0.89            0.47            5
---------------------------------------------------------------------------------------------------
Service Class    12/31/2006       15.78          53,118       1.11            0.74           17
                 12/31/2005       18.47          36,086       1.12            0.53           19
                 12/31/2004       24.51          13,240       1.12            0.29           19
                 12/31/2003       35.85           1,098       1.11            0.93           20
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Third Avenue Value share classes commenced operations as follows:
      Initial Class-January 2, 1998
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TAV-6 Third Avenue Value

---------------------
This portfolio may be appropriate for the investor who seeks capital growth in a broadly diverse stock portfolio.
---------------------
When a manager uses a "bottom up" approach, he or she looks primarily at individual companies against the context of broader market factors.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Equity

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to maximize long-term growth.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM), uses a "bottom-up" approach to investing and builds the fund's portfolio one company at a time by investing portfolio assets principally in:

 - Equity securities

TIM generally invests at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. TIM believes in long term investing and does not attempt to time the market. Each company passes through TIM's rigorous research process and stands on its own merits as a premier company.

TIM buys securities of companies it believes have the defining features of premier growth companies that are undervalued in the stock market. Premier companies, in the opinion of TIM, have many or all of the following features:

 - Shareholder-oriented management

 - Dominance in market share

 - Cost production advantages

 - Leading brands

 - Self-financed growth

 - Attractive reinvestment opportunities

While TIM invests principally in domestic common stocks, the portfolio may, to a lesser extent, invest in other securities or use other investment strategies in pursuit of its investment objective.

Under adverse or unstable market conditions, the portfolio could invest some or all of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

VALUE

The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

                                      ATST
                            TE-1 Transamerica Equity

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell 1000(R) Growth Index, provides a comprehensive and unbiased barometer of the large-cap growth market. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                                     46.50%

1998                                     43.28%

1999                                     37.79%

2000                                     (9.68)%

2001                                    (17.63)%

2002                                    (22.24)%

2003                                     31.22%

2004                                     15.81%

2005                                     16.54%

2006                                      8.71%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   33.85%  Quarter ended  12/31/99
Lowest:   (18.38)% Quarter ended   9/30/01

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                               10 YEARS
                                               OR LIFE
                            1 YEAR   5 YEARS   OF FUND*
                            ------   -------   --------
Initial Class               8.71%     8.40%     12.41%
Service Class               8.38%       N/A     17.11%
Russell 1000(R) Growth
  Index                     9.07%     2.69%      5.45%

 *  Initial Class shares commenced operations
    December 31, 1980; Service Class commenced operations on May 1, 2003.

(1) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Fund, Inc., which employed different investment strategies.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.69%      0.69%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.06%      0.06%
                                          ------------------
TOTAL                                       0.75%      1.00%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.75%      1.00%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006, restated to reflect current contractual advisory fees.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or
                                      ATST
                            TE-2 Transamerica Equity
    reimburse expenses to the extent such expenses exceed 0.85%, excluding 12b-1 fee and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.85% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 77     $240      $417      $  930
Service Class                 $102     $318      $552      $1,225
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.75% of the first $500 million; 0.70% over $500 million up to $2.5 billion; and 0.65% in excess of $2.5 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI received compensation from the portfolio (expressed as a specified percentage of the portfolio's average daily net assets) of: 0.75% of the first $500 million; and 0.70% in excess of $500 million.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% up to $500 million; 0.30% over $500 million up to $2.5 billion; and 0.25% in excess of $2.5 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

The average daily net assets for the purpose of calculating sub-advisory fees will be determined on a combined basis with the same named fund managed by the sub-adviser for Transamerica IDEX Mutual Funds.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to October 27, 2006, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.35% of the first $500 million; and 0.30% in excess of $500 million, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.71% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

GARY U. ROLLE, CFA, is Principal, Managing Director and Chief Investment Officer at TIM. He joined TIM's predecessor in 1967. He also manages sub-advised funds and institutional separate accounts in the large growth equity discipline. From 1980 to 1982, he served as the Chief Investment Officer for SunAmerica then returned to TIM as Chief Investment Officer. Mr. Rolle holds a B.S. in chemistry and economics from the University of California at Riverside.

TIM, through its parent company, has provided investment advisory services to various clients since 1967.

The SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of securities in the portfolio.

                                      ATST
                            TE-3 Transamerica Equity

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $23.87         $0.01            $2.07          $2.08          $--         $--          $--        $25.95
           12/31/2005     20.88         (0.02)            3.43           3.41        (0.08)      (0.34)       (0.42)        23.87
           12/31/2004     18.03          0.09             2.76           2.85           --          --           --         20.88
           12/31/2003     13.74         (0.02)            4.31           4.29           --          --           --         18.03
           12/31/2002     17.67         (0.04)           (3.89)         (3.93)          --          --           --         13.74
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     23.73         (0.05)            2.05           2.00           --          --           --         25.73
           12/31/2005     20.80         (0.07)            3.40           3.33        (0.06)      (0.34)       (0.40)        23.73
           12/31/2004     17.99          0.09             2.72           2.81           --          --           --         20.80
           12/31/2003     14.68         (0.04)            3.35           3.31           --          --           --         17.99
-----------------------------------------------------------------------------------------------------------------------------------

                                                          Ratios/Supplemental Data
                                           ------------------------------------------------------
                                           Net Assets,    Ratio of     Net Investment
                For the                      End of      Expenses to   Income (Loss)    Portfolio
                 Period        Total         Period      Average Net     to Average     Turnover
                Ended(b)    Return(c)(e)     (000's)      Assets(d)    Net Assets(d)     Rate(e)
-------------------------------------------------------------------------------------------------
Initial Class  12/31/2006        8.71%     $3,324,168       0.77%           0.04%          47%
               12/31/2005       16.54       1,670,310       0.80           (0.10)          34
               12/31/2004       15.81       1,229,731       0.81            0.48           69
               12/31/2003       31.22         640,555       0.78           (0.11)          19
               12/31/2002      (22.24)        370,216       0.82           (0.24)          23
-------------------------------------------------------------------------------------------------
Service Class  12/31/2006        8.38          64,730       1.02           (0.22)          47
               12/31/2005       16.28          37,784       1.05           (0.35)          34
               12/31/2004       15.62          18,159       1.08            0.49           69
               12/31/2003       22.55           1,600       1.05           (0.34)          19
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Equity share classes commenced operations as follows:
      Initial Class-December 31, 1980
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                            TE-4 Transamerica Equity

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation over the long term; is willing to take on the increased risks of investing in medium-sized companies; can withstand substantial volatility in the value of his shares of the portfolio; and wishes to add to his or her personal holdings a portfolio that invests primarily in common stocks of medium-sized companies.

(VAN KAMPEN INVESTMENTS LOGO)    Van Kampen Mid-Cap Growth


(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

Under normal market conditions, the portfolio will invest at least 80% of its net assets at the time of investment in securities of medium-sized companies. Under current market conditions, a medium-sized company is generally defined by reference to those companies represented in the Russell Midcap(R) Growth Index. As of December 31, 2006, the Russell Mid Cap Growth Index had a market capitalization of approximately $14 million to $2.4 billion. The portfolio's sub-adviser is Van Kampen Asset Management ("Van Kampen"). The Van Kampen U.S. Growth team seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The Van Kampen U.S. Growth team typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. The Van Kampen U.S. Growth team generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

The portfolio may also invest in common stocks and other equity securities of small- and large-sized companies, as well as preferred stocks, convertible securities rights and warrants, and debt securities.

Van Kampen may utilize options on securities, future contracts and options thereon in several different ways, depending upon the status of the portfolio's investment portfolio and its expectations concerning the securities market. Van Kampen may invest up to 25% of the portfolio's total assets in securities of foreign issuers, including emerging market securities, primarily through ownership of depositary receipts that are economically tied to one or more countries other than the U.S., including emerging market countries. An issuer generally will be deemed to be economically tied to the country (or countries) in which the issuer has at least 50% of its assets or from which it derives at least 50% of its revenues or profits, or in whose securities markets its securities principally trade.

The portfolio may also invest up to 10% of its assets in real estate investment trusts (REITs).

In anticipation of, or in response to, adverse market conditions or for cash management purposes, the portfolio may purchase and sell certain derivative instruments, such as options, futures and options on futures.

In times of stable or rising stock prices, the portfolio generally seeks to be fully invested. Even when the portfolio is fully invested, Van Kampen believes that at least a small portfolio of assets will be held as cash or cash equivalents to honor redemption requests and for other short-term needs.

The amount of portfolio assets invested in cash equivalents does not fluctuate with stock market prices, so that, in times of rising market prices, the portfolio may underperform the market in proportion to the amount of cash equivalents in its portfolio. By purchasing stock index futures contracts, stock index call options, or call options on stock index futures contracts, however, the portfolio can seek to "equitize" the cash portion of its assets and obtain performance that is equivalent to investing directly in equity securities.

Under adverse or unstable market conditions, the portfolio could invest a greater portion of its assets in cash, repurchase agreements and money market instruments. Although the portfolio would do this only in seeking to avoid losses, the portfolio may be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. These price movements may result from factors affecting individual companies, certain industries or the securities market as a whole.

                                      ATST
                        VKMCG-1 Van Kampen Mid-Cap Growth

Because the stocks a portfolio holds fluctuate in price, the value of your investment in the portfolio will go up and down.

GROWTH STOCKS

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with the value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines. Certain types of growth stocks, particularly technology stocks, can be extremely volatile and subject to greater price swings than the broader market.

SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more volatility in price than larger company securities. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

FOREIGN SECURITIES

Investments in foreign securities, including American Depositary Receipts
(ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts
(EDRs), involve risks relating to political, social and economic developments abroad, as well as risks resulting from the difference between the regulations to which U.S. and foreign issuer markets are subject. These risks may include, without limitation:

 - Changes in currency values

 - Currency speculation

 - Currency trading costs

 - Different accounting and reporting practices

 - Less information available to the public

 - Less (or different) regulation of securities markets

 - More complex business negotiations

 - Less liquidity

 - More fluctuations in prices

 - Delays in settling foreign securities transactions

 - Higher costs for holding shares (custodial fees)

 - Higher transaction costs

 - Vulnerability to seizure and taxes

 - Political instability and small markets

 - Different market trading days

EMERGING MARKETS

Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

CONVERTIBLE SECURITIES

Convertible securities may include corporate notes or preferred stock, but ordinarily are long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible

                                      ATST
                        VKMCG-2 Van Kampen Mid-Cap Growth
security tends to reflect the value of the underlying common stock.

PREFERRED STOCKS

Preferred stocks may include an obligation to pay a stated dividend. Their price could depend more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price.

WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

FIXED-INCOME SECURITIES

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

- fluctuations in market value

- changes in interest rates: the value of a fixed-income generally decreases as interest rate rise

- length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates

- issuers defaulting on their obligations to pay interest or return principal.

REITS

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law, could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING AGGRESSIVELY

- The value of developing-company stocks may be very volatile, and can drop significantly in a short period of time.

- Rights, options and futures contracts may not be exercised and may expire worthless.

- Warrants and rights may be less liquid than stocks.

- Use of futures and other derivatives may make the portfolio more volatile.

DERIVATIVES

The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk. Certain derivatives may be illiquid, which may reduce the return of the portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. As a result of inaccurate market predictions by the sub-adviser, the portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that the portfolio will be able to engage in these transactions to reduce exposure to other risks.

FUTURES AND OPTIONS

Futures and options involve additional investment risks and transactional costs, and draw upon skills

                                      ATST
                        VKMCG-3 Van Kampen Mid-Cap Growth
and experience which are different than those needed to pick other securities. Special risks include:

- Inaccurate market predictions

- Imperfect correlation

- Illiquidity

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of a broad measure of market performance. This portfolio's benchmark, the Russell Midcap(R) Growth Index, is a widely recognized unmanaged index of market performance which measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                    21.45%

1998                    37.33%

1999                   105.16%

2000                   (11.92)%

2001                   (33.23)%

2002                   (33.06)%

2003                    28.15%

2004                     7.14%

2005                     7.55%

2006                     9.91%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   62.73%  Quarter ended    12/31/99
Lowest:   (25.80)% Quarter ended    12/31/00

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                             10 YEARS OR
                         1 YEAR   5 YEARS   LIFE OF FUND*
                         ------   -------   -------------
Initial Class             9.91%     1.67%         8.14%
Service Class             9.59%      N/A         11.92%
Russell Midcap(R)
  Growth Index           10.66%     8.23%         8.62%

*   Service Class shares commenced operations of May 1,
    2003.

Note: Prior to November 1, 2005, this portfolio was named Van Kampen Emerging Growth and the sub-adviser employed a different investment style.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
                                      ATST
                        VKMCG-4 Van Kampen Mid-Cap Growth

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.80%      0.80%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.09%      0.09%
                                          ------------------
TOTAL                                       0.89%      1.14%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.89%      1.14%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 1.00%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 1.00% of average daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 91     $284      $493      $1,096
Service Class                 $116     $362      $628      $1,386
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.80% of the first $1 billion of average daily net assets; and 0.775% of average daily net assets in excess of $1 billion.

NOTE: The advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI received compensation from the portfolio of 0.80% of the portfolio's average daily net assets.

SUB-ADVISER: Van Kampen Asset Management, 1221 Avenue of the Americas, 5th Floor, New York, NY 10020

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the indicated annual rates (expressed as a specified percentage of the portfolio's average daily net assets): 0.40% of the first $1 billion; and 0.375% in excess of $1 billion, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to the expense limitation.

NOTE: The sub-advisory fees for this portfolio were recently reduced. Prior to January 1, 2007, TFAI paid the sub-adviser monthly compensation (expressed as a specified percentage of the portfolio's average daily net assets): 0.40%, less 50% of any amount reimbursed to the portfolio by TFAI pursuant to any expense limitation.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.80% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by members of Van Kampen's U.S. Growth team. Current members of the team jointly and primarily responsible for the day-to-day management of the portfolio are Dennis P. Lynch and David S. Cohen, each a Managing

                                      ATST
                        VKMCG-5 Van Kampen Mid-Cap Growth

Director, and Sam G. Chainani and Alexander T. Norton, each an Executive
Director.

DENNIS P. LYNCH (LEAD MANAGER) is responsible for the execution of the overall strategy of the portfolio. Mr. Lynch has worked at Van Kampen since 1998 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Lynch worked in an investment management capacity for Van Kampen.

DAVIS S. COHEN (CO-MANAGER) has worked for Van Kampen since 1993 and joined Van Kampen's U.S. Growth team in 2002. Prior to 2002, Mr. Cohen worked in an investment management capacity for Van Kampen.

SAM G. CHAINANI (CO-MANAGER) has worked for Van Kampen since 1996 and joined Van Kampen's U.S. Growth team in 2004. Prior to 2004, Mr. Chainani was a strategy specialist for Van Kampen.

ALEXANDER T. NORTON (CO-MANAGER) has worked for Van Kampen since 2000 and joined Van Kampen's U.S. Growth team in July 2005. Prior to July 2005, Mr. Norton worked in a research capacity for Van Kampen.

Van Kampen has provided investment advisory services to various clients since 1935.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                        VKMCG-6 Van Kampen Mid-Cap Growth

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a share outstanding throughout each period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $19.18         $0.05            $1.85          $1.90          $--         $--          $--        $21.08
           12/31/2005     17.85         (0.02)            1.37           1.35        (0.02)         --        (0.02)        19.18
           12/31/2004     16.66          0.01             1.18           1.19           --          --           --         17.85
           12/31/2003     13.00         (0.06)            3.72           3.66           --          --           --         16.66
           12/31/2002     19.44         (0.04)           (6.39)         (6.43)       (0.01)         --        (0.01)        13.00
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     19.07            --(f)          1.84           1.84           --          --           --         20.91
           12/31/2005     17.78         (0.07)            1.36           1.29           --          --           --         19.07
           12/31/2004     16.63          0.01             1.14           1.15           --          --           --         17.78
           12/31/2003     13.83         (0.06)            2.86           2.80           --          --           --         16.63
-----------------------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplemental Data
                                       ------------------------------------------------------------
                                       Net Assets,                       Net Investment
            For the                      End of      Ratio of Expenses   Income (Loss)    Portfolio
             Period        Total         Period         to Average         to Average     Turnover
            Ended(b)    Return(c)(e)     (000's)       Net Assets(d)     Net Assets(d)     Rate(e)
---------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006        9.91%       $593,375          0.89%              0.24%           65%
           12/31/2005        7.55         642,496          0.92              (0.13)          177
           12/31/2004        7.14         702,974          0.89               0.09           170
           12/31/2003       28.15         762,732          0.86              (0.39)          171
           12/31/2002      (33.06)        652,427          0.88              (0.27)          231
---------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006        9.59           6,634          1.14                 --(f)         65
           12/31/2005        7.31           4,758          1.17              (0.40)          177
           12/31/2004        6.92           2,971          1.15               0.06           170
           12/31/2003       20.25             548          1.12              (0.61)          171
---------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Van Kampen Mid-Cap Growth share classes commenced operations as follows:
      Initial Class-March 1, 1993
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Rounds to less than $0.01 or 0.01%.

                                      ATST
                        VKMCG-7 Van Kampen Mid-Cap Growth

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

                                                                      PROSPECTUS

                                                              AEGON/TRANSAMERICA
                                                                    SERIES TRUST

                                                                     May 1, 2007

     AS WITH ALL FUND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION
              HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
                  PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Table of Contents

------------------------------------------------------- AEGON/TRANSAMERICA SERIES TRUST
Information about each portfolio you               i    Investor Information
should know before investing.                           INDIVIDUAL PORTFOLIO DESCRIPTIONS
                                            AACONP-1    Asset Allocation -- Conservative Portfolio
                                            AAMODP-1    Asset Allocation -- Moderate Portfolio
                                             AAMGP-1    Asset Allocation -- Moderate Growth Portfolio
                                               TMM-1    Transamerica Money Market

------------------------------------------------------- ADDITIONAL INFORMATION -- ALL PORTFOLIOS
Additional information                             1    Management
regarding AEGON/Transamerica                       2    Other Information
Series Trust portfolios.

------------------------------------------------------- FOR MORE INFORMATION
Where to learn more                       Appendix A    Explanation of Strategies and Risks
about each portfolio.                     Appendix B    Description of Certain Underlying Funds/Portfolios
                                                        Back Cover

Investor Information

(GLOBE ICON)
OVERVIEW
----------------------------------------

AEGON/Transamerica Series Trust (Trust or ATST), formerly known as AEGON/Transamerica Series Fund, Inc., currently offers several separate series or investment portfolios. This prospectus describes the portfolios that are available under the policy or annuity contract that you have chosen. The Trust is an open-end management investment company, more commonly known as a mutual fund.

Shares of these portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company and Transamerica Occidental Life Insurance Company to fund the benefits under certain individual flexible premium variable life insurance policies and individual and group variable annuity contracts. Shares of these portfolios may be made available to other insurance companies and their separate accounts in the future.

INVESTMENT CONSIDERATIONS

- Each portfolio has its own investment strategy and risk profile. Generally, the higher the expected rate of return, the greater the risk of loss.

- No single portfolio should be a complete investment program; consider diversifying your portfolio choices.

- You should evaluate each portfolio in relation to your personal financial situation, investment goals, and comfort with risk. Your investment representative can help you determine which portfolios are right for you.

RISKS

- There can be no assurance that any portfolio will achieve its investment goal or objective.

- Because you could lose money by investing in a portfolio, take the time to read each portfolio description and consider all risks before investing.

- All securities markets, interest rates, and currency valuations move up and down, sometimes dramatically, and mixed with the good years can be some bad years. Since no one can predict exactly how financial markets will perform, you may want to exercise patience and focus not on short-term market movements, but on your LONG-TERM investment goals.

- Portfolio shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Portfolio shares involve investment risks, including the possible loss of principal.

- Past performance does not necessarily indicate future results.

- To the extent authorized by law, ATST and each of the portfolios reserve the right to discontinue offering shares at any time, to merge a class of shares or to cease operations entirely.

More detailed information about each portfolio, its investment policies, and its particular risks can be found in the AEGON/Transamerica Series Trust Statement of Additional Information (SAI).

TO HELP YOU UNDERSTAND . . .

In this prospectus, you will see the symbols below.

These are "icons" which serve as tools to direct you to the type of information that is included in the accompanying paragraphs.

The icons are for your convenience and to assist you as you read this prospectus.

       The target directs you to a portfolio's goal or objective.
(BULLSEYE ICON)

       The chess piece indicates discussion about a portfolio's strategies. (CHESS PIECE ICON)

       What are the underlying funds/portfolios in which the asset allocation (ICON7)portfolios may invest? See the lists of all underlying funds/portfolios.

       The stoplight indicates the risks of investing in a portfolio. (STOPLIGHT ICON)

       The graph indicates investment performance.
(GRAPH ICON)

       The question mark provides information on the total annualized weighted average expense ratios of the asset allocation portfolios.
(QUESTION ICON)

       The briefcase provides information about portfolio management. (BRIEFCASE ICON)

       The money sign provides financial information about your portfolio. (MONEY ICON)

PLEASE NOTE: THE NAMES, INVESTMENT OBJECTIVES, AND POLICIES OF CERTAIN PORTFOLIOS MAY BE SIMILAR TO THE NAMES, INVESTMENT OBJECTIVES AND POLICIES OF OTHER PORTFOLIOS/FUNDS THAT ARE MANAGED BY THE SAME SUB-ADVISER. THE INVESTMENT RESULTS OF THE TRUST'S PORTFOLIOS MAY BE HIGHER OR LOWER THAN THE RESULTS OF THOSE PORTFOLIOS/FUNDS. THERE IS NO ASSURANCE, AND NO REPRESENTATION MADE, THAT THE INVESTMENT RESULTS OF ANY OF THE TRUST'S PORTFOLIOS WILL BE COMPARABLE TO ANY OTHER PORTFOLIO/FUND.

---------------------
This portfolio may be appropriate for the investor who seeks to preserve capital.

(MORNINGSTAR LOGO)    Asset Allocation -- Conservative Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks current income and preservation of capital.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve the objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying funds/portfolios").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it seeks to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 35% of assets in equities, 55% of assets in bonds, and 10% of assets in cash, cash equivalents, or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(ICON7)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets
   Debt

                                      ATST
               AACONP-1 Asset Allocation -- Conservative Portfolio

 - TA IDEX Van Kampen Small Company
 Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - MFS High Yield

 - Marsico Growth

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds and portfolios, as described in their prospectuses. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

                                      ATST
               AACONP-2 Asset Allocation -- Conservative Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and the risks of underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and the table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Lehman Brother Aggregate Bond Index, a widely recognized unmanaged index of market performance which is comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years, and the secondary benchmark, the Dow Jones Wilshire 5000 Total Market Index, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. Absent limitation of portfolio expenses, performance would have been lower.

The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    22.91%

2004                     9.71%

2005                     5.18%

2006                     9.45%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   10.24%  Quarter ended    6/30/03
Lowest:    (1.58)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                     9.45%        7.65%
Service Class                     9.14%       11.01%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

                                      ATST
               AACONP-3 Asset Allocation -- Conservative Portfolio

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                   CLASS OF SHARES
                                  INITIAL    SERVICE
----------------------------------------------------
Management fees                     0.10%      0.10%
Rule 12b-1 fees                     0.00%(b)   0.25%
Other expenses                      0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                 0.80%      0.80%
                                  ------------------
TOTAL(d)                            0.93%      1.18%
Expense reduction(c)                0.00%      0.00%
                                  ------------------
NET OPERATING EXPENSES(d)           0.93%      1.18%
----------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $ 95     $296      $515      $1,143
Service Class                 $120     $375      $649      $1,432
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
               AACONP-4 Asset Allocation -- Conservative Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
               AACONP-5 Asset Allocation -- Conservative Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $11.43         $0.41            $0.62          $1.03       $(0.38)     $(0.54)      $(0.92)       $11.54
           12/31/2005     12.04          0.47             0.12           0.59        (0.32)      (0.88)       (1.20)        11.43
           12/31/2004     11.16          0.24             0.82           1.06        (0.03)      (0.15)       (0.18)        12.04
           12/31/2003      9.09          0.04             2.04           2.08        (0.01)         --        (0.01)        11.16
           12/31/2002     10.00          0.06            (0.97)         (0.91)          --          --           --          9.09
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     11.41          0.40             0.60           1.00        (0.37)      (0.54)       (0.91)        11.50
           12/31/2005     12.03          0.47             0.10           0.57        (0.31)      (0.88)       (1.19)        11.41
           12/31/2004     11.15          0.25             0.79           1.04        (0.01)      (0.15)       (0.16)        12.03
           12/31/2003      9.53            --             1.62           1.62           --          --           --         11.15
-----------------------------------------------------------------------------------------------------------------------------------

                                                                Ratios/Supplemental Data
                                             --------------------------------------------------------------
                                                 Net
                                               Assets,                          Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006        9.45%      $527,618           0.13%               3.54%           18%
                 12/31/2005        5.18        516,376           0.14                4.01            40
                 12/31/2004        9.71        511,683           0.14                2.10            53
                 12/31/2003       22.91        453,710           0.13                0.45            24
                 12/31/2002       (9.10)       169,834           0.19                1.07            28
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006        9.14        290,272           0.38                3.44            18
                 12/31/2005        5.01        172,601           0.39                4.03            40
                 12/31/2004        9.45         84,490           0.39                2.19            53
                 12/31/2003       17.00         15,030           0.38                0.03            24
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Conservative Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
               AACONP-6 Asset Allocation -- Conservative Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation and current income.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 50% of assets in equity, 45% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of the ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica Flexible Income

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
                 AAMODP-1 Asset Allocation -- Moderate Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
                 AAMODP-2 Asset Allocation -- Moderate Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges; the secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index of market performance comprised of approximately 6,000 publicly traded bonds with an approximate average maturity of 10 years. Absent any limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    24.87%

2004                    11.39%

2005                     7.44%

2006                    11.48%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   11.35%  Quarter ended    6/30/03
Lowest:    (1.57)% Quarter ended    3/31/05

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    11.48%        8.56%
Service Class                    11.21%       13.24%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously,

                                      ATST
                 AAMODP-3 Asset Allocation -- Moderate Portfolio these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.
FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.85%      0.85%
                                 ------------------
TOTAL(d)                           0.98%      1.23%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(d)          0.98%      1.23%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $100     $312      $542      $1,201
Service Class                 $125     $390      $676      $1,489
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGER:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception;

                                      ATST
                 AAMODP-4 Asset Allocation -- Moderate Portfolio

Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
                 AAMODP-5 Asset Allocation -- Moderate Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                        Net Asset   -------------------------------------------   -------------------------------------   Net Asset
            For the      Value,          Net         Net Realized                  From Net    From Net                    Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.24         $0.44            $0.89          $1.33       $(0.33)     $(0.58)      $(0.91)       $12.66
           12/31/2005     12.10          0.40             0.46           0.86        (0.22)      (0.50)       (0.72)        12.24
           12/31/2004     10.99          0.18             1.06           1.24        (0.03)      (0.10)       (0.13)        12.10
           12/31/2003      8.81          0.04             2.15           2.19        (0.01)         --        (0.01)        10.99
           12/31/2002     10.00          0.06            (1.25)         (1.19)          --          --           --          8.81
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.20          0.43             0.87           1.30        (0.32)      (0.58)       (0.90)        12.60
           12/31/2005     12.09          0.41             0.42           0.83        (0.22)      (0.50)       (0.72)        12.20
           12/31/2004     10.98          0.18             1.03           1.21         --(h)      (0.10)       (0.10)        12.09
           12/31/2003      9.21          0.01             1.76           1.77           --          --           --         10.98
-----------------------------------------------------------------------------------------------------------------------------------

                                                               Ratios/Supplemental Data
                                             ------------------------------------------------------------
                                                              Ratio of
                                             Net Assets,      Expenses        Net Investment
                  For the                      End of        to Average       Income (Loss)     Portfolio
                   Period        Total         Period            Net            to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)      Assets(d)(g)     Net Assets(d)(f)    Rate(e)
---------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       11.48%     $1,591,304         0.13%              3.53%            3%
                 12/31/2005        7.44       1,509,579         0.14               3.36            24
                 12/31/2004       11.39       1,405,218         0.13               1.61            30
                 12/31/2003       24.87       1,169,496         0.12               0.39            16
                 12/31/2002      (11.90)        405,684         0.15               1.03            21
---------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       11.21       1,043,139         0.38               3.44             3
                 12/31/2005        7.13         605,462         0.39               3.40            24
                 12/31/2004       11.13         227,221         0.39               1.63            30
                 12/31/2003       19.22          28,018         0.37               0.13            16
---------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Portfolio share classes commenced operations as follows:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

(h) Rounds to less than $0.01.

                                      ATST
                 AAMODP-6 Asset Allocation -- Moderate Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks capital appreciation with a longer-term time horizon and can tolerate some market volatility.

(MORNINGSTAR LOGO)    Asset Allocation -- Moderate Growth Portfolio

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks capital appreciation with current income as a secondary objective.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio seeks to achieve this objective by investing its assets in a diversified combination of underlying ATST portfolios and certain funds of Transamerica IDEX Mutual Funds based on the portfolio's investment objective (the "underlying portfolios/funds").

In seeking to achieve its investment objective, the portfolio follows the following investment strategies:

 - Under normal market conditions, it expects to adjust its investments in underlying funds and/or portfolios to achieve a mix over time of approximately 70% of assets in equities, 25% of assets in bonds, and 5% of assets in cash, cash equivalents or other money market instruments. These percentages may vary at different times.

 - The portfolio decides how much of its assets to allocate to each underlying fund and portfolio based on what it considers to be prudent diversification principles, its outlook for the markets in which it invests, historical performance, global markets' current valuations, and other global economic factors.

 - The portfolio may periodically adjust its allocations to favor investments in those underlying funds and portfolios that are expected to provide the most favorable outlook for achieving its investment objective.

 - The portfolio may also invest directly in government securities and short-term commercial paper.

It is not possible to predict the extent to which the portfolio will be invested in a particular underlying fund or portfolio at any time.

As a consequence of its investment strategies and policies, the portfolio may be a significant shareholder in certain underlying funds/portfolios.

The portfolio's portfolio construction manager, Morningstar Associates, LLC (the "Portfolio Construction Manager"), determines the portfolio's asset allocations and periodic changes thereto, and other portfolio investments.

(LIST ICON)
LIST OF UNDERLYING FUNDS AND PORTFOLIOS
----------------------------------------

This section describes the underlying funds and portfolios in which the portfolio may invest. For a summary of their respective investment objectives and principal investment strategies and risks, please refer to Appendix B of this prospectus. The underlying funds/portfolios may change from time to time. Further information about an underlying portfolio is contained in that underlying portfolio's prospectus, available online at www.transamericaseriestrust.com, in the case of ATST underlying portfolios, and at www.transamericaidex.com, in the case of the TA IDEX underlying funds.

TA IDEX UNDERLYING MUTUAL FUNDS:

 - TA IDEX AllianceBernstein International Value

 - TA IDEX Bjurman, Barry Micro Emerging Growth

 - TA IDEX BlackRock Global Allocation

 - TA IDEX Evergreen Health Care

 - TA IDEX Evergreen International Small Cap

 - TA IDEX JPMorgan International Bond

 - TA IDEX Legg Mason Partners Investors Value

 - TA IDEX Loomis Sayles Bond

 - TA IDEX Marsico International Growth

 - TA IDEX Neuberger Berman International

 - TA IDEX Oppenheimer Developing Markets

 - TA IDEX Oppenheimer Small- & Mid-Cap Value

 - TA IDEX PIMCO Real Return TIPS

 - TA IDEX Third Avenue Value

 - TA IDEX Transamerica High-Yield Bond

 - TA IDEX Transamerica Short-Term Bond

 - TA IDEX UBS Large Cap Value

 - TA IDEX Van Kampen Emerging Markets Debt

                                      ATST
              AAMGP-1 Asset Allocation -- Moderate Growth Portfolio

 - TA IDEX Van Kampen Small Company Growth

ATST UNDERLYING PORTFOLIOS:

 - American Century Large Company Value

 - BlackRock Large Cap Value

 - Capital Guardian Global

 - Capital Guardian U.S. Equity

 - Capital Guardian Value

 - Clarion Global Real Estate Securities

 - Federated Market Opportunity

 - JPMorgan Core Bond

 - JPMorgan Enhanced Index

 - JPMorgan Mid Cap Value

 - Jennison Growth

 - Legg Mason Partners All Cap

 - Marsico Growth

 - MFS High Yield

 - Munder Net50

 - PIMCO Total Return

 - T. Rowe Price Equity Income

 - T. Rowe Price Growth Stock

 - T. Rowe Price Small Cap

 - Templeton Transamerica Global

 - Transamerica Balanced

 - Transamerica Convertible Securities

 - Transamerica Equity

 - Transamerica Growth Opportunities

 - Transamerica Money Market

 - Transamerica Science & Technology

 - Transamerica Small/Mid Cap Value

 - Transamerica U.S. Government Securities

 - Transamerica Value Balanced

 - Van Kampen Active International Allocation

 - Van Kampen Large Cap Core

 - Van Kampen Mid-Cap Growth

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

The portfolio is subject to the following primary investment risks, which derive from the risks of the underlying funds and portfolios in which it invests (each underlying fund/portfolio is not necessarily subject to each risk listed below -- see the description of the underlying funds/portfolios in Appendix B):

UNDERLYING FUNDS AND PORTFOLIOS

Because the portfolio invests its assets in various underlying funds and portfolios, its ability to achieve its investment objective depends largely on the performance of the underlying funds and portfolios in which it invests. The portfolio is indirectly subject to all of the risks associated with an investment in the underlying funds, as described in this prospectus. In addition, the portfolio will bear a pro rata portion of the operating expenses of the underlying funds and portfolios in which it invests, and it is subject to business and regulatory developments affecting the underlying funds and portfolios.

ASSET ALLOCATION

The Portfolio Construction Manager allocates the portfolio's assets among various underlying funds and portfolios. These allocations may be unsuccessful in maximizing the portfolio's return and/or avoiding investment losses.

STOCKS

While stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. This risk may be particularly acute with respect to investments in small- and medium-sized companies, as well as investments in growth stocks.

FIXED-INCOME SECURITIES

Investments in fixed-income securities may subject the portfolio to interest rate risk, as the value of fixed-income securities generally change in value inversely with changes in interest rates. This risk is most acute with respect to fixed-income securities with longer durations. In addition, investments in fixed-income securities may expose the portfolio to credit risk, which is the risk that an issuer of a fixed-income security will default or not be able to meet its financial obligations.

                                      ATST
              AAMGP-2 Asset Allocation -- Moderate Growth Portfolio

FOREIGN SECURITIES

Investments in securities issued by foreign companies or governments may subject the portfolio to risks that are different from, or in addition to, investments in the securities of domestic issuers. These risks include, without limitation, exposure to currency fluctuations, a lack of adequate company information, political instability, and differing auditing and reporting standards.

YOU MAY LOSE MONEY IF YOU INVEST IN THIS PORTFOLIO.

These and other risks of the underlying funds/portfolios are also described in the section entitled "Explanation of Strategies and Risks" in Appendix A of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year, and how the portfolio's average total returns for different periods compare to the returns of broad measures of market performance. This portfolio's primary benchmark, the Dow Jones Wilshire 5000 Total Market Index, is a widely recognized, unmanaged index of market performance, which tracks the returns of practically all publicly traded, U.S. headquartered stocks that trade on the major exchanges. The secondary benchmark is the Lehman Brothers Aggregate Bond Index, a widely recognized, unmanaged index comprised of approximately 6000 publicly traded bonds with an approximate average maturity of 10 years. Absent limitation of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 Plan. Past performance is not a prediction of future returns.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


2003                    27.17%

2004                    13.54%

2005                     9.91%

2006                    13.83%

The highest and lowest quarterly returns for the period reflected in the bar chart are:

Highest:   12.68%  Quarter ended       6/30/03
Lowest:    (1.88)% Quarter ended       3/31/03

                          AVERAGE ANNUAL TOTAL RETURNS
                  (For Calendar Year ended December 31, 2006)

                                 1 YEAR   LIFE OF FUND*
                                 ------   -------------
Initial Class                    13.83%        9.67%
Service Class                    13.54%       15.94%
Dow Jones Wilshire 5000 Total
  Market Index                   15.88%        9.16%
Lehman Brothers Aggregate Bond
  Index                           4.33%        4.98%

*   Initial Class shares commenced operations May 1,
    2002; Service Class shares commenced operations May 1, 2003.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not
                                      ATST
              AAMGP-3 Asset Allocation -- Moderate Growth Portfolio reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE
ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)
% of average daily net assets

                                  CLASS OF SHARES
                                 INITIAL    SERVICE
---------------------------------------------------
Management fees                    0.10%      0.10%
Rule 12b-1 fees                    0.00%(b)   0.25%
Other expenses                     0.03%      0.03%
Acquired Fund Fees and Expenses
  (fees and expenses of
  underlying funds)                0.88%      0.88%
                                 ------------------
TOTAL(D)                           1.01%      1.26%
Expense reduction(c)               0.00%      0.00%
                                 ------------------
NET OPERATING EXPENSES(D)          1.01%      1.26%
---------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund
    Advisors, Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses that exceed 0.25%, excluding 12b-1 fees, certain extraordinary expenses and acquired (i.e. underlying) funds' fees and expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.25% of average daily net assets, excluding 12b-1 fees, acquired funds' fees and expenses and extraordinary expenses.
(d) Fund operating expenses do not correlate to the ratios of expenses to average net assets in the financial highlights table, which do not include acquired (i.e. underlying) funds' fees and expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only. The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

SHARE CLASS                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $103     $322      $558      $1,236
Service Class                 $128     $400      $692      $1,523
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc. TFAI, 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.10% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.10% of the portfolio's average daily net assets.

PORTFOLIO CONSTRUCTION MANAGER: Morningstar Associates, LLC, located at 225 West Wacker Drive, Chicago, IL 60606, serves as a portfolio construction manager and, as such, makes asset allocation and fund selection decisions for the portfolio.

PORTFOLIO CONSTRUCTION MANAGER COMPENSATION: The Portfolio Construction Manager receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.10% of the portfolio's average daily net assets.

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

PORTFOLIO MANAGERS:

The portfolio is managed by the following portfolio construction team. In addition to this team, Morningstar Associates, LLC utilizes a number of other internal asset allocation consultants that serve as an investment resource to the team. Prior to joining the portfolio construction team, Mr. Stout, Mr. Hale and Mr. McConnell served as asset allocation consultants since the portfolio's inception; Mr. Kowara served as an asset allocation consultant since his return to Morningstar in 2004.

                                      ATST
              AAMGP-4 Asset Allocation -- Moderate Growth Portfolio

MICHAEL STOUT, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC, and joined Morningstar in 1993 as a research analyst covering closed-end funds. He moved to open-end fund coverage in early 1996, and in 1997 became a senior analyst and editor of stock-fund research. Mr. Stout was one of the founding members of Morningstar Associates' Institutional Investment Consulting Group, launched in 1998, and currently serves as a senior consultant. Prior to joining Morningstar, he was an investment consultant with A.G. Edwards & Sons and was an officer in the U.S. Air Force. He holds a BA from the Ohio State University, an MBA from the University of Texas, and is a Chartered Financial Analyst. He began performing asset allocation services for the portfolio in 2006.

JON HALE, PHD, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1995 as an analyst covering closed-end funds, and began covering open-end funds the next year. As a fund analyst, Mr. Hale covered funds across the full range of investment categories. From 1998 to 2000, he helped launch Morningstar's Institutional Investment Consulting
Group, and then joined the management team at Domini Social Investments, LLC. Mr. Hale then rejoined the consulting group at Morningstar in November 2001 as a senior consultant. Prior to joining Morningstar, he taught at several universities. Mr. Hale has a BA with Honors from the University of Oklahoma, and a PhD in Political Science from Indiana University. He began performing asset allocation services for the portfolio in 2006.

JEFF MCCONNELL, CFA, Co-Portfolio Manager, is a Senior Consultant at Morningstar Associates, LLC and joined Morningstar in 1997 as a fund analyst, specializing in domestic equity. Mr. McConnell also worked as a stock analyst in Morningstar's Equities Analysis Group. Prior to joining Morningstar, he worked as an institutional consultant at SEI Corporation. Mr. McConnell holds a BA in Economics from Michigan State University and an MBA from DePaul University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

MACIEJ KOWARA, PHD, CFA, Co-Portfolio Manager, and Research & Development Consultant of Morningstar Associates, LLC. Mr. Kowara joined Morningstar Associates in February 2004 as the head of Morningstar Associates' research and development and quantitative analysis efforts. Prior to that, he spent five years as an analyst at Deutsche Bank's Scudder Investments group and prior to joining Deutsche Bank, was a senior mutual-fund analyst at Morningstar specializing in fixed-income funds. Mr. Kowara holds a BA from University of Toronto and a PhD from Harvard University. He is a Chartered Financial Analyst and a member of the Investment Analysts Society of Chicago. He began performing asset allocation services for the portfolio in 2006.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the portfolio.

                                      ATST
              AAMGP-5 Asset Allocation -- Moderate Growth Portfolio

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for as long as it has been operating. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                     For a Share Outstanding throughout Each Period(a)
                        -----------------------------------------------------------------------------------------------------------
                                               Investment Operations                          Distributions
                                    -------------------------------------------   -------------------------------------
                        Net Asset                                                                From                     Net Asset
            For the      Value,          Net         Net Realized                  From Net      Net                       Value,
             Period     Beginning    Investment     and Unrealized     Total      Investment   Realized       Total          End
            Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income      Gains     Distributions   of Period
-----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class    12/31/2006    $12.80         $0.43            $1.27          $1.70       $(0.22)     $(0.56)      $(0.78)       $13.72
           12/31/2005     12.18          0.30             0.88           1.18        (0.14)      (0.42)       (0.56)        12.80
           12/31/2004     10.82          0.13             1.32           1.45        (0.02)      (0.07)       (0.09)        12.18
           12/31/2003      8.52          0.03             2.28           2.31        (0.01)         --        (0.01)        10.82
           12/31/2002     10.00          0.08            (1.56)         (1.48)          --          --           --          8.52
-----------------------------------------------------------------------------------------------------------------------------------
Service
  Class    12/31/2006     12.75          0.42             1.24           1.66        (0.21)      (0.56)       (0.77)        13.64
           12/31/2005     12.15          0.29             0.86           1.15        (0.13)      (0.42)       (0.55)        12.75
           12/31/2004     10.83          0.12             1.29           1.41        (0.02)      (0.07)       (0.09)        12.15
           12/31/2003      8.87          0.01             1.95           1.96           --          --           --         10.83
-----------------------------------------------------------------------------------------------------------------------------------

                                                                RATIOS/SUPPLEMENTAL DATA
                                             --------------------------------------------------------------
                                             Net Assets,                        Net Investment
                  For the                      End of      Ratio of Expenses    Income (Loss)     Portfolio
                   Period        Total         Period         to Average          to Average      Turnover
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)(g)    Net Assets(d)(f)    Rate(e)
-----------------------------------------------------------------------------------------------------------
Initial Class    12/31/2006       13.83%     $2,277,269          0.13%               3.25%            2%
                 12/31/2005        9.91       1,892,007          0.14                2.47            23
                 12/31/2004       13.54       1,560,998          0.14                1.15            30
                 12/31/2003       27.17       1,166,851          0.12                0.34            13
                 12/31/2002      (14.80)        396,608          0.15                1.33            23
-----------------------------------------------------------------------------------------------------------
Service Class    12/31/2006       13.54       1,823,589          0.38                3.15             2
                 12/31/2005        9.71         858,857          0.39                2.40            23
                 12/31/2004       13.16         272,625          0.39                1.08            30
                 12/31/2003       22.10          40,083          0.37                0.17            13
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Asset Allocation-Moderate Growth Portfolio share classes commenced operations on:
      Initial Class-May 1, 2002
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

(f) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g) Does not include expenses of the investment companies in which the Fund invests.

                                      ATST
              AAMGP-6 Asset Allocation -- Moderate Growth Portfolio

---------------------
This portfolio may be appropriate for the investor who seeks a low risk, relatively low cost way to achieve current income through high-quality money market securities.
---------------------
A "money market" portfolio tries to maintain a share price of $1.00 while paying income to its shareholders.

(TRANSAMERICA INVESTMENT MANAGEMENT LOGO)    Transamerica Money Market

(BULLSEYE ICON)
OBJECTIVE
----------------------------------------

This portfolio seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

(CHESS PIECE ICON)
PRINCIPAL INVESTMENT STRATEGIES
----------------------------------------

The portfolio's sub-adviser, Transamerica Investment Management, LLC (TIM) seeks to achieve the portfolio's objective by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in the following U.S. dollar-denominated instruments:

 - Short-term corporate obligations, including commercial paper, notes and bonds

 - Obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities

 - Obligations of U.S. and foreign banks, or their foreign branches, and U.S. savings banks

 - Repurchase agreements involving any of the securities mentioned above

TIM also seeks to maintain a stable net asset value of $1.00 per share by:

 - Investing in securities which present minimal credit risk; and

 - Maintaining the average maturity of obligations held in the portfolio at 90 days or less.

Bank obligations purchased for the portfolio are limited to U.S. or foreign banks with total assets of $1.5 billion or more. Similarly, savings association obligations purchased for the portfolio are limited to U.S. savings association obligations issued by U.S. savings banks with total assets of $1.5 billion or more. Foreign securities purchased for the portfolio must be U.S. dollar-denominated and issued by foreign governments, agencies or instrumentalities, or banks that meet the minimum $1.5 billion capital requirement. These foreign obligations must also meet the same quality requirements as U.S. obligations. The commercial paper and other short-term corporate obligations TIM buys for the portfolio are determined by the portfolio manager to present minimal credit risks.

(STOPLIGHT ICON)
PRIMARY RISKS
----------------------------------------

INTEREST RATES

The interest rates on short-term obligations held in the portfolio will vary, rising or falling with short-term interest rates generally. The portfolio's yield will tend to lag behind general changes in interest rate.

The ability of the portfolio's yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates.

DEFAULT

The portfolio is also subject to the risk that the issuer of a security in which it invests may fail to pay the principal or interest payments when due. This will lower the return from, and the value of, the security, which will lower the performance of the portfolio.

FOREIGN SECURITIES

To the extent the portfolio invests in foreign securities, it is subject to changing political and economic climates and potentially less liquidity.

MARKET

The value of securities owned by the portfolio may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries.

AN INVESTMENT IN THE PORTFOLIO IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

These and other risks are also described in the section entitled "Explanation of Strategies and Risks" in "Appendix A" of this prospectus.

DISCLOSURE OF PORTFOLIO HOLDINGS

A detailed description of the portfolio's policies and procedures with respect to the disclosure of its portfolio securities is available in the Statement of

                                      ATST
                         TMM-1 Transamerica Money Market

Additional Information (SAI). The portfolio publishes its top ten holdings on its website at www.transamericaseriestrust.com within two weeks after the end of each month. In addition, the portfolio publishes all holdings on its website approximately 30 days after the end of each calendar quarter. Such information will generally remain online for six months, or as otherwise consistent with applicable regulations.

(GRAPH ICON)
PAST PERFORMANCE(1)
----------------------------------------

The bar chart and table below provide some indication of the risks of investing in the portfolio by showing you how the performance of Initial Class shares has varied from year to year. Absent limitations of portfolio expenses, performance would have been lower. The performance calculations do not reflect charges or deductions which are, or may be, imposed under the policies or the annuity contracts.

Initial Class shares and Service Class shares have different expense structures. Service Class shares have higher expenses (and therefore lower performance) resulting from its 12b-1 plan. Past performance is not a prediction of future results.

TOTAL RETURN
(per calendar year)

                              (PERFORMANCE GRAPH)


1997                     5.24%

1998                     5.26%

1999                     4.63%

2000                     6.15%

2001                     4.01%

2002                     1.44%

2003                     0.81%

2004                     0.99%

2005                     2.89%

2006                     4.74%

Highest:  1.62%  Quarter ended   6/30/00
Lowest:   0.17%  Quarter ended   3/31/04

                                  7-DAY YIELD
                           (As of December 31, 2006)

                             4.95% (Initial Class)
                             4.70% (Service Class)

                          AVERAGE ANNUAL TOTAL RETURNS
                       (For Calendar Year ended 12/31/06)

                                                  10 YEARS
                                                   OR LIFE
                             1 YEAR    5 YEARS    OF FUND*
                            --------   --------   ---------
Initial Class                 4.74%      2.16%      3.60%
Service Class                 4.48%       N/A       2.20%

 *  Service Class shares commenced operations May 1,
    2003.

(1) Prior to May 1, 2002, a different sub-adviser managed this portfolio; the performance set forth prior to that date is attributable to that sub-adviser.

(MONEY ICON)
EXPENSES
----------------------------------------

When you use this portfolio to fund your policy or annuity contract, you will pay certain fees and expenses in connection with the portfolio. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. As with the performance information given previously, these figures do not reflect any charges or deductions which are, or may be, imposed under the policy or annuity contracts.

FEE TABLE

ANNUAL PORTFOLIO OPERATING EXPENSES(a)
(expenses that are deducted from portfolio assets)

% of average daily net assets

                                           CLASS OF SHARES
                                          INITIAL    SERVICE
------------------------------------------------------------
Management fees                             0.35%      0.35%
Rule 12b-1 fees                             0.00%(b)   0.25%
Other expenses                              0.05%      0.05%
                                          ------------------
TOTAL                                       0.40%      0.65%
Expense reduction(c)                        0.00%      0.00%
                                          ------------------
NET OPERATING EXPENSES                      0.40%      0.65%
------------------------------------------------------------

(a) Annual portfolio operating expenses are based on the portfolio's expenses for the fiscal year ended December 31, 2006.
(b) The Trust's Board of Trustees has adopted a Rule 12b-1 distribution plan under which Initial Class shares may be subject to a distribution fee equal to an annual rate of 0.15% of the portfolio's average daily net assets attributable to Initial Class shares. To date, no fees have been paid under the Initial Class 12b-1 plan, and the Board of Trustees has determined that no fees will be paid under such plan through at least April 30, 2008. The Board of Trustees reserves the right to cause such fees to be paid after that date.
(c) Contractual arrangement with Transamerica Fund Advisors,
    Inc. (TFAI) through April 30, 2008 to waive fees and/or reimburse expenses to the extent such expenses exceed 0.57%, excluding 12b-1 fees and certain extraordinary expenses. TFAI is entitled to reimbursement by the portfolio of fees waived or expenses reduced during any of the previous 36 months beginning on the date of the expense limitation agreement if on any day the estimated annualized portfolio operating expenses are less than 0.57% of average

                                      ATST
                         TMM-2 Transamerica Money Market
    daily net assets, excluding 12b-1 fees and extraordinary expenses.

EXPENSE EXAMPLE

This example shows what an investor could pay in expenses over time. The purpose of this example is to assist an investor in comparing the cost of investing in this portfolio with the cost of investing in other portfolios. It uses the same hypothetical conditions that other portfolios use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether you sold your shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.

The example does not reflect any fees or charges which are, or may be, imposed under the policies or the annuity contracts.

        SHARE CLASS          1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------------------------------------
Initial Class                 $41      $128      $224       $505
Service Class                 $66      $208      $362       $810
------------------------------------------------------------------

(BRIEFCASE ICON)
MANAGEMENT
----------------------------------------

INVESTMENT ADVISER: Transamerica Fund Advisors, Inc., (TFAI), 570 Carillon Parkway, St. Petersburg, FL 33716-1202

ADVISORY FEE: TFAI receives compensation, calculated daily and paid monthly, from the portfolio at the annual rate of 0.35% of the portfolio's average daily net assets).

A discussion regarding the basis of the Trust's Board of Trustees' approval of the portfolio's advisory arrangements is available in the Trust's annual report for the fiscal year ended December 31, 2006.

SUB-ADVISER: Transamerica Investment Management, LLC, 11111 Santa Monica Blvd., Suite 820, Los Angeles, CA 90025

SUB-ADVISER COMPENSATION: The sub-adviser receives compensation from TFAI, calculated daily and paid monthly, at the annual rate of 0.15% of the portfolio's average daily net assets.

For the fiscal year ended December 31, 2006, the portfolio paid a management fee of 0.35% of the portfolio's average daily net assets.

                                      ATST
                         TMM-3 Transamerica Money Market

(MONEY ICON)
FINANCIAL HIGHLIGHTS
----------------------------------------

The financial highlights table is intended to help you understand the portfolio's performance for the past five years. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the portfolio (assuming reinvestment of all distributions). This information through the period ended December 31, 2006 has been derived from financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the portfolio's financial statements, is included in the Trust's 2006 Annual Report. The Trust's Annual Report is available upon request by calling the Trust at 1-800-851-9777.

                                                   For a share outstanding throughout each period(a)
                      ------------------------------------------------------------------------------------------------------------
                                             Investment Operations                          Distributions
                                  -------------------------------------------   --------------------------------------
                      Net Asset                                                                From                      Net Asset
          For the      Value,          Net         Net Realized                  From Net       Net                       Value,
           Period     Beginning    Investment     and Unrealized     Total      Investment   Realized        Total          End
          Ended(b)    of Period   Income (Loss)    Gain (Loss)     Operations     Income       Gains     Distributions   of Period
----------------------------------------------------------------------------------------------------------------------------------
Initial
  Class  12/31/2006     $1.00         $0.05           $  --          $0.05        $(0.05)      $  --        $(0.05)        $1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2002      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
----------------------------------------------------------------------------------------------------------------------------------
Service
  Class  12/31/2006      1.00          0.04              --           0.04         (0.04)         --         (0.04)         1.00
         12/31/2005      1.00          0.03              --           0.03         (0.03)         --         (0.03)         1.00
         12/31/2004      1.00          0.01              --           0.01         (0.01)         --         (0.01)         1.00
         12/31/2003      1.00            --              --             --            --          --            --          1.00
----------------------------------------------------------------------------------------------------------------------------------

                                                       Ratios/Supplemental Data
                                             ---------------------------------------------
                                                 Net
                                               Assets,        Ratio of      Net Investment
                  For the                      End of         Expenses      Income (Loss)
                   Period        Total         Period        to Average       to Average
                  Ended(b)    Return(c)(e)     (000's)     Net Assets(d)    Net Assets(d)
------------------------------------------------------------------------------------------
Initial Class    12/31/2006       4.74%       $454,784          0.40             4.69%
                 12/31/2005       2.89         347,350          0.40             2.84
                 12/31/2004       0.99         496,821          0.39             1.00
                 12/31/2003       0.81         597,512          0.38             0.78
                 12/31/2002       1.44         584,061          0.41             1.42
------------------------------------------------------------------------------------------
Service Class    12/31/2006       4.48          43,663          0.65             4.47
                 12/31/2005       2.63          29,402          0.65             2.69
                 12/31/2004       0.72          18,930          0.64             0.87
                 12/31/2003       0.30           6,591          0.64             0.44
------------------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS

(a) Per share information is calculated based on average number of shares outstanding.

(b) Transamerica Money Market share classes commenced operations on:
      Initial Class-October 2, 1986
      Service Class-May 1, 2003

(c) Total Return reflects all portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

(d) Annualized.

(e) Not annualized.

                                      ATST
                         TMM-4 Transamerica Money Market

Additional Information -- All Portfolios

(QUESTION ICON)
REGULATORY PROCEEDINGS
----------------------------------------

There continues to be significant federal and state regulatory activity relating to financial services companies, particularly mutual fund companies and their investment advisers. As part of an ongoing investigation regarding potential market timing, recordkeeping and trading compliance issues and matters affecting the Trust's investment adviser, Transamerica Fund Advisors, Inc. (TFAI), the investment adviser for ATST and certain affiliates and former employees of TFAI, the U.S. Securities and Exchange Commission (SEC) staff has indicated that it is likely to take some action against TFAI and certain of its affiliates at the conclusion of the investigation. The potential timing and the scope of any such action is difficult to predict. Although the impact of any action brought against TFAI and/or its affiliates is difficult to assess at the present time, the portfolios currently believe that the likelihood that it will have a material adverse impact on them is remote. It is important to note that the portfolios are not aware of any allegation of wrongdoing against them and their board at the time this prospectus is printed. Although it is not anticipated that these developments will have an adverse impact on the portfolios, there can be no assurance at this time. TFAI and its affiliates are actively working with the SEC in regard to this matter; however, the exact resolution cannot be determined at this time. TFAI will take such actions that it deems necessary or appropriate to continue providing management services to the portfolios and to bring all matters to an appropriate conclusion.

TFAI and/or its affiliates, and not the portfolios, will bear the costs regarding these regulatory matters.

(QUESTION ICON)
MANAGEMENT
----------------------------------------

The Board of Trustees is responsible for managing the business affairs of the Trust. It oversees the operation of the Trust by its officers. It also reviews the management of the portfolios' assets by the investment adviser and sub-advisers. Information about the Trustees and executive officers of the Trust is contained in the SAI.

TFAI, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, has served as the investment adviser since 1997. TFAI hires sub-advisers to furnish investment advice and recommendations, and has entered into sub-advisory agreements with each sub-adviser. TFAI also monitors the sub-advisers' buying and selling of securities and administration of the portfolios. For these services, it is paid an advisory fee. This fee is calculated on the average daily net assets of each portfolio, and is paid at the rates previously shown in this prospectus.

TFAI is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) (Western Reserve) and AUSA Holding Company (23%) (AUSA), both of which are indirect wholly owned subsidiaries of AEGON N.V. AUSA is wholly owned by Transamerica Holding Company, which is wholly owned by AEGON USA, Inc. (AEGON
USA), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly owned indirect subsidiary of AEGON N.V., a Netherlands corporation, and a publicly traded international insurance group.

TFAI and/or its affiliates may pay, out of its own resources and not out of fund assets, for distribution and/or administrative services provided by broker-dealers and other financial intermediaries. See the section titled "Other Distribution Arrangements" in this prospectus.

The Trust has received an order from the SEC (Release IC-23379 dated August 5, 1998) that permits the Trust and its investment adviser, TFAI, subject to certain conditions, and without the approval of shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change in control of the sub-adviser.

In such circumstances, shareholders would receive notice and information about the new sub-adviser within ninety (90) days after the hiring of any new sub-adviser.

                   1 Additional Information -- All Portfolios

EXPENSE REIMBURSEMENT

TFAI has entered into an expense limitation agreement with the Trust on behalf of each applicable portfolio, pursuant to which TFAI has agreed to reimburse a portfolio for certain operating expenses so that the total annual operating expenses of each applicable portfolio do not exceed the total operating expenses specified for that portfolio (expense cap) in the portfolio's then-current SAI. The Trust, on behalf of an applicable portfolio, will at a later date, reimburse TFAI for operating expenses previously paid on behalf of such portfolio during the previous 36 months, but only if, after such reimbursement, the portfolio's expense ratio does not exceed the expense cap. The agreement had an initial term through April 30, 2001, and automatically renews for one-year terms unless TFAI provides written notice to the Trust at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or may be terminated by the Trust, without payment of any penalty, upon ninety (90) days' prior written notice to TFAI.

In the discussions of the individual portfolios included in this prospectus you found descriptions of the principal strategies and risks associated with each. For a more detailed explanation of those strategies and risks, and those of the other types of investments in which they may invest, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

A portfolio that has a policy of investing, under normal circumstances, at least 80% of its assets in the particular type of securities implied by its name will provide its shareholders with at least 60 days' prior notice before making changes to such a policy.

(QUESTION ICON)
OTHER INFORMATION
----------------------------------------

SHARE CLASSES

ATST has two classes of shares, an Initial Class and a Service Class. Initial Class shares and Service Class shares have different expense structures. Initial Class shares can have up to a maximum Rule 12b-1 fee equal to an annual rate of 0.15% (expressed as a percentage of average daily net assets of the portfolio), but the Trust does not intend to pay any distribution fees for Initial Class shares through April 30, 2008. The Trust reserves the right to pay such fees after that date.

Service Class shares have a maximum Rule 12b-1 fee equal to an annual rate of 0.25% (expressed as a percentage of average daily net assets of the portfolio). These fees and expenses will lower investment performance.

PURCHASE AND REDEMPTION OF SHARES

As described earlier in this prospectus, shares of the portfolios are intended to be sold to certain asset allocation portfolios and to separate accounts of insurance companies, including certain separate accounts of Western Reserve Life Assurance Co. of Ohio, Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Inc., Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company. The Trust currently does not foresee any disadvantages to investors if a portfolio serves as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a portfolio serves as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in a portfolio might be required to redeem the investment of one or more of its separate accounts from the portfolio, which might force the portfolio to sell securities at disadvantageous prices.

Shares are sold and redeemed at their net asset value (NAV) without the imposition of any sales commission or redemption charge. (However, certain sales or other charges may apply to the policies or annuity contracts, as described in the product prospectus.) Shares of each portfolio are purchased or redeemed at the NAV per share next determined after receipt and acceptance by the Trust's distributor (or other agent) of a purchase order or receipt of a redemption request. Each portfolio reserves the right to reject or refuse, in its

                   2 Additional Information -- All Portfolios discretion, any order for the purchase of its shares (in whole or in part), to discontinue offering shares at any time, to merge a class of shares or to cease investment operations entirely.

VALUATION OF SHARES

The NAV of all portfolios is determined on each day the New York Stock Exchange
(NYSE) is open for business. The NAV is not determined on days when the NYSE is closed (generally New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Foreign securities may trade in their primary markets on weekends or other days when a portfolio does not price its shares (therefore, the NAV of a portfolio holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the portfolios).

Purchase orders received in good order and accepted, and redemption orders received in good order, before the close of business of the NYSE, usually 4:00 p.m. Eastern Time, receive the NAV determined at the close of the NYSE that day. Purchase and redemption requests received after the NYSE is closed receive the NAV at the close of the NYSE the next day the NYSE is open.

Orders for shares of the ATST Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") and other fund of funds portfolios of the Trust and corresponding orders for the underlying portfolios/ funds in which they invest are priced on the same day when orders for shares of the asset allocation funds are received. Thus, receipt in good order and acceptance of a purchase request or receipt in good order of a redemption request for shares of the asset allocation funds by regular closing time of the NYSE is deemed to constitute receipt of a proportional order for the corresponding underlying portfolios/funds on the same day, so that both orders receive that day's NAV.

HOW NAV IS CALCULATED

The NAV of each portfolio (or class thereof) is calculated by taking the value of its assets, less liabilities, and dividing by the number of shares of the portfolio (or class) that are then outstanding.

In general, securities and other investments are valued at market value when market quotations are readily available. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or ADRs, are valued at the closing price on the exchange or system where the security is principally traded. With respect to securities traded on the NASDAQ/NMS, such closing price may be the last reported sale price or the NASDAQ Official Closing Price (NOCP). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value should be determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security is valued at the closing bid quotes on the exchange or system where the security is principally traded, or at the NOCP, if applicable. Foreign securities traded on U.S. exchanges are generally priced using last sale price regardless of trading activity. Securities traded over-the-counter are valued at the mean of the last bid and asked prices. Investments in securities maturing in 60 days or less may be valued at amortized cost. Foreign securities generally are valued based on quotations from the primary market in which they are traded, and are converted from the local currency into U.S. dollars using current exchange rates. Market quotations for securities prices may be obtained from automated pricing services. Shares of open-end investment companies are generally valued at the net asset value per share reported by that investment company.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), a valuation committee appointed by the Board of Trustees may, in good faith, establish a fair value for the security in accordance with valuation procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades that is likely to have changed the value of such security or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

                   3 Additional Information -- All Portfolios

Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The valuation committee makes such determinations in good faith in accordance with portfolios' valuation procedures. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the portfolio determines its NAV.

DIVIDENDS AND DISTRIBUTIONS

Each portfolio intends to distribute substantially all of its net investment income, if any. Dividends of Transamerica Money Market are declared daily and reinvested monthly. Dividends and capital gains distributions of the remaining portfolios are typically declared and reinvested annually. Dividends and distributions are paid in additional shares on the business day following the ex-date. Distributions of short-term capital gains are included as distributions of net investment income.

TAXES

Each portfolio has either qualified and expects to continue to qualify or will qualify in its initial year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (Code). As qualified, a portfolio is not subject to federal income tax on that part of its taxable income that it distributes. Taxable income consists generally of net investment income, and any capital gains. It is each portfolio's intention to distribute all such income and gains.

Shares of each portfolio are offered only to the separate accounts of Western Reserve and its affiliates, and to certain asset allocation portfolios. Separate accounts are insurance company separate accounts that fund the policies and the annuity contracts. Each portfolio intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a portfolio to the insurance company's separate accounts. If a portfolio fails to meet the diversification requirement under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting a portfolio and you; see the SAI for a more detailed discussion. You are urged to consult your tax advisors. For a discussion of the taxation of separate accounts and variable annuity and life insurance contracts, see "Federal Income Tax Considerations" included in the respective prospectuses for the policies and contracts.

DISTRIBUTION AND SERVICE PLANS

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the
Plan) and pursuant to the Plan, entered into a Distribution Agreement with Transamerica Capital, Inc. (TCI), located at 4600 South Syracuse Street, Suite 1100, Denver, CO 80327. TCI is an affiliate of the investment adviser, and serves as principal underwriter for the Trust. The Plan permits the use of Trust assets to help finance the distribution of the shares of the portfolios. Under the Plan, the Trust, on behalf of the portfolios, is permitted to pay to various service providers up to 0.15% of the average daily net assets of each portfolio attributable to the Initial Class as payment for actual expenses incurred in connection with the distribution of the Initial Class shares of the portfolios. For the sale and distribution of Service Class shares, the Trust may pay to various service providers up to 0.25% of the average daily net assets of a portfolio attributable to the Service Class. Because the Trust pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

As of the date of this prospectus, the Trust has not paid any distribution fees under the Plan with respect to Initial Class shares, and does not intend to do so for Initial Class shares before April 30, 2008. You will receive written notice prior to the payment of any fees under the Plan relating to Initial Class shares. The Trust may, however, pay fees relating to Service Class shares.

                   4 Additional Information -- All Portfolios

OTHER DISTRIBUTION AND SERVICE ARRANGEMENTS

The insurance companies that selected the ATST portfolios as investment options for the variable annuity contracts and variable life insurance policies that they issue and distribute, Western Reserve Life Assurance Co. of Ohio (WRL), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, Peoples Benefit Life Insurance Company, and Transamerica Occidental Life Insurance Company (together, the "Transamerica Insurance Companies"), are affiliated with TFAI. The Transamerica Insurance Companies, TCI and TFAI may use a variety of financial and accounting methods to allocate resources and profits across the Transamerica group of companies. These methods may take the form of internal credit, recognition or cash payments within the group. These arrangements may be entered into for a variety of purposes, such as, for example, to allocate resources to the Transamerica Insurance Companies to provide administrative services to the portfolios, the investors and the separate accounts that invest in the portfolios. These methods and arrangements do not impact the cost incurred when investing in one of the portfolios. Additionally, if a portfolio is sub-advised by an affiliate of the Transamerica Insurance Companies and TFAI, the Transamerica group of companies may retain more revenue than on those portfolios sub-advised by non-affiliated entities. For example, TFAI is a majority-owned subsidiary of WRL and is affiliated with the other Transamerica Insurance Companies, and TFAI's business profits (from managing the portfolios) may directly benefit WRL and the other Transamerica Insurance Companies. Also, management personnel of the Transamerica Insurance Companies could receive additional compensation if the amount of investments in the ATST portfolios meets certain levels, or increases over time. These affiliations, methods and arrangements may provide incentives for the Transamerica Insurance Companies to make the ATST portfolios' shares available to current or prospective variable contract owners to the detriment of other potential investment options.

In addition, TFAI, the Transamerica Insurance Companies and/or TCI, out of their own assets and not out of portfolio assets (i.e., without additional cost to the portfolios), may make payments or non-cash payments to financial intermediaries as a means to promote the distribution of variable contracts (and thus, indirectly, the portfolios' shares), and provide administrative services to the portfolios, the insurance companies and/or investors.

All these arrangements are sometimes referred to as "revenue sharing" arrangements. Revenue sharing arrangements are not financed by the portfolios, and thus, do not result in increased portfolio expenses, and are not reflected in the fees and expenses tables included in this prospectus.

Investors should consult the prospectus of the separate accounts that issue the variable contracts that they have purchased to learn about specific incentives and financial interests that their insurance agent, broker or other financial intermediaries may receive when they sell variable contracts to you and to learn about revenue sharing arrangements relevant to the insurance company sponsor of the separa te account.

Investors may also obtain more information about these incentives and revenue sharing arrangements, including the conflicts of interests that such arrangements potentially may create, from their insurance agents, brokers and other financial intermediaries, and should so inquire if they would like additional information. An investor may ask his/her insurance agent, broker or financial intermediary how he/she will be compensated for investments made in the portfolios.

Revenue sharing arrangements may encourage insurers and other financial intermediaries to render services to variable contract owners and qualified plan participants, and may also provide incentive for the insurers and other intermediaries to make the portfolios' shares available to current or prospective variable contract owners to the detriment of other investment options.

MARKET TIMING AND DISRUPTIVE TRADING

Some investors try to profit from various short-term or frequent trading strategies known as market timing and disruptive trading. Examples of market timing and disruptive trading include switching money into portfolios when their share prices are expected to rise and taking money out when their share prices are expected to fall, and switching from one portfolio to another and then back again after a short period of time. Such trading activities may have harmful effects. For example, as money is shifted in and out, a portfolio may incur expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of portfolio shares also may have an adverse effect on portfolio management and performance by impeding a portfolio manager's ability to sustain an investment objective, causing the portfolio to maintain a higher level of cash than would otherwise be the case, or

                   5 Additional Information -- All Portfolios causing the portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay redemption proceeds and incur increased brokerage and administrative expenses. Also, if purchases, redemptions or transfers in and out of a portfolio are made at prices that do not reflect an accurate value for the portfolio's investments, the interests of long-term investors could be diluted. These effects are suffered by all investors in the portfolios, not just those making the trades, and they may hurt portfolio performance.

THE ATST BOARD OF TRUSTEES HAS APPROVED POLICIES AND PROCEDURES THAT ARE DESIGNED TO DISCOURAGE MARKET TIMING AND DISRUPTIVE TRADING.

The portfolios rely on the insurance companies that offer shares of the portfolios as investment options for variable contracts to monitor market timing and disruptive trading by their customers. The portfolios seek periodic certifications from the insurance companies that they have policies and procedures in place designed to monitor and prevent market timing and disruptive trading activity by their customers, and that they will use their best efforts to prevent market timing and disruptive trading activity that appears to be in contravention of the portfolios' policies on market timing or disruptive trading as disclosed in this prospectus. The portfolios also may instruct from time to time the insurance companies to scrutinize purchases, including purchases in connection with exchange transactions, that exceed a certain size. Each portfolio reserves the right, in its sole discretion and without prior notice, to reject, delay, restrict or refuse, in whole or in part, any request to purchase shares, including purchases in connection with an exchange transaction and orders that have been accepted by an intermediary, which it reasonably determines to be in connection with market timing or disruptive trading by a contract or policy owner (a "contract owner") or by accounts of contract owners under common control (for example, related contract owners, or a financial adviser with discretionary trading authority over multiple accounts). The portfolios apply these policies and procedures to all investors on a uniform basis and do not make special arrangements or grant exceptions to accommodate market timing or disruptive trading.

While the portfolios discourage market timing and disruptive trading, the portfolios cannot always recognize or detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements (orders through omnibus account arrangements reflect the aggregation and netting of multiple orders from individual investors). The omnibus nature of the orders received by the portfolios from insurance companies limits the portfolios' ability to apply their restrictions against market timing and disruptive trading. In addition, implementation of the portfolios' restrictions may require the cooperation of financial intermediaries, which cannot necessarily be assured, and there is no guarantee that the procedures used by the insurance companies will be able to curtail all market timing or disruptive trading activity. For example, shareholders who seek to engage in such activity may use a variety of strategies to avoid detection, and the insurance companies' ability to deter such activity may be limited by operational and technological systems as well as their ability to predict strategies employed by investors (or those acting on their behalf) to avoid detection. Also, the portfolios do not expressly limit the number or size of trades in a given period, and they provide no assurance that they will be able to detect or deter all market timing or disruptive trading. It is therefore likely that some level of market timing or disruptive trading will occur before the insurance companies and/or the portfolios are able to detect it and take steps in an attempt to deter it. All shareholders may thus bear the risks associated with such activity. Moreover, the ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that cannot be predicted. Investors should also review the prospectus that describes the variable contracts that they are purchasing to learn more about the policies and procedures used by insurance companies to detect and deter frequent, short-term trading.

Reallocations in underlying portfolios by an ATST Asset Allocation portfolio in furtherance of a portfolio's objective are not considered to be market timing or disruptive trading.

IF YOU INTEND TO CONDUCT MARKET TIMING OR POTENTIALLY DISRUPTIVE TRADING, WE REQUEST THAT YOU DO NOT INVEST IN SHARES OF ANY OF THE PORTFOLIOS.

                   6 Additional Information -- All Portfolios

Appendix A
Explanation of Strategies and Risks

HOW TO USE THIS SECTION

In the discussions of the individual portfolio(s) in which you invest, you found descriptions of the principal strategies and risks associated with such portfolio(s). In those pages, you were referred to this section for a more complete description of the risks of both principal and non-principal investments. For best understanding, first read the description of the portfolio you are interested in. Then refer to this section and read about the risks particular to that portfolio. For even more discussions of strategies and risks, see the SAI, which is available upon request. See the back cover of this prospectus for information on how to order the SAI.

DIVERSIFICATION

The Investment Company Act of 1940 (1940 Act) classifies investment companies as either diversified or non-diversified. Diversification is the practice of spreading a portfolio's assets over a number of issuers to reduce risk. A non-diversified portfolio has the ability to take larger positions in fewer issuers. Because the appreciation or depreciation of a single security may have a greater impact on the net asset value of a non-diversified portfolio, its share price can be expected to fluctuate more than a diversified portfolio.

All of the portfolios (except, Clarion Global Real Estate Securities, Legg Mason Partners All Cap, Transamerica Science & Technology and Third Avenue Value) qualify as diversified funds under the 1940 Act.

Legg Mason Partners All Cap, Transamerica Science & Technology, Clarion Global Real Estate Securities and Third Avenue Value, each reserves the right to become a diversified investment company (as defined by the 1940 Act). Although the Asset Allocation portfolios and the International Moderate Growth Fund (together, the "asset allocation funds") qualify as diversified portfolios under the 1940 Act, certain of the underlying funds/portfolio in which they invest do not.

ASSET ALLOCATION FUNDS

The asset allocation funds' Portfolio Construction Manager allocates each asset allocation fund's assets among underlying funds/portfolios. These allocations may not be successful. For example, the underlying funds/portfolios may underperform other funds/portfolios or investment options, or an asset allocation fund may be underweighted in underlying funds/portfolios that are enjoying significant returns and overweighted in underlying funds/portfolios that are suffering from significant declines.

UNDERLYING FUNDS AND PORTFOLIOS

Each asset allocation fund is subject to the effects of the business and regulatory developments that affect the underlying funds and the investment company industry generally. An asset allocation fund's ability to achieve its objective depends largely on the performance of the underlying funds/portfolios, in which it invests, a pro rata portion of whose operating expenses the asset allocation portfolio bears. Each underlying fund/portfolio's performance, in turn, depends on the particular securities in which that underlying fund/portfolio invests. Accordingly, each asset allocation fund is subject indirectly to all the risks associated with its underlying funds/portfolios. These risks include the risks described herein. In addition, an asset allocation fund may own a significant portion of the shares of the underlying funds/portfolios in which it invests. Transactions by an asset allocation fund may be disruptive to the management of these underlying funds/portfolios, which may experience large inflows or redemptions of assets as a result. An asset allocation fund's investment may have an impact on the operating expenses of the underlying funds/portfolios and may generate or increase the levels of taxable returns recognized by the asset allocation portfolio or an underlying fund/portfolio.

INVESTING IN COMMON STOCK

While common stocks have historically outperformed other investments over the long term, their prices tend to go up and down more dramatically over the shorter term. Many factors may cause common stocks to go up and down in price. A major factor is the financial performance of the company that issues the stock. Other factors include the overall economy, conditions in a particular industry, and monetary factors like interest rates. Because the stocks a portfolio may hold fluctuate in price, the value of a portfolio's investments in the portfolio will go up and down.

                                  1 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN PREFERRED STOCKS

Because these stocks may include obligations to pay a stated dividend, their price depends more on the size of the dividend than on the company's performance. If a company fails to pay the dividend, its preferred stock is likely to drop in price. Changes in interest rates can also affect their price. (See "Investing in Bonds," below.)

INVESTING IN CONVERTIBLE SECURITIES

Since preferred stocks and corporate bonds generally pay a stated return, their prices usually do not depend on the price of the company's common stock. But some companies issue preferred stocks and bonds that are convertible into their common stocks. Linked to the common stock in this way, convertible securities typically go up and down in price inversely to interest rates as the common stock does, adding to their market risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock.

VOLATILITY

The more an investment goes up and down in price, the more volatile it is said to be. Volatility increases the market risk (i.e., the risk of loss due to fluctuations in value) because even though your portfolio may go up more than the market in good times, it may also go down more than the market in bad times. If you decide to sell when a volatile portfolio is down, you could lose more. Price changes may be temporary and for extended periods.

INVESTING IN BONDS

Like common stocks, bonds fluctuate in value, although the factors causing this may be different, including:

 - CHANGES IN INTEREST RATES. Bond prices tend to move the opposite of interest rates. Why? Because when interest rates on new bond issues go up, rates on existing bonds stay the same and they become less desirable. When rates go down, the reverse happens. This is also true for most preferred stocks and some convertibles.

 - LENGTH OF TIME TO MATURITY. When a bond matures, the issuer must pay the owner its face value. If the maturity date is a long way off, many things can affect its value, so a bond is more volatile the farther it is from maturity. As that date approaches, fluctuations usually become smaller and the price gets closer to face value.

 - DEFAULTS. Bond issuers make at least two promises: (1) to pay interest during the bond's term and (2) to return principal when it matures. If an issuer fails to keep one or both of these promises, the bond will probably drop in price dramatically, and may even become worthless.

 - DECLINES IN RATINGS. At the time of issue, most bonds are rated by professional rating services, such as Moody's Investors Service (Moody's) and Standard & Poors Ratings Group (S&P). The stronger the financial backing behind the bond, the higher the rating. If this backing is weakened or lost, the rating service may downgrade the bond's rating. This is virtually certain to cause the bond to drop in price.

 - LOW QUALITY. High-yield/high-risk securities (commonly known as "junk bonds") have greater credit risk, are more sensitive to interest rate movements, are considered more speculative, have a greater vulnerability to economic changes, are subject to greater price volatility and are less liquid than higher quality fixed-income securities. These securities may be more susceptible to credit risk and market risk than higher quality debt securities because their issuers may be less secure financially and more sensitive to down turns in the economy. In addition, the secondary market for such securities may not be as liquid as that for higher quality debt securities. As a result, a sub-adviser of a portfolio may find it more difficult to sell these securities or may have to sell them at lower prices. High yield securities are not generally meant for short-term investing.

 - LOSS OF LIQUIDITY. If a bond is downgraded, or for other reasons drops in price, the market demand for it may "dry up." In that

                                  2 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   case, the bond may be hard to sell or "liquidate" (convert to cash).

INVESTING IN FOREIGN SECURITIES

Foreign securities are investments offered by non-U.S. companies, governments and government agencies. They involve risks in addition to those associated with securities of domestic issuers, including:

 - CHANGES IN CURRENCY VALUES. Foreign securities are sold in currencies other than U.S. dollars. If a currency's value drops relative to the dollar, the value of your portfolio shares could drop too. Also, dividend and interest payments may be lower. Factors affecting exchange rates include, without limitation: differing interest rates among countries; balances of trade; amount of a country's overseas investments; and intervention by banks. Some portfolios also invest in American Depositary Receipts (ADRs) and American Depositary Shares (ADSs). They represent securities of foreign companies traded on U.S. exchanges, and their values are expressed in U.S. dollars. Changes in the value of the underlying foreign currency will change the value of the ADR or ADS. A portfolio may incur costs when it converts other currencies into dollars, and vice versa.

 - CURRENCY SPECULATION. The foreign currency market is largely unregulated and subject to speculation. A portfolio's investments in foreign currency-denominated securities may reduce the returns of the portfolio.

 - DIFFERING ACCOUNTING AND REPORTING PRACTICES. Foreign tax laws are different, as are laws, practices and standards for accounting, auditing and reporting data to investors.

 - LESS INFORMATION AVAILABLE TO THE PUBLIC. Foreign companies usually make far less information available to the public.

 - LESS REGULATION. Securities regulations in many foreign countries are more lax than in the U.S. In addition, regulation of banks and capital markets can be weak.

 - MORE COMPLEX NEGOTIATIONS. Because of differing business and legal procedures, a portfolio might find it hard to enforce obligations or negotiate favorable brokerage commission rates.

 - LESS LIQUIDITY/MORE VOLATILITY. Some foreign securities are harder to convert to cash than U.S. securities, and their prices may fluctuate more dramatically.

 - SETTLEMENT DELAYS. "Settlement" is the process of completing payment and delivery of a securities transaction. In many countries, this process takes longer than it does in the U.S.

 - HIGHER CUSTODIAL CHARGES. Fees charged by the portfolio's custodian for holding shares are higher for foreign securities than those of domestic securities.

 - VULNERABILITY TO SEIZURE AND TAXES. Some governments can seize assets. They may also limit movement of assets from the country. Portfolio interest, dividends and capital gains may be subject to foreign withholding taxes.

 - POLITICAL INSTABILITY AND SMALL MARKETS. Developing countries can be politically unstable. Economies can be dominated by a few industries, and markets may trade a small number of securities.

 - DIFFERENT MARKET TRADING DAYS. Foreign markets may not be open for trading the same days as U.S. markets are open and asset values can change before your transaction occurs.

 - HEDGING. A portfolio may enter into forward currency contracts to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency fluctuation on purchases and sales of such securities. Shifting a portfolio's currency exposure from one currency to another removes the portfolio's opportunity to profit from the original currency and involves a risk of increased losses for the portfolio if the sub-adviser's projection of future exchange rates is inaccurate.

 - EMERGING MARKET RISK. Investing in the securities of issuers located in or principally doing business in emerging markets bear foreign exposure risks as discussed above. In addition, the risks associated with investing in emerging markets are often greater than investing in

                                  3 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   developed foreign markets. Specifically, the economic structures in emerging market countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investments. Emerging market countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. In addition, a portfolio investing in emerging market countries may be required to establish special custody or other arrangements before investing.

INVESTING IN FUTURES, OPTIONS AND OTHER DERIVATIVES

Besides conventional securities, your portfolio may seek to increase returns by investing in financial contracts related to its primary investments. Such contracts, which include futures and options, involve additional risks and costs. Risks include, without limitation:

DERIVATIVES. Certain of the portfolios use derivative instruments as part of their investment strategy. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include option contracts, futures contracts, options on futures contracts and swap agreements (including, but not limited to, credit default swaps). There is no assurance that the use of any derivatives strategy will succeed. Also, investing in financial contracts such as options involves additional risks and costs, such as inaccurate market predictions which may result in losses instead of gains, and prices may not match so the benefits of the transaction might be diminished and a portfolio may incur substantial losses.

The value of a commodity-linked derivative investment generally is based upon the price movements of a physical commodity (such as energy, mineral, or agricultural products), a commodity futures contract or commodity index, or other economic variable based upon changes in the value of commodities or the commodities markets. Swap transactions are privately negotiated agreements between a portfolio and a counterparty to exchange or swap investment cash flows or assets at specified intervals in the future. The obligations may extend beyond one year. There is no central exchange or market for swap transactions; therefore they are less liquid investments than exchange-traded instruments. A portfolio bears the risk that the counterparty could default under a swap agreement. Further, certain portfolios may invest in derivative debt instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts or the performance of commodity indices. These are "commodity-linked" or "index-linked" notes. They are sometimes referred to as "structured notes" because the terms of the debt instrument may be structured by the issuer of the note and the purchaser of the note. The value of these notes will rise and fall in response to changes in the underlying commodity or related index of investment. These notes expose a portfolio economically to movements in commodity prices. These notes are subject to risks, such as credit, market and interest rate risks, that in general affect the value of debt securities. Therefore, at the maturity of the note, a portfolio may receive more or less principal than it originally invested. A portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments.

A portfolio's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to all derivative instruments that may be used by the portfolios:

 - MANAGEMENT RISK. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

 - CREDIT RISK. The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another

                                  4 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   party to the contract (counterparty) to make required payments or otherwise comply with the contract's terms. Additionally, credit default swaps could result in losses if a portfolio does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.

 - LIQUIDITY RISK. Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as in the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

 - LEVERAGE RISK. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a portfolio uses derivatives for leverage, investments in that fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each portfolio will segregate assets determined to be liquid by the sub-adviser in accordance with procedures established by the Board of Trustees (or as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

 - LACK OF AVAILABILITY. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a portfolio will not engage in derivatives transactions at any time or from time to time. A fund's ability to use derivatives may be limited by certain regulatory and tax considerations.

 - MARKET AND OTHER RISKS. Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a portfolio's interest. If a portfolio manager incorrectly forecasts the value of securities, currencies or interest rates, or other economic factors in using derivatives for a portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other portfolio investments. A portfolio may also have to buy or sell a security at a disadvantageous time or price because the portfolio is legally required to maintain offsetting positions or asset coverage in connection with certain derivative transactions.

   Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a portfolio. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a portfolio's use of derivatives may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the portfolio had not used such instruments.

INVESTING IN HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed-income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities. Hybrid instruments are also potentially more volatile and may carry greater

                                  5 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the portfolio to leverage risks or carry liquidity risks.

INVESTING IN FORWARD FOREIGN CURRENCY CONTRACTS

A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are used as a hedge against fluctuations in foreign exchange rates. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of securities, or prevent losses if the prices of the portfolio's securities decline. Such hedging transactions preclude the opportunity for a gain if the value of the hedging currency should rise. Forward contracts may, from time to time, be considered illiquid, in which case they would be subject to the fund's limitations on investing in illiquid securities. If a portfolio's manager makes the incorrect prediction, the opportunity for loss can be magnified.

INVESTING IN FIXED-INCOME INSTRUMENTS

Some portfolios invest in "Fixed-Income Instruments," which as used in the relative portfolio's prospectus include, among others:

 - Securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
 - Corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
 - Mortgage-backed and other asset-backed securities;
 - Inflation-indexed bonds issued both by governments and corporations;
 - Structured notes, including hybrid or "indexed" securities and event-linked bonds;
 - Loan participation and assignments;
 - Delayed funding loans and revolving credit facilities;
 - Bank certificates of deposit, fixed time deposits and bankers' acceptances;
 - Repurchase agreements and reverse repurchase agreements;
 - Debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
 - Obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
 - Obligations of international agencies or supranational entities.

The value of these securities may change daily based on changes in interest rates, and other market conditions and factors. Risks include, without limitation:

 - Fluctuations in market value;

 - Changes in interest rates: the value of a fixed-income security generally decreases as interest rates rise;

 - Length of time to maturity: the longer the duration, the more vulnerable the value of a fixed-income security is to fluctuations in interest rates;

 - Issuers defaulting on their obligations to pay interest or return principal.

Some portfolios may invest in derivatives based on Fixed-Income Instruments.

INVESTING IN WARRANTS AND RIGHTS

Warrants and rights may be considered more speculative than certain other types of investments because they do not entitle a holder to the dividends or voting rights for the securities that may be purchased. They do not represent any rights in the assets of the issuing company. Also, the value of a warrant or right does not necessarily change with the value of the underlying securities. A warrant or right ceases to have value if it is not exercised prior to the expiration date.

INVESTING IN MASTER LIMITED PARTNERSHIPS (MLPS)

Certain portfolios may invest in MLP units, which have limited control and voting rights, similar to those of a limited partner. An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns. MLPs may, for tax purposes, affect the character of the gain and loss realized by a fund and affect the holding period of a fund's assets.

INVESTING IN DISTRESSED SECURITIES

Certain portfolios may invest in distressed securities. Distressed securities are speculative and involve substantial risks. Generally, a portfolio will invest in

                                  6 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

distressed securities when the sub-adviser believes they offer significant potential for higher returns or can be exchanged for other securities that offer this potential. However, there can be no assurance that a portfolio will achieve these returns or that the issuer will make an exchange offer or adopt a plan of reorganization. A portfolio will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as coupon payments). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which exposes investors to risks of payment default and volatility.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. Investors in these securities are subject to the risk that the dealer or bank may not repurchase the instrument. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The portfolios treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates even through their stated maturity may extend beyond 13 months.

CREDIT ENHANCEMENT

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the sub-adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

INVESTMENT IN SMALL- OR MEDIUM-SIZED COMPANIES

Investing in small- and medium-sized companies involves greater risk than is customarily associated with more established companies. Stocks of such companies may be subject to more abrupt or erratic price movements than larger company securities. Small companies often have limited product lines, markets, or financial resources and their management may lack depth and experience. Such companies usually do not pay significant dividends that could cushion returns in a falling market.

INVESTING IN MORTGAGE-RELATED SECURITIES

Mortgage-related securities in which a portfolio may invest represent pools of mortgage loans assembled for sales to investors by various governmental agencies, government-related organizations, as well as by nongovernmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, is not so secured. A portfolio's investments in mortgage-related securities are exposed to prepayment risk, which is the possibility that mortgage holders will repay their loans early during periods of falling interest rates, requiring the portfolio to reinvest in lower-yielding instruments and receive less principal or income than originally was anticipated. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. When interest rates decline, borrowers pay off their mortgage rates sooner than expected. This can reduce the returns of a portfolio because the portfolio will have to reinvest that money at the lower prevailing interest rates.

                                  7 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

INVESTING IN REAL ESTATE SECURITIES

Investments in the real estate industry are subject to risks associated with direct investment in real estate. These risks include:

 - Declining real estate value;

 - Risks relating to general and local economic conditions;

 - Over-building;

 - Increased competition for assets in local and regional markets;

 - Increases in property taxes;

 - Increases in operating expenses or interest rates;

 - Change in neighborhood value or the appeal of properties to tenants;

 - Insufficient levels of occupancy;

 - Inadequate rents to cover operating expenses

The performance of securities issued by companies in the real estate industry also may be affected by prudent management of insurance risks, adequacy of financing available in capital markets, competent management, changes in applicable laws and government regulations (including taxes) and social and economic trends.

INVESTING IN REAL ESTATE INVESTMENT TRUSTS (REITS)

Equity REITs can be affected by any changes in the value of the properties owned. A REIT's performance depends on the types and locations of the properties it owns and on how well it manages those properties or loan financings. A decline in rental income could occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent or poor management. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows. Because REITs are typically invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Loss of status as a qualified REIT or changes in the treatment of REITs under the federal tax law could adversely affect the value of a particular REIT or the market for REITs as a whole.

INVESTING IN OTHER INVESTMENT COMPANIES

To the extent that a portfolio invests in other investment companies such as exchange traded funds (ETFs), it bears its pro rata share of these investment companies' expenses, and is subject to the effects of the business and regulatory developments that affect these investment companies and the investment company industry generally.

INVESTING IN EXCHANGE-TRADED FUNDS

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up and down, and an underlying fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds:
(i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

INVESTING IN SYNDICATED BANK LOANS

Certain portfolios may invest in certain commercial loans generally known as "syndicated bank loans" by acquiring participations or assignments in such loans. The lack of a liquid secondary market for such securities may have an adverse impact on the value of the securities and a portfolio's ability to dispose of particular assignments or participations when necessary to meet redemptions of shares or to meet the portfolio's liquidity needs. When purchasing a participation, a portfolio may be subject to the credit risks of both the borrower and the lender that is selling the participation. When purchasing a loan assignment, a portfolio acquires direct rights against the borrowers, but only to the extent of those held by the assigning lender. Investment in loans through a direct assignment from the financial institution's interests with respect to a loan may involve additional risks to a portfolio. It is also unclear whether loans and other forms of

                                  8 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on its sub-adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

INVESTING IN ASSET-BASED SECURITIES

Asset-based securities are fixed income securities whose value is related to the market price of a certain natural resource, such as a precious metal. Although the market price of these securities is expected to follow the market price of the related resource, there may not be perfect correlation. There are special risks associated with certain types of natural resource assets that will also affect the value of asset-based securities related to those assets. For example, prices of precious metals and of precious metal related securities historically have been very volatile, which may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.

INVESTING IN SPECIAL SITUATIONS

Certain portfolios may invest in "special situations" from time to time. Special situations arise when, in the opinion of a portfolio manager, a company's securities may be undervalued, then potentially increase considerably in price, due to:

 - A new product or process;
 - A management change;
 - A technological breakthrough;
 - An extraordinary corporate event; or
 - A temporary imbalance in the supply of, and demand for, the securities of an issuer

Investing in a special situation carries an additional risk of loss if the expected development does not happen or does not attract the expected attention. The impact of special situation investing to a portfolio will depend on the size of the portfolio's investment in a situation.

PORTFOLIO TURNOVER

A portfolio may engage in a significant number of short-term transactions, which may lower fund performance. High turnover rate will not limit a manager's ability to buy or sell securities for these portfolios, although certain tax rules may restrict a portfolio's ability to sell securities when the security has been held for less than three months. Increased turnover (100% or more) results in higher brokerage costs or mark-up charges for a portfolio. The portfolios ultimately pass these charges on to shareholders. Short-term trading may also result in short-term capital gains, which are taxed as ordinary income to shareholders.

COUNTRY, SECTOR OR INDUSTRY FOCUS

Unless otherwise stated in a portfolio's objective or its principal strategies and policies, as a fundamental policy governing concentration, no portfolio will invest more than 25% of its total assets in any one particular industry, other than U.S. government securities and its agencies (although the asset allocation portfolios may invest in underlying funds/portfolios that may concentrate their investments in a particular industry). To the extent a portfolio invests a significant portion of its assets in one or more countries, sectors or industries at any time, the portfolio will face a greater risk of loss due to factors affecting the country, sector or industry than if the portfolio always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

SECURITIES LENDING

Certain portfolios may lend securities to other financial institutions that provide cash or other securities as collateral. This involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a portfolio may lose

                                  9 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

money and there may be a delay in recovering the loaned securities. A portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral.

IPOS

Initial Public Offerings (IPOs) are subject to specific risks which include, among others:

 - High volatility;
 - No track record for consideration;
 - Securities are less liquid, and
 - Earnings are less predictable.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, a portfolio may, at times, choose to hold some or all of its assets in cash, or to invest that cash in a variety of debt securities. This may be done as a defensive measure at times when desirable risk/reward characteristics are not available in stocks or to earn income from otherwise uninvested cash. When a portfolio increases its cash or debt investment position, its income may increase while its ability to participate in stock market advances or declines decrease. Furthermore, when a portfolio assumes a temporary defensive position it may not be able to achieve its investment objective.

INTERNET OR INTRANET SECTOR RISK

Certain portfolios may invest primarily in companies engaged in Internet and Intranet related activities. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of such portfolio's shares may fluctuate more than shares of a portfolio investing in a broader range of industries.

SHORT SALES

A portfolio may sell securities "short against the box." A short sale is the sale of a security that the portfolio does not own, or if a portfolio does not own such security, it is not to be delivered upon consummation of the sale. A short sale is "against the box" if at all times when the short position is open, the portfolio owns an equal amount of the securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. If the price of the security sold short increases, the portfolio would incur a loss; conversely, if the price declines, the portfolio will realize a gain. Although the gain is limited by the price at which the security was sold short, the risk of loss is potentially unlimited.

SWAPS AND SWAP-RELATED PRODUCTS

A portfolio's sub-adviser may enter into swap transactions primarily to attempt to preserve a return or spread on a particular investment or portion of its portfolio. A portfolio also may enter into these transactions to attempt to protect against any increase in the price of securities the portfolio may consider buying at a later date.

 - COMMODITY SWAPS. An investment in a commodity swap agreement may, for example, involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, the portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the portfolio may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the portfolio may be required to pay a higher fee at each swap reset date.

 - INTEREST RATE SWAPS. Interest rate swaps involve the exchange by a portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a

                                  10 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   contractually based principal amount from the party selling the interest rate floor.

   A portfolio, subject to its investment restrictions, enters into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a portfolio's obligations over its entitlements with respect to each interest rate swap, will be calculated on a daily basis. An amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be segregated by its custodian. If a portfolio enters into an interest rate swap on other than a net basis, it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

   A portfolio will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one nationally recognized statistical rating organization at the time of entering into such transaction. A portfolio's sub-adviser will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, the portfolio will have contractual remedies pursuant to the agreements related to the transaction.

   The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

   There is no limit on the amount of interest rate swap transactions that may be entered into by a portfolio, unless so stated in its investment objectives. These transactions may in some instances involve the delivery of securities or other underlying assets by a portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the interest payments that a portfolio is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A portfolio may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

 - CREDIT DEFAULT SWAPS. A credit default swap occurs when a portfolio sells credit default protection; however, the portfolio will generally value the swap at its notional amount. As the seller in a credit default swap contract, the portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the portfolio would keep the stream of payments and would have no payment obligations. As the seller, the portfolio would be subject to investment exposure on the notional amount of the swap.

   The portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to

                                  11 Appendix A

Appendix A
Explanation of Strategies and Risks (continued)

   satisfy its payment obligations to the portfolio in the event of a default.

ILLIQUID AND RESTRICTED/144A SECURITIES

Certain portfolios may invest in illiquid securities (i.e., securities that are not readily marketable). In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1933 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can readily be resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments. Rule 144A under the 1933 Act established a "safe harbor" from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing a Rule 144A-eligible security held by a portfolio could, however, adversely affect the marketability of such security and the portfolio might be unable to dispose of such security promptly or at reasonable prices.

INVESTMENT STYLE RISK

Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A portfolio may outperform or underperform other portfolios that employ a different investment style. A portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented portfolios will typically underperform when value investing is in favor. The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock considered to be undervalued may actually be appropriately priced.

ISSUER-SPECIFIC CHANGES

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

INVESTMENT STRATEGIES

A portfolio is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Trust's Board of Trustees. No portfolio is under any obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the portfolios to other risks and considerations, which are discussed in the SAI.

                                  12 Appendix A

Appendix B
Description of Certain Underlying Funds/Portfolios

This section describes the underlying funds/portfolios in which some or all of the asset allocation series may invest. This section summarizes their respective investment objectives and principal investment strategies and risks. Additional information about the investment strategies and risks may be found in the section entitled "Explanation of Strategies and Risks," in appendix A of this prospectus. Further information about the underlying portfolios of ATST is contained in the underlying portfolios' prospectus, available at www.transamericaseriestrust.com; further information about the underlying Transamerica IDEX funds is contained in these underlying funds' prospectuses, available at www.transamericaidex.com.

ATST UNDERLYING PORTFOLIOS:

American Century Large Company Value seeks long-term capital growth with income as a secondary goal by investing principally in U.S. equity securities. Under normal market conditions, the portfolio will have at least 80% of its assets invested in equity securities of companies comprising the Russell 1000(R) Index. The portfolio invests primarily in U.S. large-capitalization companies. The portfolio's sub-adviser uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; fixed-income securities risk; derivatives risk; and market risk.

BlackRock Large Cap Value seeks long-term capital growth by investing primarily in a diversified portfolio of equity securities of large cap companies located in the United States. Under normal circumstances, the portfolio invests at least 80% of its assets in equity securities of large cap companies that are, at the time of purchase, included in the Russell 1000(R) Value Index. The portfolio's sub-adviser seeks to identify well-managed companies with good earnings growth rates selling at a reasonable valuation using a proprietary, multi-factor quantitative screening model. The principal risks of investing in this underlying portfolio are: stock risk; value risk; growth stocks risk; foreign securities risk; securities lending risk; convertible securities risk; preferred stocks risk; liquidity risk; fixed-income securities risk; and market risk.

Capital Guardian Global seeks to provide long-term growth of capital and income by investing primarily in common stocks and preferred stocks (or securities convertible or exchangeable into such securities) of companies with market capitalization greater than $1 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; convertible securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; value risk; growth stocks risk; and market risk.

Capital Guardian U.S. Equity seeks to provide long-term growth of capital by normally investing at least 80% of its net assets in common stocks (or securities convertible or exchangeable into common stocks) and preferred stocks of U.S. companies and securities of companies whose principal markets are in the U.S. (including ADRs and other U.S. registered foreign securities) with market capitalization greater than $1.5 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; convertible securities risk; preferred stocks risk; foreign securities risk; and market risk.

Capital Guardian Value seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the U.S. (including American Depositary Receipts (ADRs) and other U.S. registered foreign securities. The principal risks of investing in this underlying portfolio are: stock risk; value risk; convertible securities risk; foreign securities risk; and market risk.

Clarion Global Real Estate Securities seeks long-term total return from investments principally in equity securities of real estate companies that include common stocks and convertible securities. Under normal conditions, the portfolio will invest at least 80% of its assets in a portfolio of equity securities of issuers that are principally engaged in the real estate industry. Total return consists of realized and unrealized capital gains and losses plus income. In selecting investments for the portfolio, the portfolio's sub-adviser will select companies that derive at least 50% of their total revenues or earnings from owning, operating, developing and/or managing real estate. The portfolio is composed of investments in issuers that are economically tied to at least three different

                                  1 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

countries, including the United States. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; REITs risk; small-or medium- sized companies risk; portfolio turnover risk; convertible securities risk; fixed-income securities risk; real estate securities risk; mortgage-related securities risk; non-diversification risk; and market risk.

Federated Market Opportunity seeks total return by investing in securities that have defensive characteristics. The portfolio's sub-adviser invests in securities of both domestic and foreign companies that are undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The portfolio's investments may include, but are not limited to: U.S. and non-U.S. equity securities, fixed-income securities, REITs, securities of precious metals companies, and derivative and hybrid instruments. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; asset-based securities risk; emerging markets risk; currency risk; fixed-income securities risk; interest rates risk; high-yield debt securities risk; convertible securities risk; REITs risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

Jennison Growth seeks long-term growth of capital by investing substantially all, but at least 65%, of its total assets in equity securities (principally common stocks, preferred stocks, warrants, rights and depositary receipts) of U.S. companies with market capitalizations of at least $1 billion and above average prospects for growth. These companies are generally medium-to large-capitalization companies. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; foreign securities risk; preferred stocks risk; medium-sized companies risk; warrants and rights risk; and market risk.

JPMorgan Core Bond seeks the highest possible current income within the confines of the primary goal of ensuring the protection of capital by investing at least 80% of its assets in U.S. government securities, medium to high-quality corporate bonds, mortgage-backed securities and asset-backed securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; value risk; interest rates risk; mortgage and other asset-backed securities risk; proprietary research risk; and market risk.

JPMorgan Enhanced Index seeks to earn a total return modestly in excess of the total return performance of the S&P 500 Composite Stock Price Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 Composite Stock Price Index by investing at least 80% of its net assets in large- and medium-capitalization U.S. companies but may invest in foreign companies included in the S&P 500 Composite Stock Price Index. The principal risks of investing in this underlying portfolio are: stock risk; value risk; foreign securities risk; medium-sized companies risk; fixed-income securities risk; and market risk.

JPMorgan Mid Cap Value seeks growth from capital appreciation by investing primarily (at least 80% of assets, under normal conditions) in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that the portfolio's sub-adviser believes to be undervalued. Under normal conditions, the portfolio will only purchase securities that are traded on registered exchanges or the over-the-counter market in the U.S. The principal risks of investing in this underlying portfolio are: stock risk; medium-sized companies risk; value risk; foreign securities risk; convertible securities risk; preferred stocks risk; derivatives risk; and market risk.

Marsico Growth seeks long-term growth of capital by investing principally in common stocks of large companies that are selected for their long-term growth potential. The portfolio will normally hold a core position of between 35 and 50 common stocks. The portfolio's sub-adviser uses an approach that combines "top down" macroeconomic analysis with "bottom up" stock selection. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; medium-sized companies risk; foreign securities risk; emerging markets risk; currency risk; and market risk.

MFS High Yield seeks to provide high current income by investing primarily in a professionally managed diversified portfolio of fixed-income securities, some of which may involve equity features. Capital growth, if any, is a consideration secondary to the objective of high current income. Under normal market conditions, the portfolio

                                  2 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

invests at least 80% of its net assets in high-yield, fixed-income securities. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; convertible securities risk; interest rates risk; credit risk; high-yield debt securities risk; mortgage-related securities risk; foreign securities risk; emerging markets risk; bank loans risk; hedging risk; derivatives risk; futures and options risk; and market risk.

Munder Net50 seeks long-term capital appreciation by investing principally in stocks of domestic and foreign companies that are positioned to benefit from the growth of the Internet. Under normal market conditions, the portfolio will invest at least 80% of its total assets in equity securities and American Depositary Receipts (ADRs) of both domestic and foreign companies of the type positioned to benefit from the growth of the Internet. The principal risks of investing in this underlying portfolio are: stock risk; small-sized companies risk; derivatives risk; foreign securities risk; Internet investing risk; initial public offerings risk; emerging markets risk; options risk; exchange-traded funds risk; and market risk.

PIMCO Total Return seeks maximum total return consistent with preservation of capital and prudent investment management by investing, under normal circumstances, at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities. The portfolio may invest all of its assets in derivative instruments. The principal risks of investing in this underlying portfolio are: fixed-income securities risk; derivatives risk; mortgage-related securities risk; foreign securities risk; hedging risk; leveraging risk; high-yield debt securities risk; issuer risk; credit risk; currency risk; liquidity risk; and market risk.

Templeton Transamerica Global seeks long-term growth of capital through the allocation of assets between a domestic and an international portfolio managed by two different sub-advisers. The domestic portfolio invests in common stocks of U.S. based companies that the sub-adviser believes to have the defining feature of premier growth companies that are undervalued in the stock market. The international portfolio invests primarily in foreign equity securities. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; emerging markets risk; derivatives risk; country, sector or industry focus risk; smaller companies risk; and market risk.

T. Rowe Price Equity Income seeks to provide substantial dividend income as well as long-term growth of capital by primarily investing in the dividend-paying common stocks of established companies. Under normal market conditions, at least 80% of the portfolio's net assets will be invested in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; value risk; options risk; derivatives risk; fixed-income securities risk; and market risk.

T. Rowe Price Growth Stock seeks to provide long-term capital growth, and secondarily, increasing dividend income through investments in the common stocks of well-established growth companies by investing primarily, and under normal market conditions, not less than 80% of its net assets in common stocks of a diversified group of growth companies. The principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; growth stocks risk; derivatives risk; options risk; and market risk.

Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; high-yield debt securities risk; foreign securities risk; value risk; interest rate risk; non-diversification risk; small or medium sized companies risk; currency risk; credit risk; and market risk.

Transamerica Balanced seeks long-term capital growth and current income with a secondary objective of capital preservation, by balancing investments among stocks, bonds and cash or cash equivalents. The portfolio generally invests 60% to 70% of its total assets in common stocks with the remaining 30% to 40% in high quality bonds with maturities of less than 30 years. The principal risks of investing in this underlying portfolio are: stock risk; fixed-income securities risk; small- or medium-sized companies risk; and market risk.

                                  3 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

Transamerica Convertible Securities seeks maximum total return through a combination of current income and capital appreciation by normally investing at least 80% of assets in convertible securities, which invest across the credit spectrum and perform more like a stock when the underlying share price is high and more like a bond when the underlying share price is low. The principal risks of investing in this underlying portfolio are: convertible securities risk; stock risk; fixed-income securities risk; foreign securities risk; derivatives risk; and market risk.

Transamerica Equity seeks to maximize long-term growth by generally investing at least 80% of the portfolio's assets in a diversified portfolio of domestic common stocks. The sub-adviser buys securities of companies it believes to have the defining feature of premier growth companies that are undervalued in the stock market. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; and market risk.

Transamerica Growth Opportunities seeks to maximize long-term growth by generally investing at least 65% of the portfolio's assets in a diversified portfolio of equity securities of companies with small- and medium-sized market capitalization or annual revenues of no more than $10 billion at the time of purchase. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; preferred stocks risk; convertible securities risk; small- or medium-sized companies risk; warrants and rights risk; fixed-income securities risk; and market risk.

Transamerica Money Market seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity by investing substantially all of the portfolio's assets in accordance with Rule 2a-7 under the Investment Company Act in U.S. dollar-denominated instruments. The principal risks of investing in this underlying portfolio are: interest rates risk; default risk; foreign securities risk; and market risk.

Transamerica Science & Technology seeks long-term growth of capital by generally investing at least 80% of the portfolio's assets in common stocks of companies that are expected to benefit from the development, advancement and use of science and technology, including, but not limited to: companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The principal risks of investing in this underlying portfolio are: stock risk; science and technology stocks risk; health care sector risk; growth stocks risk; non-diversification risk; and market risk.

Transamerica Small/Mid Cap Value seeks to maximize total return by investing at least 80% of its assets in small- and mid-cap equity securities of domestic companies whose market capitalization falls within the range $100 million to $8 billion. The principal risks of investing in this underlying portfolio are: stock risk; value risk; small- or medium-sized companies risk; foreign securities risk; emerging markets risk; and market risk.

Transamerica U.S. Government Securities seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its net assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or government-sponsored entities. The principal risks of investing in this underlying portfolio are: interest rate risk; mortgage-related securities risk; fixed-income securities risk; credit risk; high-yield debt securities risk; foreign securities risk; derivatives risk; futures and options risk; currency risk; and market risk.

Transamerica Value Balanced seeks preservation of capital and competitive investment returns by investing principally in income-producing common and preferred stocks; debt obligations of U.S. issuers, some of which will be convertible into common stocks; U.S. Treasury bonds, notes and bills; money market instruments; and covered call options and put options. The principal risks of investing in this underlying portfolio are: stock risk; preferred stocks risk; convertible securities risk; value risk; fixed-income securities risk; options risk; and market risk.

Van Kampen Active International Allocation seeks to provide long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by its sub-adviser in equity securities of non-U.S. issuers which in the aggregate, replicate broad market indices. The

                                  4 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

principal risks of investing in this underlying portfolio are: stock risk; foreign securities risk; derivatives risk; options risk; emerging markets risk; and market risk.

Van Kampen Mid-Cap Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets at the time of investment in securities of medium-sized companies. The portfolio's sub-adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; small-or medium-sized companies risk, foreign securities risk; emerging markets risk; convertible securities risk; preferred stocks risk; fixed-income securities risk; warrants and rights risk; REITs risk; the risk of investing aggressively; and futures and options risk; derivatives risk; and market risk.

Van Kampen Large Cap Core seeks to provide high total return by investing, under normal circumstances, at least 80% of the portfolio's assets in companies with market capitalizations of $10 billion or more. The portfolio invests primarily in companies that the sub-adviser believes have strong free cash flow and earnings growth potential. The principal risks of investing in this underlying portfolio are: stock risk; growth stocks risk; value risk; foreign securities risk; REITs risk; emerging markets risk; derivatives risk; futures and options risk; and market risk.

TRANSAMERICA IDEX UNDERLYING FUNDS:

TA IDEX AllianceBernstein International Value seeks long-term growth of capital by investing primarily in equity securities of established companies from more than 40 industries and from more than 40 developed countries. The fund primarily invests in issues that are economically tied to a number of countries throughout the world and expects to be invested in more than three different foreign countries. The fund's investment policies emphasize investments that are determined to be undervalued by the fund's sub-adviser. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; liquidity risk; derivatives risk; short sales risk; repurchase agreements risk; credit risk; hedging risk; currency risk; interest rate risk; warrants and rights risk; securities lending risk; convertible securities risk; leveraging risk; and market risk.

TA IDEX BlackRock Global Allocation seeks to provide high total investment return through a fully managed investment policy utilizing U.S. and foreign equity securities, debt, and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets. The fund will invest in issuers located in a number of countries throughout the world, and it generally seeks diversification across markets, industries and issuers as one of its strategies to reduce volatility. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; small- or medium-sized companies risk; currency risk; liquidity risk; preferred stocks risk; convertible securities risk; fixed-income securities risk; distressed securities risk; high-yield debt securities risk; interest rate risk; precious metal related securities risk; credit risk; call and redemption risk; real estate securities risk; warrants and rights risk; hedging risk; derivatives risk; securities lending risk; emerging markets risk; syndicated bank loans risk; and market risk.

TA IDEX BlackRock Natural Resources seeks to achieve long-term capital growth and to protect the purchasing power of shareholders' capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets. Under normal circumstances, the fund will invest at least 80% of its assets in equities of companies with substantial natural resource assets, or in securities the value of which is related to the market value of some natural resource asset. The fund may invest in both U.S. and non-U.S. companies of any market capitalization. The principal risks of investing in this underlying fund are: stock risk; asset-based securities risk; foreign securities risk; currency risk; emerging markets risk; preferred stocks risk; convertible securities risk; value risk; derivatives risk; futures and options risk; leveraging risk; liquidity risk; country, sector or industry focus risk; non-diversification risk; and market risk.

TA IDEX Bjurman, Barry Micro Emerging Growth seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in common stocks of emerging growth U.S. companies whose total market capitalization at the time of investment is generally between $30 million and

                                  5 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

$1 billion, and which, in the opinion of the sub-adviser, have superior earnings growth characteristics. The fund's sub-adviser uses quantitative models that emphasize both growth and value attributes. The principal risks of investing in this underlying fund are: stock risk; small- and micro-sized companies risk; risk of investing aggressively; growth stocks risk; value risk; industry focus risk; emerging growth companies risk; and market risk.

TA IDEX Evergreen Health Care seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio's assets in the equity securities of health care companies. These include, but are not limited to, pharmaceutical companies, biotechnology companies, medical devise and supply companies, managed care companies and health care information and service providers. The principal risks of investing in this underlying fund are: investing in common stock; healthcare sector risk; foreign securities risk; small- or medium-sized companies risk; value risk; derivative risk; futures risk; options risk; hedging risk; short sales risk; portfolio turnover risk; non-diversification risk; and market risk.

TA IDEX Evergreen International Small Cap seeks capital growth by investing principally in equity securities of small companies located in at least three countries, one of which may be the United States (the fund normally invests at least 80% of its assets in equity securities such as common stocks, convertible securities and preferred stocks). The fund seeks to invest in equity securities of issuers that the sub-adviser believes are well-managed and positioned to achieve above-average increases in revenue and earnings and have strong prospects for continued revenue growth. The principal risks of investing in this underlying fund are: investing in common stock; foreign securities risk; emerging markets risk; small- and medium-sized companies risk; fixed-income securities risk; preferred stocks risk; growth stocks risk; value risk; convertible securities risk; real estate securities risk; derivatives risk; REITs risk; currency risk; hedging risk; and market risk.

TA IDEX Federated Market Opportunity seeks to provide moderate capital appreciation and high current income by investing, under normal market conditions, in domestic and foreign securities that the fund's sub-adviser deems to be undervalued or out-of-favor or securities that it believes are attractive due to their income-producing potential. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; emerging market risk; currency risk; fixed-income securities risk; interest rate risk; credit risk; high-yield debt securities risk; country, sector or industry focus risk; convertible securities risk; REITs risk; investment companies risk; hedging risk; hybrid instruments risk; liquidity risk; leveraging risk; derivatives risk; options risk; exchange-traded funds risk; portfolio turnover risk; and market risk.

TA IDEX JPMorgan International Bond seeks high total return by investing in high-quality, non-dollar denominated government and corporate debt securities of foreign issuers. The sub-adviser seeks to achieve this objective by investing at least 80% of the fund's assets in high-quality bonds. The sub-adviser determines whether to buy and sell securities using a combination of fundamental research and bond currency valuation models. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; credit risk; interest rate risk; currency risk; country, sector or industry focus risk; derivatives risk; hedging risk; liquidity risk; futures and options risk; non-diversification risk; and market risk.

TA IDEX Legg Mason Partners Investors Value seeks long-term growth of capital with current income as a secondary objective by investing principally in common stocks of established U.S. companies. The fund's sub-adviser focuses on large capitalization companies and seeks to identify companies with solid growth potential at reasonable values. To a lesser degree, the fund invests in income producing securities such as debt securities. The principal risks of investing in this underlying fund are: investing in common stock; value risk; growth stocks risk; fixed-income securities risk; and market risk.

TA IDEX Loomis Sayles Bond seeks high total investment return through a combination of current income and capital appreciation by investing principally in fixed-income securities. The fund normally invests at least 80% of its assets in fixed-income securities, primarily investment-grade, although it may invest up to 35% of its assets in lower-rated fixed-income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The principal risks of investing in this underlying fund are: fixed-income securities risk; credit risk; interest

                                  6 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

rate risk; high-yield debt securities risk; preferred stocks risk; foreign securities risk; emerging markets risk; currency risk; mortgage-related securities risk; REITs risk; repurchase agreement default risk; Rule 144A securities risk; convertible securities risk; structured notes risk; derivatives risk; futures and options risk; hedging risk; liquidity risk; and market risk.

TA IDEX Marsico International Growth seeks long-term growth of capital by investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The fund may invest in companies of any size throughout the world, and normally invests in issuers from at least three different countries, not including the U.S. It generally maintains a core position of between 35 and 50 common stocks and may also invest in common stocks of companies operating in emerging markets. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; small- or medium-sized companies risk; default risk; and market risk.

TA IDEX Mellon Market Neutral Strategy seeks investment returns exceeding the 3-month U.S. Treasury Bill from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The sub-adviser seeks to achieve this objective by using a market neutral strategy and investing, under normal circumstances, at least 80% of the fund's assets in equity securities (excluding cash collateral). The sub-adviser seeks to construct a diversified portfolio that has limited exposure to the U.S. equity general market risk and near neutral exposure to specific industries, sectors and capitalization ranges. The principal risks of investing in this underlying fund are: stock risk; short sales risk; derivatives risk; leveraging risk; portfolio turnover risk; foreign securities risk; and market risk.

TA IDEX Neuberger Berman International seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any size, including companies in developed and emerging industrialized markets. The fund looks for well-managed and profitable companies that show growth potential and whose stock prices are undervalued. The principal risks of investing in this underlying fund are: investing in common stock; value risk; foreign securities risk; country, sector or industry focus risk; emerging markets risk; small- or medium-sized companies risk; derivatives risk; credit risk; interest rate risk; currency risk; hedging risk; securities lending risk; liquidity risk; leveraging risk; and market risk.

TA IDEX Oppenheimer Developing Markets aggressively seeks capital appreciation by investing, under normal market conditions, at least 80% of its assets in equity securities of issuers that are economically tied to one or more emerging market countries. In selecting securities, the fund's sub-adviser looks primarily for foreign companies in developing markets with high growth potential. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; country, sector or industry focus risk; small- or medium-sized companies risk; fixed-income securities risk; convertible securities risk; preferred stocks risk; currency risk; liquidity risk; derivatives risk; options risk; hedging risk; credit risk; interest rate risk; warrants and rights risk; portfolio turnover risk; and market risk.

TA IDEX Oppenheimer Small- & Mid-Cap Value seeks capital appreciation by investing, under normal market conditions, 80% of its net assets in equity securities of small- and mid-cap domestic and foreign issuers. The portfolio's sub-adviser uses a value approach to investing by searching for securities it believes to be undervalued in the marketplace. The principal risks of investing in this underlying fund are: stock risk; small- or medium-sized companies risk; value risk; liquidity risk; portfolio turnover risk; foreign securities risk; preferred stocks risk; fixed-income securities risk; convertible securities risk; industry focus risk; credit risk; interest rate risk; and market risk.

TA IDEX PIMCO Real Return TIPS seeks maximum real return, consistent with preservation of real capital and prudent investment management by investing principally in Treasury Inflation-Indexed Securities (or "TIPS"). The fund's sub-adviser invests, under normal circumstances, at least 80% of the fund's net assets in TIPS of varying maturities. The principal risks of investing in this underlying fund are: fixed-income securities risk; derivatives risk; interest rate risk; leveraging risk; high-yield debt securities risk; hedging risk; tax consequences risk; CPIU measurement risk; credit risk; market risk; issuer risk; liquidity risk; mortgage

                                  7 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

related securities risk; futures and options risk; currency risk;
non-diversification risk; and foreign securities risk.

TA IDEX MFS International Equity seeks capital growth by investing principally in equity securities of foreign companies. Under normal market conditions, the fund invests at least 80% of its assets in common stocks and related equity securities, such as preferred stock, convertible securities and depositary receipts of issuers economically tied to a number of countries throughout the world, including emerging markets countries. The principal risks of investing in this underlying fund are: investing in common stock; growth stocks risk; foreign securities risk; emerging markets risk; currency risk; preferred stock risk; derivatives risk; futures risk; convertible securities risk; and market risk.

TA IDEX Third Avenue Value seeks long-term capital appreciation by investing, under normal circumstances, at least 80% of the portfolio assets in common stocks of U.S. and non-U.S. issuers. The fund's sub-adviser employs an opportunistic, bottom-up research process to identify companies that it believes to have strong balance sheets, competent managements, and understandable businesses, where equity securities are priced at a discount to its estimate of intrinsic value. The principal risks of investing in this underlying fund are: stock risk; value risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; foreign securities risk; currency risk; non-diversification risk; and market risk.

TA IDEX Transamerica Flexible Income seeks to provide as high a level of current income for distribution as is consistent with prudent investment, with capital appreciation as only a secondary objective by generally investing at least 80% (at market value computed at the time of investment), and may invest all, of its assets in fixed-income debt securities and cash or cash equivalents. The principal risks of investing in this underlying fund are: fixed-income securities risk; active trading risk; convertible securities risk; preferred stock risk; high-yield debt securities risk; warrants and rights risk; and market risk.

TA IDEX Transamerica High-Yield Bond seeks a high level of current income by investing in high-yield debt securities by investing at least 80% of fund assets in a diversified portfolio of high-yield high risk bonds (commonly known as "junk bonds"). These junk bonds are high risk debt securities rated in medium or lower ratings categories or determined by the fund's sub-adviser to be of comparable quality. The principal risks of investing in this underlying fund are: fixed-income securities risk; high-yield debt securities risk; and market risk.

TA IDEX Transamerica Short-Term Bond seeks a high level of income consistent with minimal fluctuation in principal value and liquidity by investing in a diversified portfolio of short-term and intermediate-term investment-grade corporate obligations, obligations issued or guaranteed by the U.S. and foreign governments and their agencies and instrumentalities, and mortgage-backed securities. Normally, the fund will invest at least 80% of its assets in bonds. The principal risks of investing in this underlying fund are: fixed-income securities risk; mortgage-related securities risk; interest rate risk; default risk; foreign securities risk; and market risk.

TA IDEX UBS Dynamic Alpha seeks to maximize total return, consisting of capital appreciation and current income by investing principally in equity and fixed-income securities of U.S. and foreign issuers and other financial instruments to gain exposure to global equity, global fixed-income and cash equivalent markets, including global currencies. The fund is a multi-asset fund. The asset classes in which the fund may invest include, but are not limited to:
U.S. and non-U.S. equity securities (including emerging market equity securities); U.S. and non-U.S. fixed-income securities (including U.S. high yield, fixed-income and emerging market debt); and cash equivalents. The principal risks of investing in this underlying fund are: stock risk; value risk; growth stocks risk; small- or medium-sized company risk; fixed-income securities risk; high-yield debt securities risk; interest rate risk; credit risk; prepayment risk; U.S. government agency obligations risk; foreign securities risk; currency risk; emerging markets risk; convertible securities risk; preferred stocks risk; derivatives risk; futures and options risk; short sales risk; leveraging risk; country, sector or industry focus risk; liquidity risk; non-diversification risk; active trading risk; investing in other funds risk; and market risk.

TA IDEX UBS Large Cap Value seeks to maximize total return, consisting of capital appreciation and

                                  8 Appendix B

Appendix B
Description of Certain Underlying Funds/Portfolios (continued)

current income by investing, under normal circumstances, at least 80% of its assets in equity securities of U.S. large capitalization companies. In selecting securities, the fund's sub-adviser focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. The principal risks of investing in this underlying fund are: investing in common stock; preferred stocks risk; value risk; derivatives risk; futures and options risk; convertible securities risk; warrants and rights risk; and market risk.

TA IDEX Van Kampen Emerging Markets Debt seeks high total return by investing primarily in fixed-income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries. Under normal circumstances, at least 80% of the assets of the fund will be invested in debt securities of issuers located in emerging market countries. The principal risks of investing in this underlying fund are: fixed-income securities risk; foreign securities risk; emerging markets risk; currency risk; derivatives risks; non-diversification risk; and market risk.

TA IDEX Van Kampen Small Company Growth seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies (under normal circumstances, at least 80% of the fund's assets will be invested in such securities). The principal risks of investing in this underlying fund are: investing in common stock; smaller companies risk; growth stocks risk; foreign securities risk; derivatives risk; emerging markets risk; REITs risk; and market risk.

Under adverse or unstable market conditions, the underlying funds/portfolios can invest some or all of their assets in cash, repurchase agreements and money market instruments. Although the underlying funds/portfolios will do this only in seeking to avoid losses, the underlying funds/portfolios may be unable to pursue their investment objective during that time, and it could reduce the benefit from any upswing in the market.

                                  9 Appendix B

                        AEGON/TRANSAMERICA SERIES TRUST
                        www.transamericaseriestrust.com

ADDITIONAL INFORMATION ABOUT THESE PORTFOLIOS IS CONTAINED IN THE TRUST'S ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS AND IN THE STATEMENT OF ADDITIONAL INFORMATION (SAI), DATED MAY 1, 2007, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. IN THE TRUST'S ANNUAL REPORTS, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE TRUST'S PERFORMANCE DURING THE LAST FISCAL YEAR.

YOU MAY ALSO CALL 1-800-851-9777 TO REQUEST THIS ADDITIONAL INFORMATION ABOUT THE TRUST WITHOUT CHARGE OR TO MAKE SHAREHOLDER INQUIRIES.

OTHER INFORMATION ABOUT THESE PORTFOLIOS HAS BEEN FILED WITH AND IS AVAILABLE FROM THE U.S. SECURITIES AND EXCHANGE COMMISSION. INFORMATION ABOUT THE TRUST (INCLUDING THE SAI) CAN BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING THE COMMISSION AT 202-551-8090. INFORMATION MAY BE OBTAINED, UPON PAYMENT OF A DUPLICATING FEE BY, WRITING THE PUBLIC REFERENCE SECTION OF THE COMMISSION, WASHINGTON, D.C. 20549-6009, OR BY ELECTRONIC REQUEST AT PUBLICINFO@SEC.GOV.

REPORTS AND OTHER INFORMATION ABOUT THE TRUST ARE ALSO AVAILABLE ON THE COMMISSION'S INTERNET SITE AT HTTP://WWW.SEC.GOV. (AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)

FOR MORE INFORMATION ABOUT THESE PORTFOLIOS, YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS WITHOUT CHARGE, OR TO MAKE OTHER INQUIRIES ABOUT THIS TRUST, CALL THE NUMBER LISTED ABOVE.

(AEGON/TRANSAMERICA SERIES TRUST FILE NO. 811-4419.)